UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant [X]	Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Section 240.14a-12

SINTX TECHNOLOGIES, INC.

(Name of Registrant as Specified in Its Charter)

Commission File Number: 001-33624

Not Applicable

(Name of Persons Filing Proxy Statement If Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

SINTX Technologies, Inc.

1885 West 2100 South

Salt Lake City, UT 84119

ANNUAL MEETING OF STOCKHOLDERS

August 13, 2020

NOTICE OF MEETING

The annual meeting of the stockholders of SINTX Technologies, Inc., a Delaware corporation, will be held at 10:00 a.m., local time, on August 13, 2020, at 1885 West 2100 South, Salt Lake City, UT 84119.

We are carefully monitoring the public health impact of the coronavirus (COVID-19) on a daily basis, and may decide to forego the physical, in person Annual Meeting in favor of a virtual-only Annual Meeting or some other alternative depending on the situation. While we understand this could disrupt the travel plans of those who plan to attend, our first priority is the health and safety of our communities, shareholders, employees and other stakeholders. In the event we decide to hold a virtual-only Annual Meeting or some other alternative, shareholders will be notified and provided with additional details in a press release and pursuant to filings we make with the SEC. At any virtual-only Annual Meeting, we will ensure that all shareholders or their proxyholder have the ability to participate, ask questions and vote their shares. As always, we encourage you to vote your shares prior to the Annual Meeting.

The Annual Meeting will be held for the following purposes, as more fully described in the Proxy Statement accompanying this notice:

1.	to elect two Class III directors to hold office for a term expiring at the annual meeting of stockholders to be held in 2023 or until their respective successors are elected and qualified;

2.	to approve the form, terms and provisions of the SINTX Technologies, Inc. 2020 Equity Incentive Plan;

3.	to ratify the Audit Committee’s appointment of Tanner LLC as SINTX’s independent registered public accounting firm for the year ending December 31, 2020;

4.	to adopt, on an advisory basis, a non-binding resolution approving the compensation of the Company’s named executive officers, as described in the Proxy Statement under “Executive Compensation”;

5.	to approve the change of domicile of the Company from the State of Delaware to the State of Nevada;

6.	to approve one or more adjournments of the annual meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the meeting to adopt one or more of the foregoing Proposals; and

to act upon such other matters as may properly come before the meeting or any adjournment or postponement of the meeting.

Stockholders at the close of business on June 26, 2020 are entitled to vote in person or by proxy at the annual meeting. The annual meeting will be open to the public.

/s/ B. Sonny Bal
B. Sonny Bal
Chief Executive Officer

July 10, 2020

Important Notice Regarding the Availability of Proxy Materials for the Shareholders Meeting to be held August 13, 2020:

The proxy statement, notice of annual meeting, and annual report to shareholders are available at http://www.astproxyportal.com/ast/22977 or from our Investor Relations website at https://ir.sintx.com/annual-shareholder-materials.

2

SINTX Technologies, Inc.

1885 West 2100 South

Salt Lake City, UT 84119

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

To be Held on August 13, 2020

This proxy statement is provided to stockholders of SINTX Technologies, Inc. (the “Company”) in connection with the annual meeting of stockholders and any adjournments or postponements of the annual meeting. The annual meeting will be held at 10:00 a.m. local time, on August 13, 2020, at 1885 West 2100 South, Salt Lake City, UT 84119. Directions to the annual meeting can be obtained by calling the Company at (801) 839-3500.

We are carefully monitoring the public health impact of the coronavirus (COVID-19) on a daily basis, and may decide to forego the physical, in person Annual Meeting in favor of a virtual-only Annual Meeting or some other alternative depending on the situation. While we understand this could disrupt the travel plans of those who plan to attend, our first priority is the health and safety of our communities, shareholders, employees and other stakeholders. In the event we decide to hold a virtual-only Annual Meeting or some other alternative, shareholders will be notified and provided with additional details in a press release and pursuant to filings we make with the SEC. At any virtual-only Annual Meeting, we will ensure that all shareholders or their proxyholder have the ability to participate, ask questions and vote their shares. As always, we encourage you to vote your shares prior to the Annual Meeting.

This proxy statement and form of proxy are first being sent or given to our stockholders on or about July 10, 2020, along with our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, as filed with the Securities and Exchange Commission (the “SEC”) on March 26, 2020.

ABOUT THE MEETING, VOTING, STOCKHOLDER PROPOSALS

AND COMPANY INFORMATION

3

Q: Why did I receive this proxy statement?

A: The Board of Directors is soliciting your proxy to vote at the annual meeting because you were a holder of the Company’s shares of common stock, par value $0.01 per share (“Common Stock”), at the close of business on June 26, 2020, the record date, and are entitled to vote at the annual meeting. The annual meeting is being held for the purposes of obtaining stockholder approval for the following proposals (the “Proposals”):

1.	to elect two Class III directors to hold office for a term expiring at the annual meeting of stockholders to be held in 2023 or until their respective successors are elected and qualified;

2.	to approve the form, terms and provisions of the SINTX Technologies, Inc. 2020 Equity Incentive Plan;

3.	to ratify the Audit Committee’s appointment of Tanner LLC as SINTX’s independent registered public accounting firm for the year ending December 31, 2020;

4.	to adopt, on an advisory basis, a non-binding resolution approving the compensation of the Company’s named executive officers, as described in the Proxy Statement under “Executive Compensation”;

5.	to approve the change of domicile of the Company from the State of Delaware to the State of Nevada;

6.	to approve one or more adjournments of the annual meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the meeting to adopt one or more of the foregoing Proposals; and

to act upon such other matters as may properly come before the meeting or any adjournment or postponement of the meeting.

Q: What information is contained in this proxy statement?

A: The information in this proxy statement relates to the Proposals to be voted on at the annual meeting, the voting process and certain other required information.

Q: What should I do if I receive more than one set of voting materials?

A: You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares of Common Stock are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive.

Q: How may I obtain an additional set of proxy materials?

A: All stockholders may write to us at the following address to request an additional copy of these materials:

SINTX Technologies, Inc.

1885 West 2100 South

Salt Lake City, UT 84119

Attention: Corporate Secretary

Additionally, this proxy statement and notice of annual meeting are all available free of charge on our website at http://investors.sintx.com/annual-meetings-proxies or from our transfer agent at http://www.astproxyportal.com/ast/22977

Q: What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A: If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, you are considered, with respect to those shares, the “stockholder of record.” If you are a stockholder of record, this proxy statement and a proxy card have been sent directly to you by the Company.

4

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name. If you own shares held in street name, this proxy statement has been forwarded to you by your broker, bank or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote your shares by using the voting instruction card included in the mailing or by following their instructions for voting by telephone or the Internet, if the broker, bank or nominee offers these alternatives. Since a beneficial owner is not the stockholder of record, you may not vote these shares in person at the annual meeting unless you obtain a “legal proxy” from the broker, bank or nominee that holds your shares, giving you the right to vote the shares at the annual meeting.

Q: How do I vote?

A: You may vote using any of the following methods:

●	Proxy card or voting instruction card. Be sure to complete, sign and date the card and return it in the prepaid envelope.

●	By Internet. If you are a stockholder of record, you may vote on the Internet using the instructions in the enclosed proxy card. If you own shares held in street name, you will receive voting instructions from your bank, broker or other nominee and may vote by telephone or on the Internet if they offer that alternative.

●	In person at the annual meeting. All stockholders may vote in person at the annual meeting. You may also be represented by another person at the annual meeting by executing a proper proxy designating that person. If you own shares held in street name, you must obtain a legal proxy from your bank, broker or other nominee and present it to the inspector of election with your ballot when you vote at the annual meeting.

Q: What can I do if I change my mind after I vote my shares?

A: If you are a stockholder of record, you may revoke your proxy at any time before it is voted at the annual meeting by:

●	sending written notice of revocation to our Corporate Secretary;

●	submitting a new, proper proxy dated later than the date of the revoked proxy; or

●	attending the annual meeting and voting in person.

If you own shares held in street name, you may submit new voting instructions by contacting your broker, bank or nominee. You may also vote in person at the annual meeting if you obtain a legal proxy as described in the answer to the previous question. Attendance at the annual meeting will not, by itself, revoke a proxy.

Q: What if I return a signed proxy card, but do not vote for some of the matters listed on the proxy card?

A: If you return a signed proxy card without indicating your vote, your shares will be voted in accordance with the Board of Director’s recommendations, “FOR” the approval of Proposal No. 1, “FOR” Proposal No. 2, “FOR” Proposal No. 3, “FOR” Proposal No. 4, “FOR” the approval of Proposal No. 5, and “FOR” the approval of Proposal No. 6.

Q: Can my broker vote my shares for me without my instructions?

A: Your broker or nominee will have discretionary authority to vote your shares with respect to “routine” proposals such as Proposals No. 3 and No. 6. Proposals Nos. 1, 2, 4 and 5 are not considered routine and your broker or nominee will not have discretionary authority to vote your shares on those proposals without your direction. Please provide voting instructions on the proposals described herein so your vote can be counted.

5

Q: Can my shares be voted if I do not return my proxy card or voting instruction card and do not attend the annual meeting?

A: If you do not vote your shares held of record (registered directly in your name, not in the name of a bank or broker), your shares will not be voted.

If you do not vote your shares held in street name with a broker, your broker will not be authorized to vote on Proposal No. 1, Proposal No. 2., Proposal No. 4 and Proposal No. 5, but will be authorized to vote on Proposal 3 and Proposal 6.

Q: What are the voting requirements with respect to each of the Proposals?

A: Proposal No. 1. The two nominees for Class III director receiving the highest number of votes will be elected Class III directors. The proxy card enables a stockholder to vote “FOR” or “WITHHOLD” from voting as to each person nominated by the Board. “Withhold” votes and broker non-votes are not considered votes cast for the foregoing purpose and will have no effect on the election of the nominees.

Proposal No. 2. The affirmative (“FOR”) vote of the holders of a majority of the votes present in person or represented by proxy and entitled to vote on this Proposal and cast at the annual meeting is necessary to approve Proposal No. 2. Abstentions will have the same effect as votes against Proposal No. 2. We believe brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this Proposal.

Proposal No. 3. This proposal requires the affirmative vote of a majority of the votes cast. Any shares not voted (whether by abstention or otherwise) have no impact on the vote. We believe brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this Proposal.

Proposal No. 4. The affirmative (“FOR”) vote of the holders of a majority of the votes present in person or represented by proxy and entitled to vote on this Proposal and cast at the annual meeting is necessary to approve Proposal No. 4. Because abstentions and broker non- votes are not considered votes cast, they will have no effect on the vote. We believe brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this Proposal.

Proposal No. 5. The affirmative (“FOR”) vote of the holders of a majority of the votes outstanding and entitled to vote at the Annual Meeting is necessary to approve Proposal No. 4. Abstentions will have the same effect as votes against Proposal No. 4. We believe brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this Proposal.

Proposal No. 6. The affirmative (“FOR”) vote of the holders of a majority of the votes present in person or represented by proxy and entitled to vote on this Proposal and cast at the annual meeting is necessary to approve Proposal No. 6. Abstentions will have the same effect as votes against Proposal No. 6. We believe brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this Proposal.

Q: How many votes do I have?

A: As of June 26, 2020, the record date, there were 16,978,777 shares of our Common Stock outstanding and entitled to vote. Each share of our Common Stock that you own entitles you to one vote.

Q: What happens if additional matters are presented at the annual meeting?

A: Other than the items of business described in this proxy statement, we are not aware of any other business to be acted upon at the annual meeting. If you grant a proxy, the persons named as proxy holders, B. Sonny Bal and David O’Brien, will have the discretion to vote your shares on any additional matters properly presented for a vote at the annual meeting.

Q: How many shares must be present or represented to conduct business at the annual meeting?

A: A quorum will be present if at least a majority of the outstanding shares of our Common Stock entitled to vote is represented at the annual meeting, either in person or by proxy.

6

Both abstentions and broker non-votes (described below) are counted for the purpose of determining the presence of a quorum.

Q: How can I attend the annual meeting?

A: You are entitled to attend the annual meeting only if you were a stockholder of SINTX as of the close of business on June 26, 2020, the record date, or if you hold a valid proxy for the annual meeting. You should be prepared to present photo identification for admittance. If you are a stockholder of record, your name will be verified against the list of stockholders of record on the record date prior to your admission to the annual meeting. If you are not a stockholder of record, but hold shares through a broker, bank or nominee (i.e., in street name), you should provide proof of beneficial ownership on the record date, such as your most recent account statement prior to the record date, a copy of the voting instruction card provided by your broker, bank or nominee, or other similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the annual meeting.

The annual meeting will begin promptly at 10:00 a.m., local time on August 13, 2020. You should allow adequate time for check-in procedures.

We are carefully monitoring the public health impact of the coronavirus (COVID-19) on a daily basis, and may decide to forego the physical, in person Annual Meeting in favor of a virtual-only Annual Meeting or some other alternative depending on the situation. While we understand this could disrupt the travel plans of those who plan to attend, our first priority is the health and safety of our communities, shareholders, employees and other stakeholders. In the event we decide to hold a virtual-only Annual Meeting or some other alternative, shareholders will be notified and provided with additional details in a press release and pursuant to filings we make with the SEC. At any virtual-only Annual Meeting, we will ensure that all shareholders or their proxyholder have the ability to participate, ask questions and vote their shares. As always, we encourage you to vote your shares prior to the Annual Meeting.

Q: How can I vote my shares in person at the annual meeting?

A: Shares held in your name as the stockholder of record may be voted in person at the annual meeting. Shares held beneficially in street name may be voted in person at the annual meeting only if you obtain a legal proxy from the broker, bank or nominee that holds the shares giving you the right to vote the shares. Even if you plan to attend the annual meeting, we recommend that you also submit your proxy card or voting instruction card as described herein so your vote will be counted if you later decide not to attend the annual meeting.

Q: What is the deadline for voting my shares?

A: If you hold shares as the stockholder of record, your vote by proxy must be received before the polls close at the annual meeting, except that proxies submitted by the Internet must be received by 11:59 p.m., Eastern Time, on August 12, 2020.

If you hold shares beneficially in street name, please follow the voting instructions provided by your broker, bank or nominee. You may vote these shares in person at the annual meeting only if at the annual meeting you provide a legal proxy obtained from your broker, bank or nominee.

Q: Is my vote confidential?

A: Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within SINTX or to third parties, except: (1) as necessary to meet applicable legal requirements; (2) to allow for the tabulation of votes and certification of the vote; and (3) to facilitate a successful proxy solicitation. Occasionally, stockholders provide written comments on their proxy card, which are then forwarded to our management.

7

Q: What is a broker non-vote?

A: A broker non-vote occurs when a broker does not vote on a particular proposal with respect to shares of Common Stock held in a fiduciary capacity (typically referred to as being held in “street name”) because the broker has not received voting instructions from the beneficial owner. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include the ratification of auditors. Non-routine matters include matters such as the election of directors, the approval of, and amendments to, stock plans, the approval of, and amendments to by-laws and corporate charter documents and change in corporate domicile. Therefore, if you do not give your broker or nominee specific instructions, your shares will not be voted on non-routine matters and may not be voted on routine matters. However, shares represented by such “broker non-votes” will be counted in determining whether there is a quorum present at the annual meeting for the purpose of transacting business.

Q: Where can I find the voting results of the annual meeting?

A: We intend to announce preliminary voting results at the annual meeting and publish final voting results in a Current Report on Form 8-K to be filed with the United States Securities and Exchange Commission (“SEC”) within four business days after the annual meeting.

Q: Who will bear the cost of soliciting votes for the annual meeting?

A: The cost of this solicitation is being borne by SINTX. These costs will include the expense of preparing, assembling, printing and mailing the notice, this proxy statement and any other material used in the Company’s solicitation of proxies to stockholders of record and beneficial owners, and reimbursements paid to banks, brokerage firms, custodians and others for their reasonable out-of-pocket expenses for forwarding proxy materials to stockholders and obtaining beneficial owners’ voting instructions. Proxies may be solicited on our behalf by our directors, officers and regular employees by telephone or other means. There will be no special or additional compensation for these services. Stockholders voting via the telephone or Internet should understand that there may be costs associated with telephonic or electronic access, such as usage charges from telephone companies and internet access providers, which must be borne by the stockholder. We have retained the services of D.F. King & Co., Inc., a professional solicitation firm, as proxy solicitor for this annual meeting. We expect to pay D.F. King & Co., Inc. approximately $12,500 for the services it will perform as proxy solicitor in connection with this annual meeting. Further, we will reimburse D.F. King & Co., Inc. for its reasonable out-of-pocket expenses in connection therewith. We have also agreed to indemnify D.F. King & Co., Inc. against certain liabilities relating to or arising out of the engagement.

Q: What if I have questions for the Company’s transfer agent?

A: Please contact our transfer agent at the telephone number or address listed below with any questions concerning stock certificates, transfer of ownership or other matters pertaining to your stock account.

American Stock Transfer & Trust Company LLC

6201 15th Ave

Brooklyn NY 11219

1-800-937-5449

help@astfinancial.com

Q: Who can help answer my questions?

A: If you have any questions about the annual meeting or how to vote or revoke your proxy, please contact:

SINTX Technologies, Inc.

188 West 2100 South

Salt Lake City, UT 84119

Attention: Corporate Secretary

8

Q: How does the Board recommend I vote my shares?

A: The Board recommends a vote FOR each nominee for election to the Board and FOR approval of Proposals numbered 2, 3, 4, 5 and 6.

Q: How can I bring business to be presented from the floor of the annual meeting?

A: Stockholders may present proposals for action at a future meeting if they comply with SEC rules, state law and our Bylaws. For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to our Bylaws, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation.

Q: How can Stockholders recommend a candidate for election to the Board?

A: Stockholders who wish to recommend a candidate for election to our Board should write to: Corporate Secretary, SINTX Technologies, Inc., 1885 West 2100 South, Salt Lake City, UT 84119, stating in detail the qualifications of a candidate for consideration by the Board. Additionally, our corporate Bylaws contain a detailed description of the process that must be followed by a stockholder in order to properly nominate a candidate for election to our Board. Information on how to obtain a copy of our Bylaws is provided below. In considering Board candidates, the Board seeks individuals of proven judgment and competence who have strong reputations in their respective fields. The Board considers such factors as experience, education, employment history, special talents or personal attributes, anticipated participation in Board activities, and geographic and diversity factors. The process for identifying and evaluating nominees would include detailed consideration of the recommendations and opinions of members of our Board, our executive officers, and our stockholders. There would be no difference in the process of evaluation of candidates recommended by a stockholder and those recommended by other sources.

Q: How can I communicate with the Board?

A: Stockholders interested in communicating directly with our Board may do so by writing to: Board of Directors, SINTX Technologies, Inc., 1885 West 2100 South, Salt Lake City, UT 84119. All such written correspondence is delivered to the director or directors to whom it is addressed or, if addressed generally to the Board, to all directors. Concerns relating to accounting, internal controls, or auditing matters are immediately forwarded to the Chief Executive Officer, Chief Financial Officer and Principal Accounting Officer, and Chairman of the Audit Committee.

Q: Will the Board attend the Annual Meeting?

A: We encourage attendance by members of the board and senior executives, but attendance is not required.

Q: How can a stockholder submit a Stockholder Proposal for inclusion in the 2021 Proxy Statement; Discretionary Voting

A: Stockholders interested in submitting a proposal for inclusion in our proxy statement for next year’s annual meeting must do so in compliance with our Bylaws and applicable SEC rules and regulations. Under Rule 14a-8 adopted by the SEC, to be considered for inclusion in our proxy materials for our 2021 annual meeting, a stockholder proposal, including nominations for directors, must be received in writing by our Corporate Secretary no later than 5:00 p.m. MST on March 5, 2021. If the date of our 2021 annual meeting is moved more than 30 days before or after the anniversary date of this year’s meeting, the deadline for inclusion of proposals in our proxy statement will instead be a reasonable time before we begin to print and mail our proxy materials next year. Any such proposals will also need to comply with the various provisions of Rule 14a-8, which governs the basis on which such stockholder proposals can be included or excluded from Company-sponsored proxy materials.

If a stockholder desires to submit a proposal, including nominations for directors, for consideration at the 2021 annual meeting, but not have the proposal included with our proxy solicitation materials relating to the 2021 annual meeting, the stockholder must comply with the procedures set forth in our governing documents. Our Bylaws require that, for business to be properly brought before an annual meeting by a stockholder, such stockholder must have given timely notice thereof, along with other specified material, in proper written form to the Company. To be timely, a stockholder’s notice pertaining to an annual meeting shall be delivered to the Corporate Secretary at the principal executive offices of the Company not less than ninety (90) or more than one-hundred and twenty (120) days prior to the first anniversary of the date of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than thirty (30) days after the previous year’s annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the one-hundred and twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the close of business on the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Corporation.

9

Any stockholder who wishes to make such a proposal should obtain a copy of the Bylaws, which contain these and other requirements with respect to stockholder proposals and director nominations, including certain information that must be included concerning the stockholder and each proposal and nominee. Our Bylaws were filed with the SEC as an exhibit to our Current Report on Form 8-K, filed on February 20, 2014. You may also obtain a copy by writing to our Corporate Secretary, at SINTX Technologies, Inc., 1885 W 2100 S, Salt Lake City, UT 84119.

Q: Where can I find More Information on SINTX

Our corporate website is http://www.sintx.com. We make available on this website, free of charge, access to our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, Proxy Statement on Schedule 14A and amendments to those materials filed or furnished pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 as soon as reasonably practicable after we electronically submit such material to the SEC. The SEC makes available on its website, free of charge, reports, proxy and information statements, and other information regarding issuers, such as us, that file electronically with the SEC. The SEC’s website is http://www.sec.gov.

Directors and Officers

Directors

The following table sets forth the names, ages, and positions with SINTX for each of our directors.

Name	Age	Positions
B. Sonny Bal, M.D.	57	Chairman of the Board of Directors, President and Chief Executive Officer
David W. Truetzel	63	Director
Jeffrey S. White	66	Director
Eric A. Stookey	49	Director
Mark Froimson, M.D.	59	Director

Our Board is divided into three classes (Class I, Class II and Class III) with staggered three-year terms. Directors in each class are elected to serve for three-year staggered terms that expire in successive years. Officers serve at the discretion of our Board. The following is information on the business experience of each director now serving and a discussion of the qualifications, attributes and skills that led to the Board of Directors’ conclusion that each one is qualified to serve as a director.

The following is a brief summary of the background of each of our directors.

Class III Directors— up for election at the 2020 Annual Meeting of Stockholders with a term expiring at the 2023 annual meeting of stockholder if re-elected.

B. Sonny Bal, M.D. has served on our Board of Directors since February 2012, as Chairman of our Board of Directors since August 2014 and as our President and Chief Executive Officer since October 2014. Dr. Bal was a tenured Professor in Orthopaedic Surgery at the University of Missouri, Columbia, and has an extensive history of research into silicon nitride ceramics. He is Adjunct Professor of Material Sciences at Missouri Science and Technology University at Rolla. Dr. Bal is a member of the American Academy of Orthopaedic Surgeons, the American Association of Hip and Knee Surgeons, and the International Society of Technology in Arthroplasty. Dr. Bal received his M.D. degree from Cornell University and an M.B.A. from Northwestern University, a J.D. from the University of Missouri, and a Ph.D. in Engineering from the Kyoto Institute of Technology in Japan. We believe that Dr. Bal’s breadth of experience and scientific expertise in silicon nitride qualifies him to serve as our Chairman, President and Chief Executive Officer.

10

Jeffrey S. White has served on our Board of Directors since January 2014. From January 2013 to 2018, Mr. White served as Principal at Medtech Advisory Group LLC, a firm he founded that advises early and mid-stage medical technology firms. In that capacity Mr. White has consulted MiMedx Group Inc., the leading amniotic tissue and allograft regenerative biomaterials firm since mid-2015 and served as Vice President, Product Management Strategies at MiMedix. Mr. White previously served as a director of Residency Select LLC, a company which offers psychometric assessment, training and compliance products to medical and surgical residency programs. Mr. White also served in 2014 and 2015 as President and director of Liventa Bioscience LLC, a provider of specialty amniotic tissue allografts for use in surgical and wound care applications. From May 2006 to December 2012 he served as Global Director of Business Development for Synthes Inc., a global orthopedic firm that was acquired by Johnson and Johnson in 2012. Mr. White has served as Chief Executive Officer and/or co-founder of several start-up surgical device firms and has previously held executive level positions at United States Surgical Corporation, now part of Medtronic. Mr. White holds a B.S. in Biology from Union College in Schenectady NY. We believe that Mr. White’s experience as an executive and founder of medical device companies qualifies him to serve on our Board of Directors.

Class II Directors - continuing directors with a term expiring at the 2022 annual meeting of stockholders.

David W. Truetzel has served on our Board of Directors since our acquisition of US Spine, Inc. in September 2010. Mr. Truetzel has been the general partner of Augury Capital Partners, a private equity fund that invests in life sciences and information technology companies, which he co-founded in 2006. Mr. Truetzel is a director of Enterprise Bank, Inc., Bonfyre, LLC, a provider of enterprise technology management solutions, and Paranet, LLC, an IT services provider. Mr. Truetzel holds a B.S. in Business Administration from Saint Louis University and an M.B.A. from The Wharton School. We believe that Mr. Truetzel’s financial and managerial expertise qualify him to serve on our Board of Directors.

Eric A. Stookey has served on our Board of Directors since October 2014. Mr. Stookey has served as Chief Operating Officer of Osteoremedies, LLC since March of 2015. From October 2011 until August 2014, Mr. Stookey served as the President of the Extremities-Biologics division at Wright Medical Group Inc. Mr. Stookey also served in various other marketing and sales positions at Wright Medical Group Inc. since 1995, including as the Senior Vice President and Chief Commercial Officer from January 2010 to November 2011, as the Vice President North American Sales from 2007 to January 2010, as the Vice President US Sales from 2005 to 2007, as the Senior Director of Sales, Central Region, from 2003 to 2005 and as the Director of Marketing for Large Joint Reconstruction Products from 2001 to 2003. Mr. Stookey earned his M.B.A. from Christian Brothers University and his B.S. in Business from the Indiana University School of Business. We believe that Mr. Stookey’s industry and executive leadership experience qualifies him to serve on our Board of Directors.

Class I Directors - continuing directors with a term expiring at the 2021 annual meeting of stockholders.

Mark Froimson, M.D. has served on our Board of Directors since February 2020. Dr. Froimson is currently a Principal at Riverside Health Advisors, a consulting company that provides strategic advice and services to health care executive leaders. Dr. Froimson served as the President of the American Association of Hip and Knee Surgeons from March 2017 to March 2018. Previously, he was the Executive Vice President and Chief Clinical Officer of Trinity Health, a major national non-profit Catholic healthcare system comprising 93 hospitals in 22 states. Prior to his executive leadership position at Trinity Health, Dr. Froimson was President and Chief Executive Officer of Euclid Hospital, a Cleveland Clinic Hospital. Dr. Froimson served as a staff surgeon in the Department of Orthopedic Surgery at the Cleveland Clinic for over 16 years, during which time he held a variety of leadership positions, including President of the professional staff, Vice Chair of the Orthopedic and Rheumatologic Institute, and member of the board of governors and board of trustees. Dr. Froimson also serves on the board of directors of Pacira Biosciences, Inc., a publicly traded company on the NASDAQ Stock Market. Dr. Froimson received a B.S. in philosophy from Princeton University, an M.D. from Tulane University School of Medicine and an MBA from the Weatherhead School of Business at Case Western Reserve University.

We believe Dr. Froimson’s qualifications to sit on our Board include his clinical expertise and executive experience in the medical field.

11

Executive Officers

Our current executive officers and their respective ages and positions are as follows:

Name	Age	Position
B. Sonny Bal, M.D.	57	Chairman of the Board of Directors, President and Chief Executive Officer, Principal Financial Officer
Bryan J. McEntire	67	Chief Scientific Officer
David O’Brien	55	Chief Operating Officer

The following is a brief summary of the background of each of our executive officers.

B. Sonny Bal, M.D. has served on our Board of Directors since February 2012, as Chairman of our Board of Directors since August 2014 and as our President and Chief Executive Officer since October 2014. Dr. Bal was a tenured Professor in Orthopaedic Surgery at the University of Missouri, Columbia, and has an extensive history of research into silicon nitride ceramics. He is Adjunct Professor of Material Sciences at Missouri Science and Technology University at Rolla. Dr. Bal is a member of the American Academy of Orthopaedic Surgeons, the American Association of Hip and Knee Surgeons, and the International Society of Technology in Arthroplasty. Dr. Bal received his M.D. degree from Cornell University and an M.B.A. from Northwestern University, a J.D. from the University of Missouri, and a Ph.D. in Engineering from the Kyoto Institute of Technology in Japan. We believe that Dr. Bal’s breadth of experience and scientific expertise in silicon nitride qualifies him to serve as our Chairman, President and Chief Executive Officer.

Bryan J. McEntire has served as our Chief Scientific Officer since May 2012. From June 2004 to May 2012 he served as our Vice President of Manufacturing and as our Vice President of Research from December 2006 to May 2012. Dr. McEntire has worked in various advanced ceramic product development, quality engineering and manufacturing roles at Applied Materials, Inc., (Santa Clara, CA), Norton Advanced Ceramics, a division of Saint-Gobain Industrial Ceramics Corporation (E. Granby, CT), Norton/TRW Ceramics (Northboro, MA) and Ceramatec, Inc., (Salt Lake City, UT). Dr. McEntire has a BS degree in Materials Science and Engineering and an MBA both from the University of Utah (Salt Lake City, UT), and a Ph.D. from the Kyoto Institute of Technology (Kyoto, Japan).

David O’Brien has served as our Chief Operating Officer since July 2019. Mr. O’Brien previously served as the Company’s Vice President and General Manager from October 2016 to July 2019 and from March 2014 through September 2016, he held prior roles as our Vice President of Operations and Vice President of Manufacturing. Mr. O’Brien has over 30 years of experience in engineering, manufacturing, and operations leadership in advanced materials and medical device organizations. From 2005 to 2014, he fulfilled several engineering leadership roles for Covidien including Manufacturing Engineering Manager for the Norfolk, Nebraska facility. From 1991 to 2005, he worked for Arnold Magnetic Technologies in the production of ceramic, powder metal and molded magnets in multiple facilities across the U.S. and in England. He has extensive experience with Lean and other Continuous Improvement initiatives. Mr. O’Brien holds an M.S. in Ceramic Engineering from the Georgia Institute of Technology, and a B.S. in Physics from the University of Texas at San Antonio.

Arrangements between Officers and Directors

To our knowledge, there is no arrangement or understanding between any of our directors, officers and any other person, pursuant to which the director or officer was selected to serve in such capacity.

Family Relationships

None of our directors are related by blood, marriage, or adoption to any other director, executive officer, or other key employees.

Other Directorships

Except for Dr. Froimson who also serves on the board of directors of Pacira Biosciences, Inc., a publicly traded company on the NASDAQ Stock Market, none of the directors of the Company are also directors of issuers with a class of securities registered under Section 12 of the Exchange Act (or which otherwise are required to file periodic reports under the Exchange Act).

12

Other Involvement in Certain Legal Proceedings

None of our directors or executive officers has been involved in any bankruptcy or criminal proceedings (other than traffic and other minor offenses) or been subject to any of the items set forth under Item 401(f) of Regulation S-K, nor have there been any judgments or injunctions brought against any of our directors or executive officers during the last ten years that we consider material to the evaluation of the ability and integrity of any director or executive officer.

The Board and Committees

Our Board of Directors has five members. The Chairman of the Board and our Chief Executive Officer, B. Sonny Bal, MD, PhD, is a member of the Board and is a full-time employee of SINTX. David W. Truetzel, Eric A. Stookey, Jeffrey S. White, and Mark Froimson are non-employee directors, and the Board has determined that these persons (who constitute a majority of the Board) are “independent directors” under the criteria set forth in Rule 5605(a)(2) of the Nasdaq Listing Rules. The Board met four (4) times during the year ended December 31, 2019. All directors, except for Dr. Froimson who was not a member of the board of directors during 2019, attended all of the meetings of the Board and committee meetings of which such director was a member held during 2019.

In accordance with our restated Certificate of Incorporation, our Board of Directors is divided into three classes with staggered three-year terms. At each annual meeting of stockholders, the successors to the directors whose terms then expire will be elected to serve until the third annual meeting following such election. Our directors are divided among the three classes as follows:

●	The Class I director is Mark Froimson and his term will expire at the annual meeting of stockholders to be held in 2021.

●	The Class II directors are David W. Truetzel and Eric A. Stookey, and their terms expire at the 2022 annual meeting of stockholders.

●	The Class III directors are B. Sonny Bal, M.D. and Jeffrey S. White, and their terms will expire at the annual meeting of stockholders to be held in 2020

Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors.

Our Board of Directors has three permanent committees: the Audit Committee, the Compensation Committee, and the Corporate Governance and Nominating Committee. The written charters for these committees are on our website at https://ir.sintx.com/corporate-governance. Our Board of Directors may from time to time establish other standing committees. In addition, from time to time, special committees may be established under the direction of our Board of Directors when necessary to address specific issues.

The following table sets forth a description of the three permanent Board committees and the chairpersons and members of those committees, all of whom are independent directors:

Committee	Independent Chairman	Independent Members

Audit Committee	David W. Truetzel	Eric A. Stookey	Jeffrey S. White

Compensation Committee	Jeffrey S. White	David W. Truetzel	Eric A. Stookey

Governance and Nominating Committee	Eric A. Stookey	Jeffrey S. White	David W. Truetzel

13

Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee is currently comprised of the following members: Eric A. Stookey (Chairman), David W. Truetzel and Jeffrey S White. Among other items, the Corporate Governance and Nominating Committee is tasked by the Board to: (1) identify individuals qualified to serve as members of the Board and, recommend individuals to be nominated by the Board for election by the stockholders or to be appointed by the Board to fill vacancies consistent with the criteria approved by the Board; (2) develop and periodically evaluate and recommend changes to SINTX’s Corporate Governance Guidelines and Code of Ethics, and to review the Company’s policies and programs that relate to matters of corporate responsibility, including public issues of significance to the Company and its stakeholders; and (3) oversee an annual evaluation of the performance of the Board. The Board has determined that each of the members of the Corporate Governance and Nominating Committee is “independent” under the standard set forth in Rule 5605(a)(2) of the Nasdaq Listing Rules. The Corporate Governance and Nominating Committee did not meet as a separate committee in 2019, but rather, because the committee is comprised of all three independent directors of the board, governance matters were addressed as necessary in meetings of the Board. The Corporate Governance and Nominating Committee operates under a written charter adopted by the Board of Directors, which sets forth the responsibilities and powers delegated by the Board to the Corporate Governance and Nominating Committee.

Board Nominations

In considering Board candidates, the Board seeks individuals of proven judgment and competence who have strong reputations in their respective fields. Although we do not have a formal diversity policy, the Board considers such factors as experience, education, employment history, special talents or personal attributes, anticipated participation in Board activities, and geographic and diversity factors. The process for identifying and evaluating nominees would include detailed consideration of the recommendations and opinions of members of our Board, our executive officers, and our stockholders. There would be no difference in the process of evaluation of candidates recommended by a stockholder and those recommended by other sources.

The Nominating and Governance Committee has adopted a policy and procedures for shareholders to recommend nominees to the Company’s Board. The Committee will only consider qualified proposed nominees that meet the qualification standards set forth on Appendix A to the Committee’s charter available on the Company’s website at www.SINTX.com. Pursuant to the policy, only shareholders who meet minimum percentage ownership requirements as established by the Board may make recommendations for consideration by the Committee. At this time, the Board has set a minimum percentage ownership of 5% of the Company’s issued and outstanding shares of common stock for a period of at least one year. To make recommendations, a shareholder must submit the recommendation in writing by mail, courier or personal delivery to: Corporate Secretary, SINTX Technologies, Inc., 1885 West 2100 South, Salt Lake City, UT 84119. For each annual meeting the Committee will consider only one proposed nominee from each shareholder or shareholder group (within the meaning of Regulation 13D under the Exchange Act).

The recommendation must set forth (1) the name, address, including telephone number, of the recommending shareholder or shareholder group; (2) the number of the Company’s shares of common stock held by such shareholder and proof of ownership if the shareholder is not a holder of record; and (3) a statement that the shareholder has a good faith intention of holding the shares through the record date of the Company’s next annual meeting. For shareholder groups this information must be submitted for each shareholder in the group.

The recommendation must set forth in relation to the proposed nominee being recommended by the shareholder: (1) the information required by Items 401, 403 and 404 of Regulation S-K under the Exchange Act, (2) any material relationships or agreements between the proposed nominee and the recommending shareholder or the Company’s competitors, customers, labor unions or other persons with special interests in the Company; (3) a statement regarding the qualifications of the proposed nominee to serve on the Board; (4) a statement that the proposed nominee can fairly represent the interests of all shareholders of the Company; and (5) a signed consent by the proposed nominee to being interviewed by the Nominating and Governance Committee.

Recommendations must be made not later than 120 calendar days prior to the first anniversary of the date of the proxy statement for the prior annual meeting of shareholders. In the event that the date of the annual meeting of shareholders for the current year is more than 30 days following the first anniversary date of the annual meeting of shareholders for the prior year, the submission of a recommendation will be considered timely if it is submitted not earlier than the close of business on the 120 days prior to such annual meeting and not later than the close of business on the later of 90 days prior to such annual meeting or the close of business 10 days following the day on which public announcement of the date of such meeting is first made by the Company.

14

Audit Committee

We have a standing Audit Committee and audit committee charter, which complies with Rule 10A-3 of the Exchange Act, and the requirements of the Nasdaq Listing Rules. Our Audit Committee was established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee is currently comprised of the following members: David W. Truetzel (Chairman), Eric A. Stookey and Jeffrey S White. The Audit Committee provides oversight for financial reporting matters, internal controls, and compliance with the Company’s financial policies, and meets with its auditors when appropriate. The Audit Committee did not meet as a separate committee in 2019, but rather, because the committee is comprised of all three independent directors of the board, committee matters were addressed as necessary in meetings of the Board. The Board has determined that David W. Truetzel is an “audit committee financial expert” within the meaning of Item 407(d)(5) of Regulation S-K. Further, the Board has determined that each of David W. Truetzel, Jeffrey S. White and Eric A. Stookey are “independent” under the standard set forth in Rule 5605(a)(2) of the Nasdaq Listing Rules. The Audit Committee operates under a written charter adopted by the Board of Directors, which sets forth the responsibilities and powers delegated by the Board to the Audit Committee.

Compensation Committee

The Compensation Committee of the Board is comprised of the following members: Jeffrey S. White, (Chairman), David W. Truetzel and Eric A. Stookey. The Board has determined that each of David W. Truetzel, Jeffrey S. White and Eric A. Stookey are “independent” under the standard set forth in Rule 5605(a)(2) of the Nasdaq Listing Rules. The Compensation Committee recommends to the Board for determination compensation of our executive officers, including the chief executive officer, and addresses salary and benefit matters for other key personnel and employees of the Company. The Compensation Committee did not meet as a separate committee in 2019, but rather, because the committee is comprised of all three independent directors of the board, committee matters were addressed as necessary in meetings of the Board. The Compensation Committee operates under a written charter adopted by the Board of Directors, which sets forth the responsibilities and powers delegated by the Board to the Compensation Committee.

Code of Business Conduct

The Board has adopted a Code of Business Conduct that applies to all of our employees, officers and directors, including those officers responsible for financial reporting. The code of business conduct is available on our website at https://ir.sintx.com/corporate-governance. We intend to disclose any amendments to the code or any waivers of its requirements on our website.

The Bylaws of the Company provide that no contract or transaction between SINTX and one or more of its directors or officers, or between SINTX and any other corporation, firm, association, or other organization in which one or more of its directors or officers are financially interested, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee that authorizes or approves the contract or transaction, or because their votes are counted for such purpose, provided that:

●	the material facts as to his, her, or their relationship or interest as to the contract or transaction are disclosed or are known to the Board of Directors or the committee and noted in the minutes, and the Board of Directors or committee authorizes the contract or transaction in good faith by the affirmative vote of a majority of disinterested directors, even though the disinterested directors are less than a quorum;

●	the material facts as to his, her, or their relationship or interest as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon and the contract or transaction is specifically approved in good faith by vote of the stockholders; or

●	the contract or transaction is fair as to SINTX as of the time it is authorized, approved or ratified by the Board of Directors, a committee thereof, or the stockholders.

15

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers, directors, and persons who beneficially own more than 10% of our common stock (“10% Stockholders”), to file reports of ownership and changes in ownership with the Securities and Exchange Commission (“SEC”). Such officers, directors and 10% Stockholders are also required by SEC rules to furnish us with copies of all Section 16(a) forms that they file.

Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, the Company believes that during fiscal year ended December 31, 2019, the filing requirements applicable to its officers, directors and greater than 10% percent beneficial owners were complied with.

STOCK OWNERSHIP

The following table sets forth certain information regarding the beneficial ownership of our common stock as of June 26, 2020 by:

●	each of our current directors;

●	each of our executive officers; and

●	all of our directors and executive officers as a group;

●	each stockholder known by us to own beneficially more than 5% of our Common Stock.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Shares of common stock that may be acquired by an individual or group within 60 days of June 26, 2020, pursuant to the exercise or vesting of options or warrants or conversion of convertible promissory notes, are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Percentage of shares beneficially owned is based on 16,978,777 shares issued and outstanding on June 26, 2020.

Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them, based on information provided to us by such stockholders. The address for each director and executive officer listed is: c/o SINTX Technologies, Inc., 1885 West 2100 South, Salt Lake City, Utah 84119.

	Shares Beneficially Owned
Name and Address of Beneficial Owner	Number	Percentage
Five Percent Stockholders:	-
None.
Directors and Named Executive Officers:
B. Sonny Bal, M.D. (1)	1,899	*
David W. Truetzel (2)	119	*
Jeffrey S. White (3)	15	*
Eric A. Stookey (4)	13	*
Bryan McEntire (5)	54	*
David O’Brien (6)	24	*
Mark Froimson, M.D.	-	*
All executive officers and directors as a group (7 persons)	2,124	*

*	Indicates ownership of less than 1% of the outstanding shares of the Company’s common stock.

16

(1)	Represents 12 shares of Common Stock and options and warrants to purchase 1,887 shares of Common Stock that are currently exercisable within 60 days of June 26, 2020.

(2)	Represents 71 shares of Common Stock and options to purchase 48 shares of Common Stock that are currently exercisable within 60 days of June 26, 2020.

(3)	Represents 2 shares of Common Stock and options to purchase 13 shares of Common Stock that are currently exercisable within 60 days of June 26, 2020.

(4)	Represents options to purchase 13 shares of Common Stock that are currently exercisable within 60 days of June 26, 2020.

(5)	Represents 13 shares of Common Stock and options to purchase 41 shares of Common Stock that are currently exercisable within 60 days of June 26, 2020.

(6)	Represents options to purchase 24 shares of Common Stock that are currently exercisable within 60 days of June 26, 2020.

EXECUTIVE AND BOARD COMPENSATION

The following discussion relates to the compensation of our “named executive officers.”

Summary Compensation Table

The following table sets forth information about certain compensation awarded or paid to our named executive officers for the 2019 and 2018 fiscal years.

Name and Principal Position	Year	Salary	Bonus	Non-Equity Incentive Plan Compensation	Stock Awards	Option Awards	All Other Comp (1)	Total Compensation
B. Sonny Bal	2019	$400,000	$-	$-	$-	$-	$1,231	$401,231
Chief Executive Officer	2018	400,000	-	-	-	-	11,693	411,693

Bryan McEntire	2019	238,702	4,001	-	-	-	6,610	249,313
Chief Scientific Officer	2018	234,959	-	-	-	-	9,398	244,357

David O’Brien	2019	231,750	3,984	-	-	-	6,418	242,152
Chief Operating Officer	2018	219,202	-	-	-	-	7,386	226,588

(1)	Amount reflects matching of 401(k) contributions paid by us, unless otherwise noted.

Narrative Disclosure to Summary Compensation Table. We do not have written employment agreements with any of our executive officers. All of our executive officers serve on an at-will basis. The base salaries for our named executive officers were determined by our independent members of our board of directors and compensation committee after reviewing a number of factors, including: the responsibilities associated with the position, the seniority of the executive’s position, the base salary level in prior years, and our financial position; and for executive officers other than our Chief Executive Officer, recommendations made by our Chief Executive Officer.

17

Outstanding Equity Awards at Fiscal Year-End

The following table shows information regarding equity awards held by our named executive officers as of December 31, 2019:

	Number of Securities Underlying Unexercised Options (#)		Option Exercise	Option Expiration
Name	Exercisable	Unexercisable	Price	Date
Sonny Bal	1	-	$139,158	3/15/2022
	16	-	5,221	1/7/2025
	9	-	2,321	9/16/2025
	28	-	367	9/14/2026

Bryan McEntire	19	-	5,130	8/13/2024
	13	-	5,221	1/7/2025
	9	-	608	1/4/2026

David O’Brien	9	-	5,129	7/17/2024
	6	-	5,222	1/7/2025
	9	-	608	1/4/2026

401(k) Plan

We offer our executive officers, including our named executive officers, retirement benefits, including participation in our tax-qualified profit sharing plan that includes a “cash-or-deferred” (or 401(k)) feature in the same manner as other employees. The plan is intended to satisfy the requirements of Section 401 of the Internal Revenue Code. Our employees may elect to reduce their current compensation by up to the statutorily prescribed annual limit and have a like amount contributed to the plan. In addition, we may make discretionary and/or matching contributions to the plan in amounts determined annually by our Board. We currently elect to match the contributions of our employees who participate in our 401(k) plan as follows: a match of 100% on the first 3% of compensation contributed by a plan participant and a match of 50% on amounts above 3%, up to 5%, of compensation contributed by a plan participant.

Potential Payments upon Termination or Change in Control

We had entered into certain agreements and maintained certain plans that may have required us to make certain payments and/or provide certain benefits to the executive officers named in the Summary Compensation Table in the event of a termination of employment or change in control.

Pursuant to severance agreements that we have entered into with each of our named executive officers, upon the consummation of a change in control, all outstanding options, restricted stock and other such rights held by the executives will fully vest. Additionally, if a change in control occurs and at any time during the one-year period following the change in control (i) we or our successor terminate the executive’s employment other than for cause (but not including termination due to the executive’s death or disability) or (ii) the executive terminates his employment for good reason, then such executive has the right to receive payment consisting of a lump sum payment equal to two times his highest annual salary with us during the preceding three-year period, including the year of such termination and including bonus payments (measured on a fiscal year basis), but not including any reimbursements and amounts attributable to stock options and other non-cash compensation. “Change in control” is defined in the severance agreements as occurring upon: (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becoming the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities representing 50% or more of the total voting power represented by our then outstanding voting securities (excluding securities held by us or our affiliates or any of our employee benefit plans) pursuant to a transaction or a series of related transactions which our Board did not approve; (ii) a merger or consolidation of our company, other than a merger or consolidation which would result in our voting securities outstanding immediately prior thereto continuing to represent at least 50% of the total voting securities or such surviving entity or parent of such corporation outstanding immediately after such merger or consolidation; or (iii) the approval by our stockholders of an agreement for the sale or disposition of all or substantially all of our assets. As defined in the severance agreements, “cause” means: (i) the executive’s commission of a felony (other than through vicarious liability or through a motor vehicle offense); (ii) the executive’s material disloyalty or dishonesty to us; (iii) the commission by the executive of an act of fraud, embezzlement or misappropriation of funds; (iv) a material breach by the executive of any material provision of any agreement to which the executive and we are party, which breach is not cured within 30 days after our delivery to the executive of written notice of such breach; or (v) the executive’s refusal to carry out a lawful written directive from our Board. “Good reason” as defined in the severance agreements means, without the executive’s consent: (i) a change in the principal location at which the executive performs his duties to a new work location that is at least 50 miles from the prior location; or (ii) a material change in the executive’s compensation, authority, functions, duties or responsibilities, which would cause his position with us to become of less responsibility, importance or scope than his prior position, provided, however, that such material change is not in connection with the termination of the executive’s employment with us for any reason.

18

In the event that an officer entitled to receive or receives payment or benefit under the severance agreements described above, or under any other plan, agreement or arrangement with us, or any person whose action results in a change in control or any other person affiliated with us and it is determined that the total amount of payments will be subject to excise tax under Section 4999 of the Internal Revenue Code, or any similar successor provisions, we will be obligated to pay such officer a “gross up” payment to cover all taxes, including any excise tax and any interest or penalties imposed with respect to such taxes due to such payment.

Code of Business Conduct Violations

It is our policy under our Code of Business Conduct to take appropriate action against any executive officer whose actions are found to violate the Code or any other policy of SINTX. Disciplinary actions may include immediate termination of employment and, where SINTX has suffered a loss, pursuing its remedies against the executive officer responsible. SINTX will cooperate fully with the appropriate authorities where laws have been violated.

Role of the Board in Risk Oversight

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. Management is responsible for the day-to-day management of the risks that we face, while our Board of Directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our Board of Directors is responsible for satisfying itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

Our Board of Directors does not have a standing risk management committee, but rather administers this oversight function directly through our Board of Directors as a whole, as well as through various standing committees of the Board of Directors that address risks inherent in their respective areas of oversight. In particular, our Board of Directors is responsible for monitoring and assessing strategic risk exposure, including a determination of the nature and level of risk appropriate for us. Our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors oversight of the performance of our internal audit function. Our Corporate Governance and Nominating Committee monitors the effectiveness of our corporate governance guidelines, including whether they are successful in preventing illegal or improper liability-creating conduct. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs have the potential to encourage excessive risk-taking or promote behaviors contra to our Code of Business Conduct.

Board Compensation

The following table shows the total compensation paid or accrued during the fiscal year ended December 31, 2019 to each of our non-employee directors.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Total ($)
David W. Truetzel	$122,000	$-	$-	$122,000
Jeffrey S. White	41,997	-	-	41,997
Eric A. Stookey	41,997	-	-	41,997
Mark Froimson(1)	-	-	-	-

19

(1)	Dr. Froimson did not serve on the board of directors during the fiscal year ended December 31, 2019.

The following compensation schedule sets forth compensation for non-employee directors (paid on a quarterly basis) as approved by the Board:

●	Annual Retainer of $40,000 paid in four equal installments of $10,000 each at the beginning of each calendar quarter;

●	$1,000 for each board and committee meeting attended in person;

●	$500 for each board and committee meeting attended via telephone or other remote medium; and

●	Reimbursement of reasonable expenses as supported by documentation and receipts.

A new Board appointee receives an award of 40,000 stock options upon appointment. Further, historically, each member of the Board is awarded an option grant for 15,000 stock options on an annual basis. No awards were made for 2019.

The chair of the Audit Committee is paid an annual retainer of $120,000 payable in monthly increments of $10,000 each.

Equity Compensation Plan Information

The following table sets forth information as of December 31, 2019 relating to all of our equity compensation plans:

Plan Category	(a) Number of Securities to be Issued upon Exercise of Outstanding Options		(b) Weighted- average Exercise Price of Outstanding Options		(c) Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Referenced in Column (a))
Equity compensation plans approved by stockholders	377	(1)	$ 7,447	(2)	2,520
Equity compensation plans not approved by Stockholders	-		-		-
Total	377	(1)	$ 7,447	(2)	2,520

(1)	Includes options outstanding under our 2012 Equity Incentive Plan

(2)	Represents weighted-average exercise price per share of common stock acquirable upon exercise of outstanding stock options.

(3)	See description below under the 2012 Equity Incentive Plan describing the plan’s evergreen formula.

20

2012 Equity Incentive Plan

The 2012 Plan is intended to encourage ownership of common stock by our employees and directors and certain of our consultants in order to attract and retain such people, to induce them to work for the benefit of us and to provide additional incentive for them to promote our success. The number of shares of our common stock reserved for issuance under the 2012 Plan is 3,173, which number is automatically increased on January 1 of each of year by the lesser of (i) 601 shares of our common stock on such date, (ii) 5% of the number of outstanding shares of our common stock on such date, and (iii) such other amount determined by the Board through the termination of the 2012 Plan.

Types of Awards. The 2012 Plan provides for the granting of incentive stock options, NQSOs, stock grants and other stock-based awards, including RSUs.

● Incentive and Nonqualified Stock Options. The plan administrator determines the exercise price of each stock option. The exercise price of an NQSO may not be less than the fair market value of our common stock on the date of grant. The exercise price of an incentive stock option may not be less than the fair market value of our common stock on the date of grant if the recipient holds 10% or less of the combined voting power of our securities, or 110% of the fair market value of a share of our common stock on the date of grant otherwise.

● Stock Grants. The plan administrator may grant or sell stock, including restricted stock, to any participant, which purchase price, if any, may not be less than the par value of shares of our common stock. The stock grant will be subject to the conditions and restrictions determined by the administrator. The recipient of a stock grant shall have the rights of a stockholder with respect to the shares of stock issued to the holder under the 2012 Plan.

● Stock-Based Awards. The administrator of the 2012 Plan may grant other stock-based awards, including stock appreciation rights, phantom stock awards and RSUs, with terms approved by the administrator, including restrictions related to the awards. The holder of a stock-based award shall not have the rights of a stockholder until shares of our common stock are issued pursuant to such award.

Plan Administration. Our Board is the administrator of the 2012 Plan, except to the extent it delegates its authority to a committee, in which case the committee shall be the administrator. Our Board has delegated this authority to our compensation committee. The administrator has the authority to determine the terms of awards, including exercise and purchase price, the number of shares subject to awards, the value of our common stock, the vesting schedule applicable to awards, the form of consideration, if any, payable upon exercise or settlement of an award and the terms of award agreements for use under the 2012 Plan.

Eligibility. Our Board will determine the participants in the 2012 Plan from among our employees, directors and consultants. A grant may be approved in advance with the effectiveness of the grant contingent and effective upon such person’s commencement of service within a specified period.

Termination of Service. Unless otherwise provided by our Board or in an award agreement, upon a termination of a participant’s service, all unvested options then held by the participant will terminate and all other unvested awards will be forfeited.

Transferability. Awards under the 2012 Plan may not be transferred except by will or by the laws of descent and distribution, unless otherwise provided by our Board in its discretion and set forth in the applicable agreement, provided that no award may be transferred for value.

Adjustment. In the event of a stock dividend, stock split, recapitalization or reorganization or other change in change in capital structure, our Board will make appropriate adjustments to the number and kind of shares of stock or securities subject to awards.

Corporate Transaction. If we are acquired, our Board of Directors (or Compensation Committee) will: (i) arrange for the surviving entity or acquiring entity (or the surviving or acquiring entity’s parent company) to assume or continue the award or to substitute a similar award for the award; (ii) cancel or arrange for cancellation of the award, to the extent not vested or not exercised prior to the effective time of the transaction, in exchange for such cash consideration, if any, as our Board of Directors in its sole discretion, may consider appropriate; or (iii) make a payment, in such form as may be determined by our Board of Directors equal to the excess, if any, of (A) the value of the property the holder would have received upon the exercise of the award immediately prior to the effective time of the transaction, over (B) any exercise price payable by such holder in connection with such exercise. In addition, in connection with such transaction, our Board of Directors may accelerate the vesting, in whole or in part, of the award (and, if applicable, the time at which the award may be exercised) to a date prior to the effective time of such transaction and may arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by us with respect to an award.

21

Amendment and Termination. The 2012 Plan will terminate on September 6, 2022 or at an earlier date by vote of the stockholders or our Board; provided, however, that any such earlier termination shall not affect any awards granted under the 2012 Plan prior to the date of such termination. The 2012 Plan may be amended by our Board, except that our Board may not alter the terms of the 2012 Plan if it would adversely affect a participant’s rights under an outstanding stock right without the participant’s consent. Stockholder approval will be required for any amendment to the 2012 Plan to the extent such approval is required by law, include the Internal Revenue Code or applicable stock exchange requirements.

Amendment of Outstanding Awards. The administrator may amend any term or condition of any outstanding award including, without limitation, to reduce or increase the exercise price or purchase price, accelerate the vesting schedule or extend the expiration date, provided that no such amendment shall impair the rights of a participant without such participant’s consent.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

We have a classified Board currently consisting of five members, all but one of whom are non-employee directors, divided into three classes (Class I, Class II and Class II). Directors in each class are elected to serve for three-year staggered terms that expire in successive years. Our Class III directors are up for election this year. Accordingly, we are holding an election for our Class III directors at the Annual Meeting, with each Class III director elected to serve a three-year term.

The Board has nominated B. Sonny Bal, MD and Jeffrey W. White for election as Class III directors, for three-year terms expiring at the annual meeting of stockholders to be held in 2023 or until their successors are elected and qualified, or their earlier death, resignation or removal. If the nominees decline to serve or become unavailable for any reason, or if any additional vacancy occurs before the election (although we know of no reason to anticipate that this will occur), the proxies may be voted for such substitute nominees as the Board may designate. Each nominee has consented to being named in the Proxy Statement and has agreed to serve if elected.

If a quorum is present, the two nominees for Class III director receiving the highest number of votes will be elected Class III directors. Abstentions and broker non-votes will be counted as shares present for the purpose of determining the presence of a quorum but will have no effect on the results of the vote. Biographical information, including the principal occupation of and other directorships held by each director for at least the past five years as well as the specific experience, qualifications, attributes and skills that led to the conclusion that each director should serve as a member of the Board is provided elsewhere in this proxy statement in the preceding section entitled “DIRECTORS AND OFFICERS” with respect to Class III nominees, as well as the Class I and Class II directors whose terms of office will continue after the Annual Meeting.

RECOMMENDATION OF THE BOARD OF DIRECTORS FOR PROPOSAL NO. 1:

The Board of Directors recommends that you vote FOR the Director Nominees listed above.

PROPOSAL NO. 2:

APPROVAL OF THE 2020 EQUITY INCENTIVE PLAN

22

Background and Purpose

We are asking shareholders to approve the SINTX Technologies, Inc. 2020 Equity Incentive Plan, which we refer to as the 2020 Plan. Our Board of Directors believes that our success depends, in large part, on our ability to maintain a competitive position by attracting, retaining and motivating key employees with experience and ability. We believe that stock-based compensation programs are central to this objective. On April 21, 2020, subject to shareholder approval, the Board of Directors adopted the 2020 Plan. The 2020 Plan is intended to replace our Amended and Restated 2012 Equity Incentive Plan, which will expire by its terms on September 6, 2022 (the “2012 Plan”). If our shareholders approve the 2020 Plan at the Annual Meeting, then we will not grant any new awards under the 2012 Plan after the Annual Meeting; however, awards outstanding under the 2012 Plan will remain in effect.

If shareholders approve the 2020 Plan, subject to adjustment in the event of stock splits and other similar events, awards may be made under the 2020 Plan for up to the sum of 1,902,520 shares of our common stock, consisting of the 1,900,000 shares of common stock to be approved for issuance under the 2020 Plan and 2,520 shares of common stock reserved for issuance under the 2012 Plan that remain available for grant under the 2012 Plan immediately prior to the date that the 2020 Plan is approved by our shareholders. An additional 377 shares of common stock may also be issued under the 2020 Plan for shares of common stock currently subject to outstanding awards granted under the 2012 Plan, which awards may expire, terminate or be otherwise surrendered, cancelled, or forfeited without being exercised by their holder. As of December 31, 2019, options to purchase 377 shares of common stock were outstanding under the 2012 Plan with a weighted-average remaining term of 5.3 years and a weighted-average exercise price of $$7,447 per share. The 2020 Plan provides that each share of common stock subject to an award under the 2012 Plan that becomes available for grant under the 2020 Plan will increase the 2020 Plan’s share reserve by one share. We expect that the proposed share pool under the 2020 Plan will allow us to continue to grant equity awards at our historic rates for approximately five years.

We believe that our stock-based compensation programs have been integral to our success in the past and will be important to our ability to succeed in the future. If the 2020 Plan is not approved by our shareholders, we will not be able to make meaningful long-term equity incentive awards under a shareholder-approved equity incentive plan due to the lack of common shares available for award under the 2012 Plan. Therefore, we consider approval of the 2020 Plan vital to our future success.

RECOMMENDATION OF THE BOARD OF DIRECTORS FOR PROPOSAL NO. 2:

The affirmative (“FOR”) vote of the holders of a majority of the votes present in person or represented by proxy and entitled to vote on this Proposal and cast at the annual meeting is necessary to approve Proposal No. 2. Abstentions will have the same effect as votes against Proposal No. 2.

The Board of Directors recommends that you vote FOR this Proposal.

Summary of the 2020 Equity Incentive Plan

Certain provisions of the 2020 Plan are summarized below. A copy of the Plan is attached to this proxy statement as Appendix I and is incorporated herein by reference. The following summary of the material terms of the 2020 Plan does not purport to be a complete description of the 2020 Plan and is qualified in its entirety by reference to the complete copy of the 2020 Plan in Appendix I. Because this summary may not contain all of the information that is important to you, you should review the Proxy Statement, including Appendix I, before deciding how to vote.

The 2020 Plan provides for the grant of nonqualified stock options, incentive stock options, restricted stock, restricted stock units, stock appreciation rights (SARs), and performance share awards to employees, officers, consultants, advisors, non-employee directors and independent contractors designated by either the board of directors of the Company or if so authorized by the board of directors, the Compensation Committee (the “Committee”) of the Board of Directors. Under the 2020 Plan, the maximum number of shares of common stock which may be issued, subject to adjustment as described below, is 1,902,520 shares of common stock, which includes 2,520 shares that have been rolled over from our 2012 Plan, as amended. In addition, there are 377 shares subject to outstanding awards under our 2012 Plan that, if, after April 21, 2020, are forfeited or reacquired by the Company due to termination or cancellation of such awards shall also be permitted to be granted under the 2020 Plan. For stock options and SARs, the aggregate number of shares with respect to which such awards are exercisable, rather than the number of shares actually issued upon exercise, will be counted against the number of shares available for awards under the 2020 Plan. If awards under the 2020 Plan expire or otherwise terminate without being exercised, the shares not acquired pursuant to such awards again become available for issuance under the 2020 Plan in accordance with its terms. However, under the following circumstances, shares will not again be available for issuance under the 2020 Plan: (i) shares unissued due to a “net exercise” of a stock option, (ii) any shares withheld or shares tendered to satisfy tax withholding obligations with respect to a stock option or SAR, (iii) shares covered by a SAR that is not settled in shares upon exercise and (iv) shares repurchased using stock option exercise proceeds.

23

Administration

The 2020 Plan will be administered by the Committee, or in the board of director’s sole discretion, by the board of directors. The Board of Directors will fill vacancies on and from time to time may remove or add members to the Committee, and the Committee will be so constituted to permit awards granted under the 2020 Plan to be exempt from Section 16(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) and to permit grants of awards under the plan to comply with or any other statutory rule or regulatory requirements, unless otherwise determined by the Board of Directors.

Subject to the express provisions of the 2020 Plan, the Committee has authority to administer and interpret the 2020 Plan, including the authority to determine who is eligible to participate in the 2020 Plan and to whom and when awards are granted under the 2020 Plan, to grant awards, to determine the number of shares of common stock subject to awards and the exercise or purchase price of such shares under an award, to establish and verify the extent of satisfaction of any performance criteria applicable to awards, to prescribe and amend the terms of the agreements evidencing awards made under the 2020 Plan, and to make other determinations deemed necessary or advisable for the administration of the 2020 Plan. Also, subject to the requirements of Delaware General Corporation Law and any limitations under applicable stock exchange rules, the Committee also has the power to delegate to officers the authority to grant and determine the terms and conditions of awards granted under the 2020 Plan. These delegated officers shall not be permitted to grant awards to any person subject to Rule 16b-3 under the Exchange Act or Code.

Eligibility

Participants under the 2020 Plan are limited to employees, officers, non-employee directors, and consultants providing services to the Company, or any person to whom an offer of employment or engagement with the Company is extended. In determining to whom awards will be granted and the nature of such each award, the Committee may take into account the nature of the services rendered by the respective participant, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, deems relevant. We estimate that approximately 32 persons are currently eligible to participate in the 2020 Plan, which includes 25 employees, 3 named-executive officers and 4 non-employee directors.

General Terms and Conditions of Awards

Nonqualified Stock Options

The Committee may grant nonqualified stock options under the 2020 Plan which do not meet the requirements of Section 422 of the Code and which will be subject to the following terms and conditions. The option exercise price per share will be determined by the Committee but will not be less than 100% of the “fair market value” of the common stock on the date of grant of such option. The term “fair market value” means either (a) if the common stock is listed on any established stock exchange, the closing price for the common stock on the date of grant or (b) in the absence of an established market for the common stock, the fair market value shall be determined in good faith by the Committee and such determination shall be conclusive and binding on all persons. The exercise price of an option may be paid through various means specified by the Committee, including in cash or check, by delivering to the Company shares of common stock or by a reduction in the number of shares issuable pursuant to such option. Except in limited circumstances, every option which has not been exercised within ten years of its date of grant will lapse upon the expiration of the ten-year period, unless it has lapsed at an earlier date as determined by the Committee.

24

During the lifetime of a participant, except as otherwise may be provided by the Committee in its discretion, options granted to that participant under the 2020 Plan generally will be nontransferable and exercisable only by the participant. A participant will have the right to transfer any options granted to such participant upon such participant’s death either by the terms of such participant’s will or under the laws of descent and distribution.

Incentive Stock Options

The Committee may grant incentive stock options under the 2020 Plan which meet the requirements of section 422 of the Code. Under the 2020 Plan, the aggregate fair market value, determined at the time the option is granted, of the common stock with respect to which incentive stock options are exercisable for the first time by any participant during any calendar year (under the 2020 Plan and any other incentive stock option plans of the Company) may not exceed $100,000, or any other limit as may be prescribed by the Code from time to time. The option exercise price per share will be determined by the Committee but will not be less than 100% of the “fair market value” of the common stock on the date of grant of such option. In the case of a grant of an incentive stock option to a participant who, at the time such option is granted, owns stock possessing more than 10% of the combined voting power of all classes of stock of the Company, the option exercise price per share under such option will not be less than 110% of the “fair market value” of the common stock on the date of grant of such option and such option will expire and no longer be exercisable no later than five years from the date of grant of such option.

SARs

The committee may grant SARs under the 2020 Plan. Subject to the express provisions of the 2020 Plan and as discussed in this paragraph, the Committee has discretion to determine the grant value, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions of any SAR. The grant value of each SAR granted under the 2020 Plan will be determined by the Committee. Every SAR which has not been exercised within ten years of its date of grant will lapse upon the expiration of such ten-year period, unless it has lapsed at an earlier date as determined by the Committee.

Restricted Stock and Restricted Stock Units

The Committee may grant restricted stock or restricted stock units under the 2020 Plan. Restricted stock and restricted stock units will be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a share of restricted stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate. For example, awards may, at the Committee’s discretion, be conditioned upon a participant’s completion of a specified period of service, or upon the achievement of one or more performance goals established by the Committee, or upon any combination of service-based and performance-based conditions. A restricted stock or restricted stock unit award that is conditioned in whole or in part upon the achievement of one or more financial or other company-related performance goals (including goals specific to the participant’s individual performance, other than performance of service alone) is generally referred to as a performance share or performance share unit award.

Any restricted stock granted under the 2020 Plan shall be issued at the time such awards are granted and may be evidenced in such manner as the Committee may deem appropriate. In the case of restricted stock units, no common stock shall be issued at the time such awards are granted. Upon the lapse or waiver of restrictions and the restricted period relating to restricted stock units evidencing the right to receive common stock, such common stock shall be issued and delivered to the holder of the restricted stock units.

Except as otherwise determined by the Committee, if a director resigns or is removed or if the employment of an employee holding restricted stock or restricted stock units terminates during the applicable restricted period, the restricted stock and/or restricted stock units held by such director or employee will be forfeited and reacquired by the Company.

25

Transferability

Generally, no award (other than fully vested and unrestricted shares) and no right under any such award shall be transferable by a participant other than by will or by the laws of descent and distribution, and no award (other than fully vested and unrestricted shares) or right under any such award may be pledged, alienated, attached or otherwise encumbered. If a transfer is allowed by the Compensation Committee (other than for fully vested and unrestricted shares), the transfer will be for no value and shall comply with the Form S-8 rules. The Committee may establish procedures to allow a participant to designate a beneficiary or beneficiaries, to exercise the rights of the participant and receive any property distributable with respect to an award in the event of the participant’s death.

Corporate Transactions

In the event of any Change-in-Control Event (as defined in the 2020 Plan), reorganization, merger, consolidation, split-up, spin-off, combination, plan of arrangement, take-over bid or tender offer, repurchase or exchange of common stock or other securities of the Company or any other similar corporate transaction or event involving the Company, all outstanding options and SARs shall become immediately exercisable with respect to 100% of the shares subject to such options or SARs, and/or the restricted period shall expire immediately with respect to 100% of the outstanding shares of restricted stock awards or restricted stock units. Further, with respect to performance share awards and cash awards, in the event of a Change-in-Control, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions will be deemed met.

In addition, in the event of a Change-in-Control, the Committee may in its discretion and upon at least 10 days’ advance notice to the affected persons, cancel any outstanding awards and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such awards based upon the price per share of common stock received or to be received by other shareholders of the Company in the event. In the case of any option or SAR with an exercise price (or SAR Exercise Price in the case of a SAR) that equals or exceeds the price paid for a share of common stock in connection with the Change-in-Control, the Committee may cancel the option or SAR without the payment of consideration therefor.

Amendment and Termination

No awards may be granted pursuant to the 2020 Plan after the ten-year anniversary of the effective date of the 2020 Plan which, if the shareholders approve the amendment and restatement of the 2020 Plan, will be April 21, 2030. Except to the extent stockholder approval or participant consent is required as provided by the 2020 Plan, the Board may amend, modify or terminate the 2020 Plan.

The Committee may amend, modify or terminate an outstanding award, provided, however, that, except as expressly provided in the 2020 Plan, the Committee may not, without the participant’s consent, amend, modify or terminate an outstanding award unless it determines that the action would not adversely alter or impair the terms or conditions of such award. However, the Committee reserves the right to reprice any previously granted “underwater” option or SAR by (i) lowering the exercise price, (ii) canceling the underwater option or SAR and granting a substitute award, or (iii) repurchasing the underwater option or SAR.

Certain Federal Income Tax Consequences

The following is a summary of the principal U.S. federal income tax consequences generally applicable to awards made under the 2020 Plan. The summary does not contain a complete analysis of all the potential tax consequences relating to awards granted under the 2020 Plan, including state, local or foreign tax consequences.

26

Nonqualified Stock Options

A participant will not be deemed to have received taxable income upon the grant of a nonqualified stock option with an exercise price equal to the fair market value of the underlying stock on the date of the grant. Upon the exercise of a nonqualified stock option, a participant generally will be deemed to have received taxable ordinary income in an amount equal to the excess of the fair market value of the common stock received on the date of exercise over the option price.

Upon the exercise of a nonqualified stock option, we will ordinarily be entitled to a deduction for federal income tax purposes in an amount equal to the amount included in income by the participant as a result of such exercise. This deduction will be available to us in the tax year in which the participant recognizes the income.

The income arising from a participant who is an employee exercising a nonqualified stock option will be treated as compensation income for income and payroll tax withholding purposes, and the Committee may allow the participant to satisfy the tax withholding obligation by withholding a portion of the shares that would otherwise be delivered upon exercise. The basis of shares received upon the exercise of a nonqualified stock option will be the option exercise price paid plus the amount recognized by the participant as taxable income attributable to such shares as a result of the exercise. Gain or loss recognized by the participant on a subsequent disposition of any such shares will be capital gain or loss if such shares constitute a capital asset in the hands of the participant. A participant’s holding period will commence on the date of exercise.

Incentive Stock Options

Participants will not be deemed to recognize taxable income upon the grant or exercise of an incentive stock option with an exercise price equal to the fair market value of the underlying stock on the date of the grant. If a participant makes no disqualifying disposition of the common stock received upon exercise within the one year period beginning after the transfer of such common stock to the participant nor within two years from the date of grant of the incentive stock option, and if the participant at all times from the date of the grant of the incentive stock option to a date three months before the date of exercise has been an employee of ours, any gain recognized on the disposition of the common stock acquired upon exercise will be long-term capital gain. The difference between the fair market value of the common stock at the time of exercise and the exercise price will, however, be an item of tax preference, and may subject a participant to the alternative minimum tax. We will not be entitled to any deduction with respect to the grant or exercise of the incentive stock option or the transfer of common stock acquired upon exercise.

If the participant makes a disqualifying disposition of the common stock before the expiration of the one or two year holding periods described above, the participant will be deemed to have received taxable ordinary income at the time of such disposition to the extent that the fair market value of the common stock at the time of exercise, or, if less, the amount realized on such disposition, exceeds the exercise price. To the extent that the amount realized on such disposition exceeds the fair market value of the common stock at the time of exercise, such excess will be taxed as capital gain if the common stock is otherwise a capital asset in the hands of the participant. To the extent the participant recognizes ordinary income on a disqualifying disposition of the common stock, we may be entitled to a deduction for federal income tax purposes in an amount equal to the ordinary income recognized by the participant.

SARs

A participant will not be deemed to have received taxable income upon the grant or vesting of a SAR with an exercise price equal to the fair market value of the underlying stock on the date of the grant. Upon the exercise of a SAR, a participant generally will be deemed to have received income, taxable for federal income tax purposes at ordinary income rates, equal to the fair market value at the time of exercise of any common stock received plus the amount of any cash received, and we will ordinarily be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income recognized by the participant as a result of such exercise.

The income arising from a participant who is an employee exercising a SAR will be treated as compensation income for withholding tax purposes and the Committee may allow the participant to satisfy the tax withholding obligation by withholding a portion of the shares that would otherwise be delivered upon exercise. The basis of shares received upon the exercise of a SAR will equal the fair market value of the shares at the time of exercise. Gain or loss recognized by the participant on a subsequent disposition of any such shares will be capital gain or loss if such shares constitute a capital asset in the hands of the participant.

27

Restricted Stock

The federal income tax consequences of the issuance of restricted stock will depend upon whether the participant elects to be taxed at the time of grant of the restricted stock under Section 83(b) of the Code. If no election is made, the participant will not be deemed to have received taxable income upon the grant of restricted stock, but rather recognition of income will be postponed until such time as the restrictions on the shares of restricted stock lapse. At that time, the participant will be deemed to have received taxable ordinary income in an amount equal to the fair market value of the restricted stock when the restrictions lapse. If a Section 83(b) election is made, the participant will be deemed to have received taxable ordinary income at the time of the grant of the restricted stock equal to the fair market value of the shares of restricted stock at that time determined without regard to any of the restrictions on the shares, and the participant will not recognize ordinary income on the lapse of the restrictions.

We will ordinarily be entitled to a deduction for federal income tax purposes in the taxable year in which the participant recognizes any ordinary income as a result of the lapse of restrictions on the restricted stock or as a result of a Section 83(b) election. The amount of the deduction will equal the amount of ordinary income recognized by the participant. In the case of employees, such income will be treated as compensation income for income and payroll tax withholding purposes, and the Committee may allow the participant to satisfy the tax withholding obligation by withholding a portion of the shares whose restrictions have lapsed. The basis of any shares received will equal the amount recognized by the participant as taxable income attributable to such shares as a result of the lapse of restrictions on the restricted stock or as a result of a Section 83(b) election. Gain or loss recognized by the participant on a subsequent disposition of any such shares will be capital gain or loss if such shares constitute a capital asset in the hands of the participant. For purposes of determining the holding period of any such shares, there will be included only the period beginning at the time the restrictions lapse or, if a Section 83(b) election is made, at the time of grant.

Restricted Stock Units

A participant will not be deemed to have received taxable income upon the grant of restricted stock units. The participant will be deemed to have received taxable ordinary income at such time as shares are distributed to the participant. Upon the distribution of shares to a participant with respect to restricted stock units, we will ordinarily be entitled to a deduction for federal income tax purposes in an amount equal to the taxable ordinary income recognized by the participant. In the case of employees, such income will be treated as compensation income for income and payroll tax withholding purposes, and the Committee may allow the participant to satisfy the tax withholding obligation by withholding a portion of the shares that would otherwise be delivered. The basis of the shares of common stock received will equal the amount of taxable ordinary income recognized by the participant upon receipt of such shares. Gain or loss recognized by the participant on a subsequent disposition of any such shares will be capital gain or loss if such shares constitute a capital asset in the hands of the participant. A participant’s holding period will commence on the date the shares are distributed to the participant.

Code Section 409A of the Internal Revenue Code

The Committee intends to administer and interpret the 2020 Plan and all award agreements in a manner designed to satisfy the requirements of Code Section 409A of the Internal Revenue Code and to avoid any adverse tax results thereunder to a holder of an award. Section 409A of the Code, or Section 409A, provides certain requirements for non-qualified deferred compensation arrangements with respect to an individual’s deferral and distribution elections and permissible distribution events. If an award is subject to and fails to satisfy the requirements of Section 409A, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply with Section 409A’s provisions, Section 409A imposes an additional 20% tax on compensation recognized as ordinary income, as well as interest on such deferred compensation.

28

Special Rules for Executive Officers Subject to Section 16 of the Exchange Act.

Special rules may apply to individuals subject to Section 16 of the Exchange Act. In particular, unless a special election is made pursuant to 83(b) of the Internal Revenue Code, shares received through the exercise or settlement of an award may be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period of up to six months after the date of exercise. Accordingly, the amount of any ordinary income recognized, and the amount of our income tax deduction, will be determined as of the end of that period.

Forfeiture of Awards

The Committee may specify in an award agreement that the participant’s rights, payments and benefits with respect to an award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an award. Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in the award agreement or otherwise applicable to the participant, a termination of the participant’s continuous service for cause, or other conduct by the participant that is detrimental to the business or reputation of the Company.

PROPOSAL NO. 3

RATIFICATION OF THE APPOINTMENT OF TANNER LLC

AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2020

The Audit Committee has selected and appointed the firm of Tanner LLC as the independent registered public accounting firm to examine our financial statements for the year ended December 31, 2020. Tanner LLC audited our 2019 and 2018 annual financial statements. We do not expect representatives of Tanner LLC will attend the annual meeting.

Ratification of the selection of Tanner LLC is not required by our Bylaws or otherwise. The Board is submitting the selection to our stockholders for ratification as a matter of good corporate practice. If the selection is not ratified, the Audit Committee will consider whether it is appropriate to select another registered public accounting firm. Even if the selection is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time after the annual meeting if it determines such a change would be in the interests of SINTX and its stockholders.

Accountant Fees and Services

The aggregate fees and expenses incurred from our principal accounting firm, Tanner LLC, for fiscal years ended December 31, 2019 and 2018, were as follows (in thousands):

	Year Ended December 31, 2019	Year Ended December 31, 2018
Audit fees	$259,929	$251,558
Audit related fees	64,971	124,974
Tax fees	16,750	17,482
All other fees	-	-
Total Fees	$341,650	$394,014

Each of the permitted non-audit services has been pre-approved by the Audit Committee or the Audit Committee’s Chairman pursuant to delegated authority by the Audit Committee, other than de minimus non-audit services for which the pre-approval requirements are waived in accordance with the rules and regulations of the Securities and Exchange Commission.

29

Audit Fees

Consist of fees billed for professional services rendered for the audit of our financial statements and review of interim consolidated financial statements included in quarterly reports and services that are normally provided by the principal accountants in connection with statutory and regulatory filings or engagements.

Audit Related Fees

Consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees”.

Tax Fees

Consist of fees billed for professional services for tax compliance, tax advice and tax planning. These services include preparation of federal and state income tax returns.

All Other Fees

Consist of fees for product and services other than the services reported above.

Policy for Approval of Audit and Permitted Non-Audit Services

The Audit Committee charter provides that the Audit Committee will pre-approve audit services and non-audit services to be provided by our independent auditors before the accountant is engaged to render these services. The Audit Committee may consult with management in the decision-making process, but may not delegate this authority to management. The Audit Committee may delegate its authority to pre-approve services to one or more committee members, provided that the designees present the pre-approvals to the full committee at the next committee meeting.

The affirmative vote of the holders of a majority of the common shares voted on the proposal and represented at the annual meeting in person or by proxy is required to ratify the selection of Tanner LLC. The Board of Directors recommends that you vote FOR this proposal.

PROPOSAL NO. 4

ADVISORY VOTE ON EXECUTIVE COMPENSATION (“SAY-ON-PAY”)

Background

The Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) requires that stockholders have the opportunity to cast an advisory (non-binding) vote on executive compensation (a so-called “say-on-pay” vote), as well as an advisory vote with respect to whether future “say-on-pay” votes will be held every one, two or three years (a so-called “say-on-frequency” vote).

Our executive compensation programs are designed to attract, motivate and retain our named executive officers (“NEOs”), who are critical to our success. Under these programs, our NEOs are rewarded for the achievement of both specific financial and strategic goals, which are expected to result in increased stockholder value. Please read the tables and narrative disclosure that follow for additional details about our executive compensation programs, including information about the year ended December 31, 2019 compensation of our NEOs.

The Compensation Committee regularly reviews the compensation programs for our NEOs to ensure that they achieve the desired goals of aligning our executive compensation structure with our stockholders’ interests and with current market practices. This includes establishing corporate target goals and objectives based on our strategic and operating plans. We closely monitor the compensation programs and pay levels of executives at other similarly situated companies with less than 50 employees, so that we may ensure that our compensation programs are within the norm of market practices. This enables us to retain our executive officers in a competitive market for executive talent.

30

We believe that our executive compensation programs have been effective at motivating the achievement of positive results, appropriately aligning pay and performance, and enabling us to attract and retain talented executives within our industry.

Recommendation

We request stockholder approval of our compensation of our NEOs for the year ended December 31, 2019 as disclosed in this Proxy Statement pursuant to the SEC’s compensation disclosure rules (which disclosure includes the compensation tables, and the narrative disclosures that accompany the compensation tables within the Executive Compensation section of this Proxy Statement). This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies and practices described in this Proxy Statement.

Accordingly, we ask that you vote “FOR” the following resolution at our Annual Meeting:

“RESOLVED, that the stockholders of SINTX Technologies, (the “Company”) approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Summary Compensation Table and the other related tables and disclosure within the Executive Compensation section of this Proxy Statement.”

The vote solicited for Proposal No. 4 is advisory, and therefore is not binding on the Company, our Board of Directors or our Compensation Committee, nor will its outcome require the Company, our Board of Directors or our Compensation Committee to take any action. Moreover, the outcome of the vote will not be construed as overruling any decision by the Company, the Board of Directors or the Compensation Committee. However, our Compensation Committee, which is responsible for designing and administering our executive compensation programs, values the opinions expressed by our stockholders in their vote on this Proposal and will consider the outcome of this vote when making future compensation decisions for our NEOs.

We currently intend to include a stockholder advisory resolution on our executive compensation program at our annual meeting of stockholders each year.

PROPOSAL NO. 5:

REINCORPORATION OF THE COMPANY TO THE STATE OF NEVADA FROM THE STATE OF DELAWARE

The Board has approved, subject to stockholder approval, and is asking stockholders to approve the reincorporation of the Company from the State of Delaware to the State of Nevada. To accomplish the reincorporation the board has unanimously adopted an Agreement and Plan of Merger pursuant to which the Company (sometimes referred to as “SINTX-Delaware”) will merge with and into its newly formed, wholly owned subsidiary, SINTX Nevada Merger Company, a Nevada corporation (“SINTX-Nevada”), resulting in reincorporation from the State of Delaware to the State of Nevada (the “Reincorporation”). The Agreement and Plan of Merger is attached hereto as Appendix B and should be read in its entirety.

The Reincorporation will become effective upon the filing of the requisite merger documents in Nevada and Delaware, which filings are expected to occur as promptly as practicable after the requisite stockholder approval is obtained. A copy of the proposed Articles of Incorporation and bylaws for SINTX-Nevada are attached hereto as Appendix C and Appendix D, respectively.

31

Purpose of the Reincorporation

The primary purpose of the Reincorporation is to reduce the Company’s future tax burden, in particular franchise taxes. In Delaware, the amount of such tax payments is determined based, in part, on the total number of shares of stock the Company is authorized to issue and the number of shares of stock outstanding. The Company’s current capital structure requires it to maintain a large number of authorized but unissued shares of Common Stock, which results in higher franchise taxes in Delaware. For example, we estimate that we will be required to pay approximately $200,000 annually in Delaware franchise taxes. This amount is prohibitive and not in the interests of the Company’s stockholders. Nevada does not have a franchise tax and the annual fees are not material. Thus, effecting the Reincorporation should result in significant cash savings for the Company. Therefore, the Board believes that it is in the best interest for the Company to reincorporate in the State of Nevada from our present domicile of Delaware. See “Significant Differences between the Corporate Laws of Delaware and Nevada.”

Effects of the Reincorporation

Implementing the Reincorporation will have, among other things, the following effects:

●	each share of the Company’s Common Stock issued and outstanding immediately prior to the effective time of the Reincorporation will be converted into the right to receive one share of common stock of SINTX-Nevada, and each outstanding share of common stock of SINTX-Nevada held by the Company shall be retired and canceled and shall resume the status of authorized and unissued common stock;

●	each share of the Company’s preferred stock issued and outstanding immediately prior to the effective time of the Reincorporation will be converted into the right to receive one share of the corresponding series of preferred stock of SINTX-Nevada;

●	each outstanding option to purchase common stock will automatically be assumed by SINTX-Nevada and will represent an option or right to acquire shares of common stock of SINTX-Nevada on the basis of one share of the Company’s common stock for each one share of common stock of SINTX-Nevada and the exercise price will remain unchanged, in each case subject to customary adjustments. Each outstanding warrant to purchase common stock will similarly automatically be assumed and converted into a warrant to purchase shares of common stock of SINTX-Nevada;

●	each certificate representing issued and outstanding shares of Company common stock will represent the same number of shares of common stock of SINTX-Nevada;

●	the persons presently serving as our executive officers and directors will continue to serve in such respective capacity following the effective time of the Reincorporation;

●	Articles of Incorporation will be adopted under the laws of the State of Nevada in the form attached hereto as Annex C; and

●	new Bylaws will be adopted under the laws of the State of Nevada in the form attached hereto as Annex D.

Our common stock is currently quoted on the NASDAQ Capital Market under the trading symbol “SINT.” We believe that following the effective date of the Reincorporation, our common stock will continue to be quoted on the NASDAQ Capital Market. However, there is no assurance that we will continue to meet the continued listing requirements under the NASDAQ Capital Market standards.

The Reincorporation will not result in any change in the corporate name, business, management, fiscal year, accounting, location of the principal executive offices, assets or liabilities of our Company.

Stockholders should note that approval of the Reincorporation described in this Proposal 5 would also constitute approval of the assumption by SINTX-Nevada of the Company’s options and other rights to purchase capital stock. Stockholder approval would also constitute approval of the assumption by SINTX-Nevada of the Company’s 2020 Equity Incentive Plan. The Company’s other employee benefit arrangements would also be continued by SINTX-Nevada upon the terms and subject to the conditions in effect prior to the effective time of the Reincorporation.

The Board has the authority to abandon the Reincorporation even after approval by the stockholders.

Comparison of Stockholders’ Rights Before and After the Reincorporation

Because of differences between the Nevada business corporation law (the “NRS”) and the Delaware General Corporation Law (the “DGCL”), as well as differences between the Company’s governing documents before and after the Reincorporation, the Reincorporation will effect certain changes in the rights of the Company’s stockholders. Summarized below are the most significant provisions of the NRS and DGCL, along with the differences between the rights of the stockholders of the Company before and after the Reincorporation that will result from the differences among the NRS and the DGCL and the differences between SINTX-Nevada’s articles of incorporation and bylaws and SINTX-Delaware’s certificate of incorporation and bylaws. The summary below is not an exhaustive list of all differences or a complete description of the differences described, and is qualified in its entirety by reference to the NRS, the DGCL, SINTX-Nevada’s articles of incorporation, SINTX-Nevada’s bylaws and SINTX-Delaware’s certificate of incorporation and SINTX-Delaware’s bylaws.

32

Provision	Delaware Law and SINTX-Delaware’s Certificate of Incorporation and Bylaws	Nevada Law and SINTX-Nevada’s Articles of Incorporation and Bylaws	Notes
Amendment of Charter Documents	Delaware law requires a vote of a corporation’s board of directors followed by the affirmative vote of the majority of shares present in person or represented by proxy and entitled to vote to approve any amendment to the certificate of incorporation, unless a greater percentage vote is required by the certificate of incorporation. Where a separate vote by class or series is required, the affirmative vote of a majority of the shares of such class or series is required unless the certificate of incorporation requires a greater percentage vote. Further, Delaware law states that if an amendment would increase or decrease the aggregate number of authorized shares of a class, increase or decrease the par value of shares of a class or alter or change the powers, preferences or special rights of a particular class or series of stock so as to affect them adversely, the class or series so affected shall be given the power to vote as a class notwithstanding the absence of any specifically enumerated power in the certificate of incorporation. Delaware law also states that the power to adopt, amend or repeal the bylaws of a corporation shall be vested in the stockholders entitled to vote, provided that the corporation in its certificate of incorporation may confer such power on the board of directors in addition to the stockholders.	Nevada law requires a vote of the corporation’s board of directors followed by the affirmative vote of the majority of shares present or in person and entitled to vote to approve any amendment to the articles of incorporation. If any proposed amendment would adversely alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series adversely affected by the amendment. Nevada law provides that, unless otherwise prohibited by any bylaw adopted by the stockholders, the directors may adopt, amend or repeal any bylaw, including any bylaw adopted by the stockholders. The articles of incorporation may grant the authority to adopt, amend or repeal bylaws exclusively to the directors.

Number of Directors	Delaware law provides that a corporation must have at least one or more directors to be fixed as provided in the bylaws of the corporation, unless the certificate of incorporation fixes the number of directors, in which case a change in the number of directors shall be made only by amendment of the certificate of incorporation.	Nevada law provides that a corporation must have at least one director, and may provide in its articles of incorporation or in its bylaws for a fixed number of directors or a variable number of directors, and for the manner in which the number of directors may be increased or decreased.	Nevada and Delaware law are substantially similar in respect to setting the number of directors of the Company.

33

The Delaware Bylaws provide that subject to the rights of the holders of any series of preferred stock of the Company then outstanding to elect additional directors under specified circumstances, the number of directors shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the board.

The Nevada Bylaws provide that subject to the rights of the holders of any series of preferred stock of the Company then outstanding to elect additional directors under specified circumstances, the number of directors shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the board.

The Company’s existing Bylaws and the Delaware Bylaws are the same in this regard.

Classified Board of Directors	Under Delaware law, the certificate of incorporation or the bylaws may provide for the classification of directors into as many as three classes with staggered terms of office. The certificate of incorporation may provide the holders of any class or series of stock the right to elect 1 or more directors. In addition, the certificate of incorporation may confer upon 1 or more directors voting powers greater than or less than those of other directors.	Under Nevada law, the articles of incorporation or the bylaws may provide for the classification of directors as to the duration of their respective terms of office or as to their election by one or more authorized classes or series of shares. At least one-fourth of the total number of the directors must be elected annually.	Nevada and Delaware law are substantially similar in respect to classification of the Board.

	We have a classified Board currently consisting of five members, all but one of whom are non-employee directors, divided into three classes (Class I, Class II and Class II). Directors in each class are elected to serve for three-year staggered terms that expire in successive years.	The Nevada company will also have a classified Board consisting of five members, all but one of whom are non-employee directors, divided into three classes (Class I, Class II and Class II). Directors in each class are elected to serve for three-year staggered terms that expire in successive years.

Term of Board of Directors	The default rule in Delaware is that each director shall hold office until the next annual meeting of stockholders (and until such director’s successor is elected and qualified) or until such director’s earlier resignation or removal.	Nevada law provides that, unless otherwise provided in the articles of incorporation or bylaws, each director holds office after the expiration of his or her term until a successor is elected and qualified at an annual meeting of stockholders, or until the director resigns or is removed.	Nevada and Delaware law are substantially similar in respect to the term of directors.

34

	We have a classified Board currently consisting of five members, all but one of whom are non-employee directors, divided into three classes (Class I, Class II and Class II). Directors in each class are elected to serve for three-year staggered terms that expire in successive years.	The Nevada company will also have a classified Board consisting of five members, all but one of whom are non-employee directors, divided into three classes (Class I, Class II and Class II). Directors in each class are elected to serve for three-year staggered terms that expire in successive years.

	The Delaware Bylaws provide that each director shall hold office until such director’s successor is elected and qualified.	The Company’s existing Bylaws provide that each director shall hold office until the next annual shareholder meeting or until his or her successor is elected and qualified.	The SINTX-Nevada Bylaws and the Company’s existing Bylaws are identical in this regard.

Removal of Directors	Delaware law provides that a director may be removed with or without cause by the holders of a majority in voting power of the issued and outstanding stock entitled to vote, except that (1) members of a classified board of directors may be removed only for cause, unless the certificate of incorporation provides otherwise, and (2) in the case of a corporation having cumulative voting, directors may not be removed in certain situations without satisfying certain stockholder approval requirements.	Nevada law provides that the any director may be removed, with or without cause, from office by the vote of stockholders representing not less than two-thirds of the voting power of the issued and outstanding stock entitled to vote. With respect to corporations that elect directors with cumulative voting, any director or directors who constitute fewer than all of the directors may not be removed except upon vote of the stockholders owning sufficient shares to prevent each director’s election at the time of removal.	Nevada and Delaware law are substantially similar in respect to the removal of directors.

	The Delaware Bylaws provide any director, or the entire Board of Directors, may be removed from office at any time only for cause and only by the affirmative vote of the holders of at least eighty percent (80%) of the voting power of all of the then outstanding shares of the Corporation then entitled to vote at an election of directors, voting together as a single class.	The Company’s existing Bylaws provide any director, or the entire Board of Directors, may be removed from office at any time only for cause and only by the affirmative vote of the holders of at least eighty percent (80%) of the voting power of all of the then outstanding shares of the Corporation then entitled to vote at an election of directors, voting together as a single class.	The SINTX-Nevada Bylaws and the Company’s existing Bylaws are identical in this regard.

35

Filling Vacancies on the Board of Directors	Delaware law provides that, unless otherwise provided in the certificate of incorporation or bylaws of a corporation, vacancies may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. Further, if, at the time of filling any vacancy, the directors then in office shall constitute less than a majority of the whole board, the Delaware Court of Chancery may, upon application of any stockholder or stockholders holding at least 10% of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office.	Nevada law provides that all vacancies, including those caused by an increase in the number of directors, may be filled by a majority of the remaining directors, though less than a quorum, unless it is otherwise provided in the articles of incorporation. Unless otherwise provided in the articles of incorporation, pursuant to a resignation by a director, the board may fill the vacancy or vacancies with each director so appointed to hold office during the remainder of the term of office of the resigning director or directors.	Delaware law provides greater protection to the Company’s stockholders by permitting stockholders representing at least 10% of the issued and outstanding shares to apply to the Delaware Court of Chancery to have an election of directors in the situation where the directors in office constitute less than a majority of the whole Board.

	The Delaware Bylaws provide that any vacancy on the board of directors may be filled be filled only by a resolution of a majority of the directors then in office even though less than a quorum, or by a sole remaining director and not by the stockholders,	The Company’s existing Bylaws provide that vacancies on the Board may be filled only by a resolution of a majority of the directors then in office even though less than a quorum, or by a sole remaining director and not by the stockholders,	The SINTX-Nevada Bylaws provide the same appointment rights as the Company’s existing Bylaws.

Cumulative Voting	Delaware law permits corporations to provide for cumulative voting in the corporation’s certificate of incorporation.	Nevada law permits cumulative voting only if the articles of incorporation provide for cumulative voting and certain procedures regarding notice are followed.	Nevada and Delaware law are substantially similar in respect to cumulative voting for directors.

	The Delaware Certificate of Incorporation does not provide for cumulative voting.	The Company’s existing Articles of Incorporation do not provide for cumulative voting.	The SINTX-Delaware Certificate of Incorporation and SINTX-Nevada’s Articles of Incorporation are identical in respect to not allowing cumulative voting.

36

Board Action by Written Consent	Under Delaware law, unless otherwise stated in the articles of incorporation or bylaws, any action required or permitted to be taken at any meeting of the board of directors or committee of the board of directors may be taken without a meeting if all members of the board consent thereto in writing, or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the board, or committee.	Under Nevada law, unless otherwise stated in the articles of incorporation or bylaws, any action required or permitted to be taken at a meeting of the board of directors or committee of the board of directors may be taken without a meeting if, before or after the action, a written consent thereto is signed by all the members of the board except any interested directors.	Nevada and Delaware law are substantially similar in respect to the action by written consent.

	The Delaware Certificate of Incorporation and the Delaware Bylaws do not change this statutory provision.	The Company’s existing Articles of Incorporation and Bylaws do not change this statutory provision.

Interested Party Transactions	Delaware law provides that no contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and any other entity of which one or more of its directors or officers are directors or officers, or in which one or more of its directors or officers have a financial interest, is void or voidable if (a) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or known to the board of directors or a committee thereof, which authorizes the contract or transaction in good faith by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors are less than a quorum, (b) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or known to the stockholders entitled to vote thereon and the contract or transaction is specifically approved in good faith by the stockholders or (c) the contract or transaction is fair to the corporation as of the time it is authorized, approved or ratified by the board of directors, a committee thereof, or the stockholders.	Nevada law provides that no contract or transaction between a corporation and one or more of its directors or officers, or between a corporation and any other entity of which one or more of its directors or officers are directors or officers, or in which one or more of its directors or officers have a financial interest, is void or voidable if (a) the director’s or officer’s interest in the contract or transaction is known to the board, committee or stockholders and the transaction is approved or ratified by the board, committee or stockholders in good faith by a vote sufficient for the purpose (without counting the vote of the interested director or officer), (b) the fact of the common interest is not known to the director or officer at the time the transaction is brought before the board, or (c) the contract or transaction is fair to the corporation at the time it is authorized or approved.	Nevada and Delaware law are substantially similar, with Delaware law providing additional provisions for the approval of related party transactions by stockholders.

37

	The Delaware Certificate of Incorporation and Delaware Bylaws will not change this statutory rule.	The Company’s existing Articles of Incorporation and Bylaws do not change this statutory rule.

Stockholder Voting- Quorum	Delaware law provides that a majority of shares entitled to vote, present in person or by proxy, constitutes a quorum at a stockholder meeting.	Nevada law provides that a majority of the voting power, present in person or by proxy at a meeting of stockholders (regardless of whether the proxy has authority to vote on all matters), constitutes a quorum for the transaction of business.	Nevada and Delaware law are substantially similar in respect to quorum requirements.

	The Delaware Bylaws provide that a majority of the voting power, present in person or by proxy at a meeting of stockholders constitutes a quorum for the transaction of business.	The Company’s existing Bylaws provide that a majority of the voting power, present in person or by proxy at a meeting of stockholders constitutes a quorum for the transaction of business.	The SINTX-Nevada Bylaws and the Company’s existing Bylaws are identical in respect to quorum requirements.

Stockholder Voting-Action	In all matters other than the election of directors, the affirmative vote of the majority shares present in person or by proxy at the meeting and entitled to vote on the subject matter constitutes the act of the stockholders. Where are separate vote by a class or series or classes or series is required, a majority of the outstanding shares of such class or series, present in person or by proxy, generally constitutes a quorum and the affirmative vote of the majority of shares of such class or series present in person or by proxy constitutes the act of such class or series.	Action by the stockholders on a matter other than the election of directors is approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action.	Nevada and Delaware law are substantially similar in respect to stockholder voting.

38

	The Delaware Bylaws provide that action by the stockholders on a matter is approved by a majority of the stock present or represented and voting on the matter, except when a different vote is required by law, the articles of incorporation or the bylaws (such as the election of directors which is determined by a plurality of the votes cast).	The Company’s existing Bylaws provide that action by the stockholders on a matter is approved by a majority of the stock present or represented and voting on the matter, except when a different vote is required by law, the articles of incorporation or the bylaws (such as the election of directors which is determined by a plurality of the votes cast).	The SINTX-Nevada and the Company’s existing Bylaws are substantially similar.

Director Elections	Delaware law provides that, unless otherwise stated in the certificate or bylaws, the election of directors shall be by a plurality of the vote.	Nevada law provides that, unless otherwise stated in the articles or bylaws, the election of directors shall be by a plurality of the vote.	Nevada and Delaware law are substantially similar in respect to the election of directors.

	The Delaware Bylaws provide that the election of directors shall be by a plurality of the vote.	The Company’s existing Bylaws provide that the election of directors shall be by a plurality of the vote	The SINTX-Nevada and the Company’s existing Bylaws are substantially similar.

Stockholder Action by Written Consent	Delaware law provides that, unless the certificate of incorporation provides otherwise, any action required to be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted consent to the action in writing. In addition, the corporation is required to give prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing.	Nevada law provides that, unless the articles of incorporation or the bylaws provide otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of the outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consent to the action in writing.	Nevada and Delaware law are substantially similar in relation to action by written consent of the stockholders.

39

	The Delaware Bylaws provide that any action required to be taken at any annual or special meeting of stockholders may be effected only at a duly called annual or special meeting of the stockholders of the Corporation and may not be effected by written consent.	The Company’s Nevada Bylaws provide that any action required to be taken at any annual or special meeting of stockholders may be effected only at a duly called annual or special meeting of the stockholders of the Corporation and may not be effected by written consent.	The SINTX-Nevada and the Company’s existing Bylaws are substantially similar.

Stockholder Vote for Mergers and Other Corporate Reorganizations	Under Delaware law, a majority of outstanding shares entitled to vote, as well as approval by the board of directors is required for a merger or a sale of substantially all of the assets of the corporation. Generally, Delaware law does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the plan of merger does not amend the existing certificate of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.	Under Nevada law, a majority of outstanding shares entitled to vote, as well as approval by the board of directors is required for a merger or a sale of substantially all of the assets of the corporation. Generally, Nevada law does not require a stockholder vote of the surviving corporation in a merger if: (a) the plan of merger does not amend the existing articles of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; (c) the number of voting shares outstanding immediately after the merger, plus the number of voting shares issued as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20% the total number of voting shares of the surviving domestic corporation outstanding immediately before the merger; and (d) the number of participating shares outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20% the total number of participating shares outstanding immediately before the merger.	Nevada and Delaware law are substantially similar in relation to stockholder approval of mergers and other corporate reorganizations.

40

	The Delaware Certificate of Incorporation and Delaware Bylaws do not change this statutory rule.	The Company’s existing Articles of Incorporation and Bylaws do not change this statutory rule.

Special Meetings of Stockholders	Under Delaware law, a special meeting of stockholders may be called by the board of directors or by such persons as may be authorized by the certificate of incorporation or by the bylaws.	Under Nevada law, unless otherwise provided in the articles of incorporation or bylaws, the entire board of directors, any two directors or the president may call annual and special meetings of the stockholders and directors.	Nevada law provides for explicit authority to call special meetings to any two directors and the president, whereas Delaware law leaves discretion to the certificate of incorporation or the bylaws.

	The Delaware Bylaws provide that a special meeting may be called at any time by the chairperson of the Board, the CEO, or by a majority of the Board.	The Company’s existing Bylaws provide that special meetings of stockholders may be called by the chairman of the Board, the CEO, or the majority of the board.	The SINTX-Nevada Bylaws and the Company’s existing Bylaws are substantially the same.

Failure to Hold an Annual Meeting of Stockholders	Delaware law provides that if an annual meeting for election of directors is not held on the date designated or an action by written consent to elect directors in lieu of an annual meeting has not been taken within 30 days after the date designated for the annual meeting, or if no date has been designated, for a period of 13 months after the latest to occur of the organization of the corporation, its last annual meeting or the last action by written consent to elect directors in lieu of an annual meeting, the Court of Chancery may summarily order a meeting to be held upon the application of any stockholder or director.	Nevada law provides that if a corporation fails to elect directors within 18 months after the last election of directors, a Nevada district court will have jurisdiction in equity and may order an election upon petition of one or more stockholders holding at least 15% of the voting power.	Delaware law provides for a shorter interval than Nevada law (13 months vs. 18 months) before a shareholder can apply to a court to order meeting for the election of directors. Nevada law requires that application to be made by a stockholder holding at least 15% of the voting power, whereas Delaware law permits any stockholder or director to make the application.

	The Certificate of Incorporation and Delaware Bylaws do not change this statutory rule.	The Company’s existing Articles of Incorporation and Bylaws do not change this statutory rule.

41

Limitation on Director Liability	Under Delaware law, if a corporation’s certificate of incorporation so provides, the personal liability of a director for breach of fiduciary duty as a director may be eliminated or limited. A corporation’s certificate of incorporation, however, may not limit or eliminate a director’s personal liability (a) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (b) for acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law, (c) for the payment of unlawful dividends, stock repurchases or redemptions, or (d) for any transaction in which the director received an improper personal benefit.	Under Nevada law, unless the articles of incorporation or an amendment thereto (filed on or after October 1, 2003) provides for greater individual liability, a director or officer is not individually liable to the corporation or its stockholders or creditors for any damages as a result of any act or failure to act in his or her capacity as a director or officer unless it is proven that: (a) the director’s or officer’s act or failure to act constituted a breach of his or her fiduciary duties as a director or officer; and (b) the breach of those duties involved intentional misconduct, fraud or a knowing violation of law.	Delaware law is more extensive in the enumeration of actions under which the Company may not eliminate a director’s personal liability.

	The Delaware Certificate of Incorporation do not change this statutory provision.	The Company’s existing Articles of Incorporation do not change this statutory provision.

Indemnification	Under Delaware law, a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if: the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person’s conduct was unlawful. With respect to actions by or in the right of the corporation, no indemnification shall be made with respect to any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit is brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper. A director or officer who is successful, on the merits or otherwise, in defense of any proceeding subject to the Delaware corporate statutes’ indemnification provisions shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.	Under Nevada law, a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with the action, suit or proceeding if the person: (a) is not liable pursuant to NRS 78.138; or (b) acted in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful. However, indemnification may not be made for any claim, issue or matter as to which such a person has been adjudged to be liable to the corporation or for amounts paid in settlement to the corporation, unless and only to the extent that the court in which the action or suit was brought determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper. To the extent that such person has been successful on the merits or otherwise in defense of any proceeding subject to the Nevada indemnification laws, the corporation shall indemnify him or her against expenses, including attorneys’ fees, actually and reasonably incurred by him or her in connection with the defense.

42

	The Delaware Certificate of Incorporation and the Delaware Bylaws do not change this statutory provision.	The Company’s existing Articles of Incorporation and Bylaws do not change this statutory provision.

Advancement of Expenses	Delaware law provides that expenses incurred by an officer or director of the corporation in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it is ultimately determined that such person is not entitled to be indemnified by the corporation as authorized under the indemnification laws of Delaware. Such expenses may be so paid upon such terms and conditions as the corporation deems appropriate. Under Delaware law, unless otherwise provided in its certificate of incorporation or bylaws, a corporation has the discretion whether or not to advance expenses.	Nevada law provides that the articles of incorporation, the bylaws or an agreement made by the corporation may provide that the expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that the director or officer is not entitled to be indemnified by the corporation.

	The Delaware Bylaws provide for advanced payment of expenses in accordance with the statutory provision.	The Company’s existing Articles of Incorporation and Bylaws do not alter this statutory provision.

Declaration and Payment of Dividends	Under Delaware law, subject to any restriction contained in a corporation’s certificate of incorporation, the board of directors may declare, and the corporation may pay, dividends or other distributions upon the shares of its capital stock either (a) out of “surplus” or (b) in the event that there is no surplus, out of the net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year, unless net assets (total assets in excess of total liabilities) are less than the capital of all outstanding preferred stock. “Surplus” is defined as the excess of the net assets of the corporation over the amount determined to be the capital of the corporation by the board of directors (which amount cannot be less than the aggregate par value of all issued shares of capital stock).	Under Nevada law, except as otherwise provided in the articles of incorporation, a board of directors may authorize and the corporation may make distributions to its stockholders, including distributions on shares that are partially paid. However, no distribution may be made if, after giving effect to such distribution: (a) the corporation would not be able to pay its debts as they become due in the usual course of business; or (b) except as otherwise specifically allowed by the articles of incorporation, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of distribution, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution.	Delaware law is more restrictive than Nevada law with respect to when dividends may be declared and paid.

43

	The Delaware Certificate of Incorporation does not change this statutory provision.	The Company’s existing Articles of Incorporation do not change this statutory provision.

Business Combinations	Delaware law prohibits, in certain circumstances, a “business combination” between the corporation and an “interested stockholder” within three years of the stockholder becoming an “interested stockholder.” Generally, an “interested stockholder” is a holder who, directly or indirectly, controls 15% or more of the outstanding voting stock or is an affiliate of the corporation and was the owner of 15% or more of the outstanding voting stock at any time within the three-year period prior to the date upon which the status of an “interested stockholder” is being determined. A “business combination” includes a merger or consolidation, a sale or other disposition of assets having an aggregate market value equal to 10% or more of the consolidated assets of the corporation or the aggregate market value of the outstanding stock of the corporation and certain transactions that would increase the interested stockholder’s proportionate share ownership in the corporation. This provision does not apply where, among other things, (i) the transaction which resulted in the individual becoming an interested stockholder is approved by the corporation’s board of directors prior to the date the interested stockholder acquired such 15% interest, (ii) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the outstanding voting stock of the corporation at the time the transaction commenced, or (iii) at or after the date the person becomes an interested stockholder, the business combination is approved by a majority of the board of directors of the corporation and an affirmative vote of at least 66 2/3% of the outstanding voting stock at an annual or special meeting and not by written consent, excluding stock not owned by the interested stockholder. This provision also does not apply if a stockholder acquires a 15% interest inadvertently and divests itself of such ownership and would not have been a 15% stockholder in the preceding three years but for the inadvertent acquisition of ownership.	Nevada law prohibits certain business combinations between a Nevada corporation and an interested stockholder for three years after such person becomes an interested stockholder. Generally, an interested stockholder is a holder who is the beneficial owner of 10% or more of the voting power of a corporation’s outstanding stock and at any time within three years immediately before the date in question was the beneficial owner of 10% or more of the then outstanding stock of the corporation. After the three year period, business combinations remain prohibited unless they are (a) approved by the board of directors prior to the date that the person first became an interested stockholder or a majority of the outstanding voting power not beneficially owned by the interested party, or (b) the interested stockholder satisfies certain fair-value requirements. An interested stockholder is (i) a person that beneficially owns, directly or indirectly, 10% or more of the voting power of the outstanding voting shares of a corporation, or (ii) an affiliate or associate of the corporation who, at any time within the past three years, was an interested stockholder of the corporation.

	The Delaware Certificate of Incorporation has not opted out of this statutory provision	The Company’s existing Articles of Incorporation has not opted out of this statutory provision.

44

United States Federal Income Tax Consequences

The following discussion of the material U.S. federal income tax consequences to our stockholders of the Reincorporation is based upon the Internal Revenue Code of 1986 (the “Code”), Treasury regulations promulgated thereunder, Internal Revenue Service (“IRS”) rulings and pronouncements, and judicial decisions, all as in effect as of the date of this proxy statement, and all of which are subject to change, possibly with retroactive effect. Any such change could alter the tax consequences described herein. We have not sought and will not seek an opinion of counsel or a ruling from the IRS regarding the federal income tax consequences of the Reincorporation.

This discussion is for general information purposes only to stockholders who hold their shares as capital assets. This discussion does not address every aspect of U.S. federal income taxation that may be relevant to a particular company stockholder in light of the stockholder’s particular circumstances or to persons who are otherwise subject to special tax treatment, including, without limitation: (i) a partnership, subchapter S corporation or other pass-through entity; (ii) dealers in securities; (iii) banks or other financial institutions; (iv) insurance companies; (v) mutual funds; (vi) tax exempt organizations or pension funds; (vii) a foreign person, foreign entity or U.S. expatriate; (viii) persons who may be subject to the alternative minimum tax provisions of the Code; (ix) a stockholder whose functional currency is not the U.S. dollar; (x) persons who acquired their common stock in connection with stock option or stock purchase plans or in other compensatory transactions; or (xi) persons who hold their common stock as part of a hedging, straddle, conversion or other risk reduction transaction. This discussion does not address the tax consequences to any holders of our options, warrants or convertible debt. The state and local tax consequences of the Reincorporation may vary significantly as to each stockholder, depending upon the jurisdiction in which such stockholder resides. You are urged to consult your own tax advisors to determine the particular consequences to you.

We believe that the merger of the Company with and into SINTX Technologies, Inc. (Nevada), which will result in the Reincorporation, will qualify as a reorganization, under section 368(a)(1)(F) of the Code. As a result, the material federal income tax consequences of the Reincorporation, would be as follows: (i) we and SINTX Technologies, Inc. (Nevada) will not recognize any gain or loss as a result of the Reincorporation; (ii) no gain or loss will be recognized by holders of common stock on the conversion of the Common Stock into the common stock of SINTX Technologies, Inc. (Nevada); (iii) the aggregate adjusted tax basis of the common stock and preferred stock of SINTX Technologies, Inc. (Nevada) received by a stockholder in connection with the Reincorporation will be the same as the aggregate adjusted tax basis of the Common Stock or Preferred Stock converted in connection with the Reincorporation; and (iv) the holding period, for U.S. federal income tax purposes, for the SINTX Technologies, Inc. (Nevada) common stock and preferred stock received in connection with the Reincorporation by a stockholder will include the period during which the holder held the converted Common Stock or Preferred Stock.

If the Reincorporation fails to qualify for tax-free treatment, either under section 368(a)(1)(F) or any other provision of the Code, then stockholders may recognize gain or loss for U.S. federal income tax purposes equal to the difference between the fair market value of the shares of stock received in connection with the Reincorporation and the stockholders’ adjusted tax basis in the shares stock converted in connection with the Reincorporation. Further, we would recognize taxable gain as if we sold all of our assets, subject to our liabilities, at fair market value.

Reporting Requirements. Each stockholder who qualifies as a “significant holder” that receives stock in connection with the Reincorporation will be required to file a statement with his, her or its federal income tax return setting forth his, her or its tax basis in the stock surrendered and the fair market value of the stock of SINTX Technologies, Inc. (Nevada), if any, received in the Reincorporation, and to retain permanent records of these facts relating to the Reincorporation. A “significant holder” is a company stockholder who, immediately before the merger owned at least five percent (by vote or value) of our outstanding stock or owned our securities with an adjusted tax basis of $1,000,000 or more.

Our stockholders are urged to consult their own tax advisors regarding the tax consequences to them of the reincorporation, including the applicable federal, state, local and foreign tax consequences.

No Material Accounting Implications

Effecting the Reincorporation will not have any material accounting implications.

No Appraisal Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to dissenter’s rights or appraisal rights with respect to the Reincorporation described in this Proposal 4 and we will not independently provide our stockholders with any such rights.

Interest of Certain Persons in Matters to be Acted Upon

Other than as described in “Significant Differences between the Corporate Laws of Delaware and Nevada – Limitation on Personal Liability of Directors and Officers,” no officer or director has any substantial interest, direct or indirect, by security holdings or otherwise, in the Reincorporation that is not shared by all of our other stockholders.

Vote Required

Approval of the reincorporation from the state of Delaware to the state of Nevada requires the affirmative vote of a majority of the voting power of the incorporation.

RECOMMENDATION OF THE BOARD OF DIRECTORS FOR PROPOSAL NO. 5:

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE REINCORPORATION FROM THE STATE OF DELAWARE TO THE STATE OF NEVADA.

45

PROPOSAL NO. 6:

ADJOURNMENT TO SOLICIT ADDITIONAL PROXIES

Stockholders are being asked to grant authority to proxy holders to vote in favor of one or more adjournments of the meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the meeting to adopt one or more of the foregoing Proposals. If this Proposal is approved, the meeting could be successively adjourned to any date. We do not intend to call a vote on adjournments of the meeting to solicit additional proxies if the adoption of each of the foregoing Proposals is approved at the meeting. If the meeting is adjourned to solicit additional proxies, stockholders who have already submitted their proxies will be able to revoke them at any time prior to their use.

Vote Required

The approval of authority to adjourn the meeting requires the affirmative vote of stockholders who hold a majority of the shares of Common Stock present in person or represented by proxy at the meeting and entitled to vote. Abstentions will have the effect of a vote against this Proposal. Broker non-votes will not count as votes for or against this Proposal and will have no effect on the outcome.

RECOMMENDATION OF THE BOARD OF DIRECTORS FOR PROPOSAL NO. 6:

The Board of Directors recommends that stockholders vote for adjournments of the meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the meeting to adopt one or more of the foregoing Proposals.

OTHER MATTERS

As of the date of this proxy statement, the Board knows of no other matters that may come before the annual meeting. However, if any matters other than those referred to herein should be presented properly for consideration and action at the annual meeting, or any adjournment or postponement thereof, the proxies will be voted with respect thereto in accordance with the best judgment and in the discretion of the proxy holders.

The above notice and proxy statement are sent by order of the Board of Directors.

/s/ B. Sonny Bal
B. Sonny Bal, MD
Chief Executive Officer

July 10, 2020

46

APPENDIX A

SINTX TECHNOLOGIES, INC.

2020 EQUITY INCENTIVE PLAN

As adopted by the Board of Directors of SINTX Technologies, Inc. on April 21, 2020.

As approved by the shareholders of SINTX Technologies, Inc. on [DATE].

1. Purpose; Eligibility.

1.1 General Purpose. The name of this plan is the SINTX Technologies, Inc. 2020 Equity Incentive Plan (the “Plan”). The purposes of the Plan are to (a) enable SINTX Technologies, Inc., a Delaware corporation (the “Company”), and any Affiliate to attract and retain the types of Employees, Consultants and Directors who will contribute to the Company’s long range success; (b) provide incentives that align the interests of Employees, Consultants and Directors with those of the shareholders of the Company; and (c) promote the success of the Company’s business.

1.2 Eligible Award Recipients. The persons eligible to receive Awards are the Employees, Consultants and Directors of the Company and its Affiliates and such other individuals designated by the Committee who are reasonably expected to become Employees, Consultants and Directors after the receipt of Awards.

1.3 Available Awards. Awards that may be granted under the Plan include: (a) Incentive Stock Options, (b) Non-qualified Stock Options, (c) Stock Appreciation Rights, (d) Restricted Awards, including Restricted Stock Units , (e) Performance Share Awards, (f) Cash Awards, and (g) Other Equity-Based Awards.

2. Definitions.

“Affiliate” means a corporation or other entity that, directly or through one or more intermediaries, controls, is controlled by or is under common control with, the Company.

“Applicable Laws” means the requirements related to or implicated by the administration of the Plan under applicable state corporate law, United States federal and state securities laws, the Code, any stock exchange or quotation system on which the shares of Common Stock are listed or quoted, and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.

“Award” means any right granted under the Plan, including an Incentive Stock Option, a Non-qualified Stock Option, a Stock Appreciation Right, a Restricted Award, a Performance Share Award, a Cash Award, or any Other Equity-Based Award.

“Award Agreement” means a written agreement, contract, certificate or other instrument or document evidencing the terms and conditions of an individual Award granted under the Plan which may, in the discretion of the Company, be transmitted electronically to any Participant. Each Award Agreement shall be subject to the terms and conditions of the Plan.

“Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular Person, such Person shall be deemed to have beneficial ownership of all securities that such Person has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The terms “Beneficially Owns” and “Beneficially Owned” have a corresponding meaning.

“Board” means the Board of Directors of the Company, as constituted at any time.

“Cash Award” means an Award denominated in cash that is granted under Section 7.4 of the Plan.

“Cause” means:

With respect to any Employee or Consultant, unless the applicable Award Agreement states otherwise:

(a) If the Employee or Consultant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Cause, the definition contained therein; or

(b) If no such agreement exists, or if such agreement does not define Cause: (i) the commission of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company or an Affiliate; (ii) conduct that results in or is reasonably likely to result in harm to the reputation or business of the Company or any of its Affiliates; (iii) gross negligence or willful misconduct with respect to the Company or an Affiliate; or (iv) material violation of state or federal securities laws.

“Change in Control” means:

(a) The direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its subsidiaries, taken as a whole, to any Person that is not a subsidiary of the Company;

(b) The Incumbent Directors cease for any reason to constitute at least a majority of the Board;

(c) The date which is 10 business days prior to the consummation of a complete liquidation or dissolution of the Company;

(d) The acquisition by any Person of Beneficial Ownership of 50% or more (on a fully diluted basis) of either (i) the then outstanding shares of Common Stock of the Company, taking into account as outstanding for this purpose such Common Stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such Common Stock (the “Outstanding Company Common Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this Plan, the following acquisitions shall not constitute a Change in Control: (A) any acquisition by the Company or any Affiliate, (B) any acquisition by any employee benefit plan sponsored or maintained by the Company or any subsidiary, (C) any acquisition which complies with clauses, (i), (ii) and (iii) of subsection (e) of this definition or (D) in respect of an Award held by a particular Participant, any acquisition by the Participant or any group of persons including the Participant (or any entity controlled by the Participant or any group of persons including the Participant); or

(e) The consummation of a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company that requires the approval of the Company’s shareholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), unless immediately following such Business Combination: (i) more than 50% of the total voting power of (A) the entity resulting from such Business Combination (the “Surviving Company”), or (B) if applicable, the ultimate parent entity that directly or indirectly has beneficial ownership of sufficient voting securities eligible to elect a majority of the members of the board of directors (or the analogous governing body) of the Surviving Company (the “Parent Company”), is represented by the Outstanding Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which the Outstanding Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of the Outstanding Company Voting Securities among the holders thereof immediately prior to the Business Combination; (ii) no Person (other than any employee benefit plan sponsored or maintained by the Surviving Company or the Parent Company) is or becomes the Beneficial Owner, directly or indirectly, of 50% or more of the total voting power of the outstanding voting securities eligible to elect members of the board of directors of the Parent Company (or the analogous governing body) (or, if there is no Parent Company, the Surviving Company); and (iii) at least a majority of the members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Surviving Company) following the consummation of the Business Combination were Board members at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination.

“Code” means the Internal Revenue Code of 1986, as it may be amended from time to time. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.

“Committee” means a committee of one or more members of the Board appointed by the Board to administer the Plan in accordance with Section 3.3 and Section 3.4.

“Common Stock” means the common stock, $0.01 par value per share, of the Company, or such other securities of the Company as may be designated by the Committee from time to time in substitution thereof.

“Company” means SINTX Technologies, Inc., a Delaware corporation, and any successor thereto.

“Consultant” means any individual or entity which performs bona fide services to the Company or an Affiliate, other than as an Employee or Director, and who may be offered securities registerable pursuant to a registration statement on Form S-8 under the Securities Act.

“Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Consultant or Director, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service; provided further that if any Award is subject to Section 409A of the Code, this sentence shall only be given effect to the extent consistent with Section 409A of the Code. For example, a change in status from an Employee of the Company to a Director of an Affiliate will not constitute an interruption of Continuous Service. The Committee or its delegate, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal or family leave of absence. The Committee or its delegate, in its sole discretion, may determine whether a Company transaction, such as a sale or spin-off of a division or subsidiary that employs a Participant, shall be deemed to result in a termination of Continuous Service for purposes of affected Awards, and such decision shall be final, conclusive and binding.

“Deferred Stock Units (DSUs)” has the meaning set forth in Section 7.2 hereof.

“Director” means a member of the Board.

“Disability” means, unless the applicable Award Agreement says otherwise, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, for purposes of determining the term of an Incentive Stock Option pursuant to Section 6.10 hereof, the term Disability shall have the meaning ascribed to it under Section 22(e)(3) of the Code. The determination of whether an individual has a Disability shall be determined under procedures established by the Committee. Except in situations where the Committee is determining Disability for purposes of the term of an Incentive Stock Option pursuant to Section 6.10 hereof within the meaning of Section 22(e)(3) of the Code, the Committee may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Participant participates.

“Disqualifying Disposition” has the meaning set forth in Section 14.12.

“Effective Date” shall mean the date as of which this Plan is adopted by the Board.

“Employee” means any person, including an Officer or Director, employed by the Company or an Affiliate; provided, that, for purposes of determining eligibility to receive Incentive Stock Options, an Employee shall mean an employee of the Company or a parent or subsidiary corporation within the meaning of Section 424 of the Code. Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date, the value of the Common Stock as determined below. If the Common Stock is listed on any established stock exchange or a national market system, including without limitation, the New York Stock Exchange or the NASDAQ Stock Market, the Fair Market Value shall be the closing price of a share of Common Stock (or if no sales were reported the closing price on the date immediately preceding such date) as quoted on such exchange or system on the day of determination, as reported in the Wall Street Journal. In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Committee and such determination shall be conclusive and binding on all persons.

“Fiscal Year” means the Company’s fiscal year.

“Free Standing Rights” has the meaning set forth in Section 7.1 (a).

“Good Reason” means, unless the applicable Award Agreement states otherwise:

(a) If an Employee or Consultant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Good Reason, the definition contained therein; or

(b) If no such agreement exists or if such agreement does not define Good Reason, the occurrence of one or more of the following without the Participant’s express written consent, which circumstances are not remedied by the Company within thirty (30) days of its receipt of a written notice from the Participant describing the applicable circumstances (which notice must be provided by the Participant within ninety (90) days of the Participant’s knowledge of the applicable circumstances): (i) any material, adverse change in the Participant’s duties, responsibilities, authority, title, status or reporting structure; (ii) a material reduction in the Participant’s base salary or bonus opportunity; or (iii) a geographical relocation of the Participant’s principal office location by more than fifty (50) miles.

“Grant Date” means the date on which the Committee adopts a resolution, or takes other appropriate action, expressly granting an Award to a Participant that specifies the key terms and conditions of the Award or, if a later date is set forth in such resolution, then such date as is set forth in such resolution.

“Incentive Stock Option” means an Option that is designated by the Committee as an incentive stock option within the meaning of Section 422 of the Code and that meets the requirements set out in the Plan.

“Incumbent Directors” means individuals who, on the Effective Date, constitute the Board, provided that any individual becoming a Director subsequent to the Effective Date whose election or nomination for election to the Board was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director without objection to such nomination) shall be an Incumbent Director. No individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to Directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be an Incumbent Director.

“Non-Employee Director” means a Director who is a “non-employee director” within the meaning of Rule 16b-3.

“Non-qualified Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

“Option” means an Incentive Stock Option or a Non-qualified Stock Option granted pursuant to the Plan.

“Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

“Option Exercise Price” means the price at which a share of Common Stock may be purchased upon the exercise of an Option.

“Other Equity-Based Award” means an Award that is not an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, or Performance Share Award that is granted under Section 7.4 and is payable by delivery of Common Stock and/or which is measured by reference to the value of Common Stock.

“Participant” means an eligible person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

“Performance Goals” means, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon business criteria or other performance measures determined by the Committee in its discretion.

“Performance Period” means the one or more periods of time, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Performance Share Award or a Cash Award.

“Performance Share Award” means any Award granted pursuant to Section 7.3 hereof.

“Performance Share” means the grant of a right to receive a number of actual shares of Common Stock or share units based upon the performance of the Company during a Performance Period, as determined by the Committee.

“Permitted Transferee” means: (a) a member of the Optionholder’s immediate family (child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships), any person sharing the Optionholder’s household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Optionholder) control the management of assets, and any other entity in which these persons (or the Optionholder) own more than 50% of the voting interests; (b) third parties designated by the Committee in connection with a program established and approved by the Committee pursuant to which Participants may receive a cash payment or other consideration in consideration for the transfer of a Non-qualified Stock Option; and (c) such other transferees as may be permitted by the Committee in its sole discretion.

“Person” means a person as defined in Section 13(d)(3) of the Exchange Act.

“Plan” means this SINTX Technologies, Inc. 2020 Equity Incentive Plan, as amended and/or amended and restated from time to time.

“Related Rights” has the meaning set forth in Section 7.1 (a).

“Restricted Award” means any Award granted pursuant to Section 7.2 (a).

“Restricted Period” has the meaning set forth in Section 7.2 (a).

“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

“Securities Act” means the Securities Act of 1933, as amended.

“Stock Appreciation Right” means the right pursuant to an Award granted under Section 7.1 to receive, upon exercise, an amount payable in cash or shares equal to the number of shares subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (a) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (b) the exercise price specified in the Stock Appreciation Right Award Agreement.

“Stock for Stock Exchange” has the meaning set forth in Section 6.4.

“Substitute Award” has the meaning set forth in Section 4.6.

“Ten Percent Shareholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

“Total Share Reserve” has the meaning set forth in Section 4.1.

3. Administration.

3.1 Authority of Committee. The Plan shall be administered by the Committee or, in the Board’s sole discretion, by the Board. Subject to the terms of the Plan, the Committee’s charter and Applicable Laws, and in addition to other express powers and authorization conferred by the Plan, the Committee, if so appointed by the Board, shall have the authority:

(a) to construe and interpret the Plan and apply its provisions;

(b) to promulgate, amend, and rescind rules and regulations relating to the administration of the Plan;

(c) to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

(d) to delegate its authority to one or more Officers of the Company with respect to Awards that do not involve “insiders” within the meaning of Section 16 of the Exchange Act;

(e) to determine when Awards are to be granted under the Plan and the applicable Grant Date;

(f) from time to time to select, subject to the limitations set forth in this Plan, those eligible Award recipients to whom Awards shall be granted;

(g) to determine the number of shares of Common Stock to be made subject to each Award;

(h) to determine whether each Option is to be an Incentive Stock Option or a Non-qualified Stock Option;

(i) to prescribe the terms and conditions of each Award, including, without limitation, the exercise price and medium of payment and vesting provisions, and to specify the provisions of the Award Agreement relating to such grant;

(j) to determine the target number of Performance Shares to be granted pursuant to a Performance Share Award, the performance measures that will be used to establish the Performance Goals, the Performance Period(s) and the number of Performance Shares earned by a Participant;

(k) to amend any outstanding Awards, including for the purpose of modifying the time or manner of vesting, or the term of any outstanding Award; provided, however, that if any such amendment impairs a Participant’s rights or increases a Participant’s obligations under his or her Award or creates or increases a Participant’s federal income tax liability with respect to an Award, such amendment shall also be subject to the Participant’s consent;

(l) to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan, which periods shall be no shorter than the periods generally applicable to Employees under the Company’s employment policies;

(m) to make decisions with respect to outstanding Awards that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments;

(n) to interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; and

(o) to exercise discretion to make any and all other determinations which it determines to be necessary or advisable for the administration of the Plan.

(p) To modify the purchase price or the exercise price of any outstanding Award.

3.2 Committee Decisions Final. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants, unless such decisions are determined by a court having jurisdiction to be arbitrary and capricious.

3.3 Delegation. The Committee or, if no Committee has been appointed, the Board may delegate administration of the Plan to a committee or committees of one or more members of the Board, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. The Committee shall have the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board or the Committee shall thereafter be to the committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. The members of the Committee shall be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a Committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the written consent of the majority of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable.

3.4 Committee Composition. Except as otherwise determined by the Board, the Committee shall consist solely of two or more Non-Employee Directors. The Board shall have discretion to determine whether or not it intends to comply with the exemption requirements of Rule 16b-3. However, if the Board intends to satisfy such exemption requirements, with respect to any insider subject to Section 16 of the Exchange Act, the Committee shall be a compensation committee of the Board that at all times consists solely of two or more Non-Employee Directors. Within the scope of such authority, the Board or the Committee may delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act. Nothing herein shall create an inference that an Award is not validly granted under the Plan in the event Awards are granted under the Plan by a compensation committee of the Board that does not at all times consist solely of two or more Non-Employee Directors.

3.5 Indemnification. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by Applicable Laws, the Committee shall be indemnified by the Company against the reasonable expenses, including attorney’s fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Committee may be party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted under the Plan, and against all amounts paid by the Committee in settlement thereof (provided, however, that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Committee in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, or in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after the institution of any such action, suit or proceeding, such Committee shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

4. Shares Subject to the Plan.

4.1 Subject to adjustment in accordance with Section 11, no more than 1,900,000 shares of Common Stock plus the number of shares of Common Stock underlying any award granted under the 2012 Equity Incentive Plan that expires, terminates or is canceled or forfeited under the terms of the 2012 Equity Incentive Plan shall be available for the grant of Awards under the Plan (the “Total Share Reserve”). During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.

4.2 Shares of Common Stock available for distribution under the Plan may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares reacquired by the Company in any manner.

4.3 Subject to adjustment in accordance with Section 11, no more than 1,900,000 shares of Common Stock may be issued in the aggregate pursuant to the exercise of Incentive Stock Options (the “ISO Limit”).

4.4 The maximum number of shares of Common Stock subject to Awards granted during a single Fiscal Year to any Director, together with any cash fees paid to such Director during the Fiscal Year shall not exceed a total value of $500,000 (calculating the value of any Awards based on the grant date fair value for financial reporting purposes).

4.5 Any shares of Common Stock subject to an Award that expires or is canceled, forfeited, or terminated without issuance of the full number of shares of Common Stock to which the Award related will again be available for issuance under the Plan. Notwithstanding anything to the contrary contained herein: shares subject to an Award under the Plan shall not again be made available for issuance or delivery under the Plan if such shares are (a) shares tendered in payment of an Option, (b) shares delivered or withheld by the Company to satisfy any tax withholding obligation, or (c) shares covered by a stock-settled Stock Appreciation Right or other Awards that were not issued upon the settlement of the Award.

4.6 Awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or with which the Company combines (“Substitute Awards”). Substitute Awards shall not be counted against the Total Share Reserve; provided, that, Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as Incentive Stock Options shall be counted against the ISO limit. Subject to applicable stock exchange requirements, available shares under a shareholder-approved plan of an entity directly or indirectly acquired by the Company or with which the Company combines (as appropriately adjusted to reflect such acquisition or transaction) may be used for Awards under the Plan and shall not count toward the Total Share Limit.

5. Eligibility.

5.1 Eligibility for Specific Awards. Incentive Stock Options may be granted only to Employees. Awards other than Incentive Stock Options may be granted to Employees, Consultants and Directors and those individuals whom the Committee determines are reasonably expected to become Employees, Consultants and Directors following the Grant Date.

5.2 Ten Percent Shareholders. A Ten Percent Shareholder shall not be granted an Incentive Stock Option unless the Option Exercise Price is at least 110% of the Fair Market Value of the Common Stock on the Grant Date and the Option is not exercisable after the expiration of five years from the Grant Date.

6. Option Provisions. Each Option granted under the Plan shall be evidenced by an Award Agreement. Each Option so granted shall be subject to the conditions set forth in this Section 6, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. All Options shall be separately designated Incentive Stock Options or Non-qualified Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time or if an Option is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the terms of such Option do not satisfy the requirements of Section 409A of the Code. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

6.1 Term. Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, no Incentive Stock Option shall be exercisable after the expiration of 10 years from the Grant Date. The term of a Non-qualified Stock Option granted under the Plan shall be determined by the Committee; provided, however, no Non-qualified Stock Option shall be exercisable after the expiration of 10 years from the Grant Date.

6.2 Exercise Price of an Incentive Stock Option. Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, the Option Exercise Price of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

6.3 Exercise Price of a Non-qualified Stock Option. The Option Exercise Price of each Non-qualified Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, a Non-qualified Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 409A of the Code.

6.4 Consideration. The Option Exercise Price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (a) in cash or by certified or bank check at the time the Option is exercised or (b) in the discretion of the Committee, upon such terms as the Committee shall approve, the Option Exercise Price may be paid: (i) by delivery to the Company of other Common Stock, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the Option Exercise Price (or portion thereof) due for the number of shares being acquired, or by means of attestation whereby the Participant identifies for delivery specific shares of Common Stock that have an aggregate Fair Market Value on the date of attestation equal to the Option Exercise Price (or portion thereof) and receives a number of shares of Common Stock equal to the difference between the number of shares thereby purchased and the number of identified attestation shares of Common Stock (a “Stock for Stock Exchange”); (ii) a “cashless” exercise program established with a broker; (iii) by reduction in the number of shares of Common Stock otherwise deliverable upon exercise of such Option with a Fair Market Value equal to the aggregate Option Exercise Price at the time of exercise; (iv) by any combination of the foregoing methods; or (v) in any other form of legal consideration that may be acceptable to the Committee. Unless otherwise specifically provided in the Option, the exercise price of Common Stock acquired pursuant to an Option that is paid by delivery (or attestation) to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). Notwithstanding the foregoing, during any period for which the Common Stock is publicly traded (i.e., the Common Stock is listed on any established stock exchange or a national market system) an exercise by a Director or Officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, directly or indirectly, in violation of Section 402(a) of the Sarbanes-Oxley Act of 2002 shall be prohibited with respect to any Award under this Plan.

6.5 Transferability of an Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.6 Transferability of a Non-qualified Stock Option. A Non-qualified Stock Option may, in the sole discretion of the Committee, be transferable to a Permitted Transferee, upon written approval by the Committee to the extent provided in the Award Agreement. If the Non-qualified Stock Option does not provide for transferability, then the Non-qualified Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.7 Vesting of Options. Each Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Committee may deem appropriate. The vesting provisions of individual Options may vary. No Option may be exercised for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Award Agreement upon the occurrence of a specified event.

6.8 Termination of Continuous Service. Unless otherwise provided in an Award Agreement or in an employment agreement the terms of which have been approved by the Committee, in the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (a) the date three months following the termination of the Optionholder’s Continuous Service or (b) the expiration of the term of the Option as set forth in the Award Agreement; provided that, if the termination of Continuous Service is by the Company for Cause, all outstanding Options (whether or not vested) shall immediately terminate and cease to be exercisable. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Award Agreement, the Option shall terminate.

6.9 Extension of Termination Date. An Optionholder’s Award Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service for any reason would be prohibited at any time because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act or any other state or federal securities law or the rules of any securities exchange or interdealer quotation system, then the Option shall terminate on the earlier of (a) the expiration of the term of the Option in accordance with Section 6.1 or (b) the expiration of a period after termination of the Participant’s Continuous Service that is three months after the end of the period during which the exercise of the Option would be in violation of such registration or other securities law requirements.

6.10 Disability of Optionholder. Unless otherwise provided in an Award Agreement, in the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (a) the date 12 months following such termination or (b) the expiration of the term of the Option as set forth in the Award Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein or in the Award Agreement, the Option shall terminate.

6.11 Death of Optionholder. Unless otherwise provided in an Award Agreement, in the event an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder’s death, but only within the period ending on the earlier of (a) the date 12 months following the date of death or (b) the expiration of the term of such Option as set forth in the Award Agreement. If, after the Optionholder’s death, the Option is not exercised within the time specified herein or in the Award Agreement, the Option shall terminate.

6.12 Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Non-qualified Stock Options.

7. Provisions of Awards Other Than Options.

7.1 Stock Appreciation Rights.

(a) General

Each Stock Appreciation Right granted under the Plan shall be evidenced by an Award Agreement. Each Stock Appreciation Right so granted shall be subject to the conditions set forth in this Section 7.1, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. Stock Appreciation Rights may be granted alone (“Free Standing Rights”) or in tandem with an Option granted under the Plan (“Related Rights”).

(b) Grant Requirements

Any Related Right that relates to a Non-qualified Stock Option may be granted at the same time the Option is granted or at any time thereafter but before the exercise or expiration of the Option. Any Related Right that relates to an Incentive Stock Option must be granted at the same time the Incentive Stock Option is granted.

(c) Term of Stock Appreciation Rights

The term of a Stock Appreciation Right granted under the Plan shall be determined by the Committee; provided, however, no Stock Appreciation Right shall be exercisable later than the tenth anniversary of the Grant Date.

(d) Vesting of Stock Appreciation Rights

Each Stock Appreciation Right may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Stock Appreciation Right may be subject to such other terms and conditions on the time or times when it may be exercised as the Committee may deem appropriate. The vesting provisions of individual Stock Appreciation Rights may vary. No Stock Appreciation Right may be exercised for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Stock Appreciation Right upon the occurrence of a specified event.

(e) Exercise and Payment

Upon exercise of a Stock Appreciation Right, the holder shall be entitled to receive from the Company an amount equal to the number of shares of Common Stock subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (i) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (ii) the exercise price specified in the Stock Appreciation Right or related Option. Payment with respect to the exercise of a Stock Appreciation Right shall be made on the date of exercise. Payment shall be made in the form of shares of Common Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Committee in its sole discretion), cash or a combination thereof, as determined by the Committee.

(f) Exercise Price

The exercise price of a Free Standing Right shall be determined by the Committee. A Related Right granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related Option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option; provided, however, that a Stock Appreciation Right, by its terms, shall be exercisable only when the Fair Market Value per share of Common Stock subject to the Stock Appreciation Right and related Option exceeds the exercise price per share thereof and no Stock Appreciation Rights may be granted in tandem with an Option unless the Committee determines that the requirements of Section 7.1 (b) are satisfied.

(g) Reduction in the Underlying Option Shares

Upon any exercise of a Related Right, the number of shares of Common Stock for which any related Option shall be exercisable shall be reduced by the number of shares for which the Stock Appreciation Right has been exercised. The number of shares of Common Stock for which a Related Right shall be exercisable shall be reduced upon any exercise of any related Option by the number of shares of Common Stock for which such Option has been exercised.

7.2 Restricted Awards.

(a) General

A Restricted Award is an Award of actual shares of Common Stock (“Restricted Stock”) or hypothetical Common Stock units (“Restricted Stock Units”) having a value equal to the Fair Market Value of an identical number of shares of Common Stock, which may, but need not, provide that such Restricted Award may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period (the “Restricted Period”) as the Committee shall determine. Each Restricted Award granted under the Plan shall be evidenced by an Award Agreement. Each Restricted Award so granted shall be subject to the conditions set forth in this Section 7.2, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.

(b) Restricted Stock and Restricted Stock Units

(i) Each Participant granted Restricted Stock shall execute and deliver to the Company an Award Agreement with respect to the Restricted Stock setting forth the restrictions and other terms and conditions applicable to such Restricted Stock. If the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (A) an escrow agreement satisfactory to the Committee, if applicable and (B) the appropriate blank stock power with respect to the Restricted Stock covered by such agreement. If a Participant fails to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and stock power, the Award shall be null and void. Subject to the restrictions set forth in the Award, the Participant generally shall have the rights and privileges of a shareholder as to such Restricted Stock, including the right to vote such Restricted Stock and the right to receive dividends; provided that, any cash dividends and stock dividends with respect to the Restricted Stock shall be withheld by the Company for the Participant’s account, and interest may be credited on the amount of the cash dividends withheld at a rate and subject to such terms as determined by the Committee. The cash dividends or stock dividends so withheld by the Committee and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the Participant in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends, if applicable, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends.

(ii) The terms and conditions of a grant of Restricted Stock Units shall be reflected in an Award Agreement. No shares of Common Stock shall be issued at the time a Restricted Stock Unit is granted, and the Company will not be required to set aside funds for the payment of any such Award. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder. The Committee may also grant Restricted Stock Units with a deferral feature, whereby settlement is deferred beyond the vesting date until the occurrence of a future payment date or event set forth in an Award Agreement (“Deferred Stock Units”). At the discretion of the Committee, each Restricted Stock Unit or Deferred Stock Unit (representing one share of Common Stock) may be credited with an amount equal to the cash and stock dividends paid by the Company in respect of one share of Common Stock (“Dividend Equivalents”). Dividend Equivalents shall be withheld by the Company and credited to the Participant’s account, and interest may be credited on the amount of cash Dividend Equivalents credited to the Participant’s account at a rate and subject to such terms as determined by the Committee. Dividend Equivalents credited to a Participant’s account and attributable to any particular Restricted Stock Unit or Deferred Stock Unit (and earnings thereon, if applicable) shall be distributed in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such Dividend Equivalents and earnings, if applicable, to the Participant upon settlement of such Restricted Stock Unit or Deferred Stock Unit and, if such Restricted Stock Unit or Deferred Stock Unit is forfeited, the Participant shall have no right to such Dividend Equivalents.

(c) Restrictions

(i) Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period, and to such other terms and conditions as may be set forth in the applicable Award Agreement: (A) if an escrow arrangement is used, the Participant shall not be entitled to delivery of the stock certificate; (B) the shares shall be subject to the restrictions on transferability set forth in the Award Agreement; (C) the shares shall be subject to forfeiture to the extent provided in the applicable Award Agreement; and (D) to the extent such shares are forfeited, the stock certificates shall be returned to the Company, and all rights of the Participant to such shares and as a shareholder with respect to such shares shall terminate without further obligation on the part of the Company.

(ii) Restricted Stock Units and Deferred Stock Units awarded to any Participant shall be subject to (A) forfeiture until the expiration of the Restricted Period, and satisfaction of any applicable Performance Goals during such period, to the extent provided in the applicable Award Agreement, and to the extent such Restricted Stock Units or Deferred Stock Units are forfeited, all rights of the Participant to such Restricted Stock Units or Deferred Stock Units shall terminate without further obligation on the part of the Company and (B) such other terms and conditions as may be set forth in the applicable Award Agreement.

(iii) The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock, Restricted Stock Units and Deferred Stock Units whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date the Restricted Stock or Restricted Stock Units or Deferred Stock Units are granted, such action is appropriate.

(d) Restricted Period

With respect to Restricted Awards, the Restricted Period shall commence on the Grant Date and end at the time or times set forth on a schedule established by the Committee in the applicable Award Agreement.

No Restricted Award may be granted or settled for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting in the terms of any Award Agreement upon the occurrence of a specified event.

(e) Delivery of Restricted Stock and Settlement of Restricted Stock Units

Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in Section 7.2 (c) and the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his or her beneficiary, without charge, the stock certificate evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (to the nearest full share) and any cash dividends or stock dividends credited to the Participant’s account with respect to such Restricted Stock and the interest thereon, if any. Upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, or at the expiration of the deferral period with respect to any outstanding Deferred Stock Units, the Company shall deliver to the Participant, or his or her beneficiary, without charge, one share of Common Stock for each such outstanding vested Restricted Stock Unit or Deferred Stock Unit (“Vested Unit”) and cash equal to any Dividend Equivalents credited with respect to each such Vested Unit in accordance with Section 7.2(b) (ii) hereof and the interest thereon or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to such Dividend Equivalents and the interest thereon, if any; provided, however, that, if explicitly provided in the applicable Award Agreement, the Committee may, in its sole discretion, elect to pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock for Vested Units. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the Restricted Period lapsed in the case of Restricted Stock Units, or the delivery date in the case of Deferred Stock Units, with respect to each Vested Unit.

(f) Stock Restrictions

Each certificate representing Restricted Stock awarded under the Plan shall bear a legend in such form as the Company deems appropriate.

7.3 Performance Share Awards.

(a) Grant of Performance Share Awards

Each Performance Share Award granted under the Plan shall be evidenced by an Award Agreement. Each Performance Share Award so granted shall be subject to the conditions set forth in this Section 7.3, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. The Committee shall have the discretion to determine: (i) the number of shares of Common Stock or stock-denominated units subject to a Performance Share Award granted to any Participant; (ii) the Performance Period applicable to any Award; (iii) the conditions that must be satisfied for a Participant to earn an Award; and (iv) the other terms, conditions and restrictions of the Award.

(b) Earning Performance Share Awards

The number of Performance Shares earned by a Participant will depend on the extent to which the performance goals established by the Committee are attained within the applicable Performance Period, as determined by the Committee.

7.4 Other Equity-Based Awards and Cash Awards. The Committee may grant Other Equity-Based Awards, either alone or in tandem with other Awards, in such amounts and subject to such conditions as the Committee shall determine in its sole discretion. Each Equity-Based Award shall be evidenced by an Award Agreement and shall be subject to such conditions, not inconsistent with the Plan, as may be reflected in the applicable Award Agreement. The Committee may grant Cash Awards in such amounts and subject to such Performance Goals, other vesting conditions, and such other terms as the Committee determines in its discretion. Cash Awards shall be evidenced in such form as the Committee may determine.

8. Securities Law Compliance. Each Award Agreement shall provide that no shares of Common Stock shall be purchased or sold thereunder unless and until (a) any then applicable requirements of state or federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel and (b) if required to do so by the Company, the Participant has executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Committee may require. The Company shall use reasonable efforts to seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise of the Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Awards unless and until such authority is obtained.

9. Use of Proceeds from Stock. Proceeds from the sale of Common Stock pursuant to Awards, or upon exercise thereof, shall constitute general funds of the Company.

10. Miscellaneous.

10.1 Acceleration of Exercisability and Vesting. The Committee shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

10.2 Shareholder Rights. Except as provided in the Plan or an Award Agreement, no Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until such Participant has satisfied all requirements for exercise of the Award pursuant to its terms and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Common Stock certificate is issued, except as provided in Section 11 hereof.

10.3 No Employment or Other Service Rights. Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (a) the employment of an Employee with or without notice and with or without Cause or (b) the service of a Director pursuant to the By-laws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

10.4 Transfer; Approved Leave of Absence. For purposes of the Plan, no termination of employment by an Employee shall be deemed to result from either (a) a transfer of employment to the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another, or (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the Employee’s right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing, in either case, except to the extent inconsistent with Section 409A of the Code if the applicable Award is subject thereto.

10.5 Withholding Obligations. To the extent provided by the terms of an Award Agreement and subject to the discretion of the Committee, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the [minimum/maximum] amount of tax required to be withheld by law; or (c) delivering to the Company previously owned and unencumbered shares of Common Stock of the Company.

11. Adjustments Upon Changes in Stock. In the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization occurring after the Grant Date of any Award, Awards granted under the Plan and any Award Agreements, the exercise price of Options and Stock Appreciation Rights, the Performance Goals to which Performance Share Awards and Cash Awards are subject, the maximum number of shares of Common Stock subject to all Awards stated in Section 4 will be equitably adjusted or substituted, as to the number, price or kind of a share of Common Stock or other consideration subject to such Awards to the extent necessary to preserve the economic intent of such Award. In the case of adjustments made pursuant to this Section 11, unless the Committee specifically determines that such adjustment is in the best interests of the Company or its Affiliates, the Committee shall, in the case of Incentive Stock Options, ensure that any adjustments under this Section 11 will not constitute a modification, extension or renewal of the Incentive Stock Options within the meaning of Section 424(h)(3) of the Code and in the case of Non-qualified Stock Options, ensure that any adjustments under this Section 11 will not constitute a modification of such Non-qualified Stock Options within the meaning of Section 409A of the Code. Any adjustments made under this Section 11 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

12. Effect of Change in Control.

12.1 Unless otherwise provided in an Award Agreement, notwithstanding any provision of the Plan to the contrary:

(a) In the event of a Change in Control, all outstanding Options and Stock Appreciation Rights shall become immediately exercisable with respect to 100% of the shares subject to such Options or Stock Appreciation Rights, and/or the Restricted Period shall expire immediately with respect to 100% of the outstanding shares of Restricted Stock or Restricted Stock Units.

(b) With respect to Performance Share Awards and Cash Awards, in the event of a Change in Control, all Performance Goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions will be deemed met.

To the extent practicable, any actions taken by the Committee under the immediately preceding clauses (a) and (b) shall occur in a manner and at a time which allows affected Participants the ability to participate in the Change in Control with respect to the shares of Common Stock subject to their Awards.

12.2 In addition, in the event of a Change in Control, the Committee may in its discretion and upon at least 10 days’ advance notice to the affected persons, cancel any outstanding Awards and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Awards based upon the price per share of Common Stock received or to be received by other shareholders of the Company in the event. In the case of any Option or Stock Appreciation Right with an exercise price (or SAR Exercise Price in the case of a Stock Appreciation Right) that equals or exceeds the price paid for a share of Common Stock in connection with the Change in Control, the Committee may cancel the Option or Stock Appreciation Right without the payment of consideration therefor.

12.3 The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Affiliates, taken as a whole.

13. Amendment of the Plan and Awards.

13.1 Amendment of Plan. The Board at any time, and from time to time, may amend or terminate the Plan. However, except as provided in Section 11 relating to adjustments upon changes in Common Stock and Section 13.3, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy any Applicable Laws. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on shareholder approval.

13.2 Shareholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for shareholder approval.

13.3 Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees, Consultants and Directors with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to the nonqualified deferred compensation provisions of Section 409A of the Code and/or to bring the Plan and/or Awards granted under it into compliance therewith.

13.4 No Impairment of Rights. Rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

13.5 Amendment of Awards. The Committee at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the Committee may not affect any amendment which would otherwise constitute an impairment of the rights under any Award unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

14. General Provisions.

14.1 Forfeiture Events. The Committee may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an Award. Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in the Award Agreement or otherwise applicable to the Participant, a termination of the Participant’s Continuous Service for Cause, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Affiliates.

14.2 Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

14.3 Sub-Plans. The Committee may from time to time establish sub-plans under the Plan for purposes of satisfying securities, tax or other laws of various jurisdictions in which the Company intends to grant Awards. Any sub-plans shall contain such limitations and other terms and conditions as the Committee determines are necessary or desirable. All sub-plans shall be deemed a part of the Plan, but each sub-plan shall apply only to the Participants in the jurisdiction for which the sub-plan was designed.

14.4 Deferral of Awards. The Committee may establish one or more programs under the Plan to permit selected Participants the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Participant to payment or receipt of shares of Common Stock or other consideration under an Award. The Committee may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Committee deems advisable for the administration of any such deferral program.

14.5 Unfunded Plan. The Plan shall be unfunded. Neither the Company, the Board nor the Committee shall be required to establish any special or separate fund or to segregate any assets to assure the performance of its obligations under the Plan.

14.6 Recapitalizations. Each Award Agreement shall contain provisions required to reflect the provisions of Section 11.

14.7 Delivery. Upon exercise of a right granted under this Plan, the Company shall issue Common Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory or regulatory obligations the Company may otherwise have, for purposes of this Plan, 30 days shall be considered a reasonable period of time.

14.8 No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, additional Awards or other securities or property shall be issued or paid in lieu of fractional shares of Common Stock or whether any fractional shares should be rounded, forfeited or otherwise eliminated.

14.9 Other Provisions. The Award Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of Awards, as the Committee may deem advisable.

14.10 Section 409A. The Plan is intended to comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless Applicable Laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following the Participant’s termination of Continuous Service shall instead be paid on the first payroll date after the six-month anniversary of the Participant’s separation from service (or the Participant’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any additional tax or penalty on any Participant under Section 409A of the Code and neither the Company nor the Committee will have any liability to any Participant for such tax or penalty.

14.11 Disqualifying Dispositions. Any Participant who shall make a “disposition” (as defined in Section 424 of the Code) of all or any portion of shares of Common Stock acquired upon exercise of an Incentive Stock Option within two years from the Grant Date of such Incentive Stock Option or within one year after the issuance of the shares of Common Stock acquired upon exercise of such Incentive Stock Option (a “Disqualifying Disposition”) shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.

14.12 Section 16. It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section 14.12, such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.

14.13 Beneficiary Designation. Each Participant under the Plan may from time to time name any beneficiary or beneficiaries by whom any right under the Plan is to be exercised in case of such Participant’s death. Each designation will revoke all prior designations by the same Participant, shall be in a form reasonably prescribed by the Committee and shall be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime.

14.14 Expenses. The costs of administering the Plan shall be paid by the Company.

14.15 Severability. If any of the provisions of the Plan or any Award Agreement is held to be invalid, illegal or unenforceable, whether in whole or in part, such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby.

14.16 Plan Headings. The headings in the Plan are for purposes of convenience only and are not intended to define or limit the construction of the provisions hereof.

14.17 Non-Uniform Treatment. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who are eligible to receive, or actually receive, Awards. Without limiting the generality of the foregoing, the Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements.

15. Effective Date of Plan. The Plan shall become effective as of the Effective Date, but no Award shall be exercised (or, in the case of a Stock Award, shall be granted) unless and until the Plan has been approved by the shareholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

16. Termination or Suspension of the Plan. The Plan shall terminate automatically on the date that is ten (10) years from the Effective Date. No Award shall be granted pursuant to the Plan after such date, but Awards theretofore granted may extend beyond that date. The Board may suspend or terminate the Plan at any earlier date pursuant to Section 13.1 hereof. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

17. Choice of Law. The law of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of law rules.

APPENDIX B

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER (this “Agreement”), dated as of July__, 2020, is entered into between SINTX Technologies, Inc., a Delaware corporation (the “Company”), and SINTX Nevada Merger Company, a Nevada corporation and a wholly owned subsidiary of the Company (“NewCo”).

WHEREAS, the Company, whose shares of common stock are registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), desires to reincorporate as a Nevada corporation and has formed NewCo in order to effectuate the reincorporation.

WHEREAS, the board of directors of each of the Company and NewCo deems it advisable, fair to and in the best interests of such corporations and their respective stockholders that the Company be merged with and into NewCo, upon the terms and subject to the conditions herein stated, and that NewCo be the surviving corporation (the “Reincorporation Merger”).

NOW, THEREFORE, in consideration of the premises and the agreements of the parties hereto contained herein, intending to be legally bound, the parties hereto agree as follows:

ARTICLE I

The Reincorporation Merger; Effective Time

SECTION 1.1. The Reincorporation Merger. Upon the terms and subject to the conditions set forth in this Agreement, at the Effective Time (as defined in Section 1.2), the Company shall be merged with and into NewCo whereupon the separate existence of the Company shall cease. NewCo shall be the surviving corporation (the “Surviving Corporation”) in the Reincorporation Merger and shall continue to be a corporation formed under the laws of the State of Nevada. The Reincorporation Merger shall have the effects specified in the General Corporation Law of the State of Delaware, as amended (the “DGCL”) and the Nevada Revised Statutes, as amended (the “NRS”), and the Surviving Corporation shall succeed, without other transfer, to all of the assets and property (whether real, personal or mixed), rights, privileges, franchises, immunities and powers of the Company, and shall assume and be subject to all of the liabilities, obligations and restrictions of every kind and description of the Company, including, without limitation, all outstanding indebtedness of the Company.

SECTION 1.2. Effective Time. Unless this Agreement is terminated or abandoned in accordance with its terms, as soon as practicable following the satisfaction of the conditions set forth in Article V in accordance with the terms of this Agreement, the Company and NewCo shall cause Articles of Merger to be executed and filed with the Office of the Secretary of State of Nevada (the “Nevada Articles of Merger”) and a Certificate of Merger to be executed and filed with the Office of the Secretary of State of Delaware (the “Delaware Certificate of Merger”). The Reincorporation Merger shall become effective upon the date and time specified in the Nevada Articles of Merger and the Delaware Certificate of Merger (the “Effective Time”).

ARTICLE II

Articles and Bylaws of the Surviving Corporation

SECTION 2.1. The Articles of Incorporation. The articles of incorporation of NewCo in effect at the Effective Time shall be amended and restated and shall be substantially in the form as set forth on Exhibit A hereto, including to change the name of the Surviving Corporation to “SINTX Technologies, Inc.”, and such amended and restated articles shall be the articles of incorporation of the Surviving Corporation (such articles of incorporation, as so amended and restated, the “Articles of Incorporation”), until thereafter amended in accordance with the provisions provided therein or applicable law.

SECTION 2.2. The Bylaws. Subject to the provisions of applicable laws, the bylaws of NewCo in effect at the Effective Time shall be the bylaws of the Surviving Corporation (the “Bylaws”), until thereafter amended in accordance with the provisions provided therein or applicable law.

ARTICLE III

Officers, Directors, Committees, and Corporate Policies of the Surviving Corporation

SECTION 3.1. Officers. The officers of the Company at the Effective Time shall, from and after the Effective Time, become the officers of the Surviving Corporation, until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Articles of Incorporation and the Bylaws.

SECTION 3.2. Directors. The board of directors of the Surviving Corporation effective as of, and immediately following, the Effective Time shall consist of all of the directors of the Company immediately prior to the Effective Time, each to serve in such capacity until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Articles of Incorporation and the Bylaws.

SECTION 3.3. Committees. Each committee of the board of directors of the Company existing immediately prior to the Effective time shall, effective as of, and immediately following, the Effective Time, become a committee of the board of directors of the Surviving Corporation, consisting of the members of such committee of the Company immediately prior to the Effective Time and governed by the charter of such committee of the Company in existence immediately prior to the Effective Time, which charter shall, at the Effective Time, become the charter of such committee of the Surviving Corporation except that the governing law thereof shall be, from and after the Effective Time, the law of Nevada. Each member of a committee of the board of directors of the Surviving Corporation shall serve in such capacity until his or her successor has been duly elected or appointed and qualified or until his or her earlier death, resignation or removal in accordance with the applicable committee charter and the Bylaws.

SECTION 3.4. Corporate Policies. The corporate policies of the Surviving Corporation, including, without limitation, its code of business conduct, corporate governance guidelines, insider trading, conflict policies and director independence guidelines, effective as of, and immediately following, the Effective Time shall consist of the corporate policies, including, without limitation, the code of business conduct, corporate governance guidelines, insider trading, conflict policies and director independence guidelines, of the Company immediately prior to the Effective Time.

ARTICLE IV

Effect of the Merger on Capital Stock; Certificates

SECTION 4.1. Effect of Merger on Capital Stock. At the Effective Time, as a result of the Reincorporation Merger and without any action on the part of the Company, NewCo or the stockholders of the Company:

(a) Each share of common stock, par value $0.01, of the Company (“Company Common Stock”) issued and outstanding immediately prior to the Effective Time, other than shares canceled pursuant to Section 4.1(f) of this Agreement, shall be converted (without the surrender of stock certificates or any other action by NewCo, the Company or the stockholders of the Company) into one fully paid and non-assessable share of common stock, par value $0.001, of the Surviving Corporation (“Surviving Corporation Common Stock”), and all shares of Company Common Stock shall be canceled and retired and shall cease to exist.

2

(b) Each share of Series B Convertible Preferred Stock, par value $0.01, of the Company (“Company Series B Preferred Stock”) issued and outstanding immediately prior to the Effective Time, shall be converted (without the surrender of stock certificates or any other action by NewCo, the Company or the stockholders of the Company) into one fully paid and non-assessable share Series B Convertible Preferred Stock, par value $0.001, of the Surviving Corporation (“Surviving Corporation Series B Preferred Stock”), and all shares of Company Series B Preferred Stock shall be canceled and retired and shall cease to exist. With respect to the number of shares of Company Common Stock reserved for issuance upon conversion of the Company Series B Preferred Stock, an equal number of shares of Surviving Corporation Common Stock shall be so reserved for conversion of Surviving Corporation Series B Preferred Stock.

(c) Each share of Series C Convertible Preferred Stock, par value $0.01, of the Company (“Company Series C Preferred Stock”) issued and outstanding immediately prior to the Effective Time, shall be converted (without the surrender of stock certificates or any other action by NewCo, the Company or the stockholders of the Company) into one fully paid and non-assessable share Series C Convertible Preferred Stock, par value $0.001, of the Surviving Corporation (“Surviving Corporation Series C Preferred Stock”), and all shares of Company Series C Preferred Stock shall be canceled and retired and shall cease to exist. With respect to the number of shares of Company Common Stock reserved for issuance upon conversion of the Company Series C Preferred Stock, an equal number of shares of Surviving Corporation Common Stock shall be so reserved for conversion of Surviving Corporation Series C Preferred Stock.

(d) With respect to the number of shares of Company Common Stock reserved for issuance upon exercise of warrants, convertible securities or other securities of the Company, as the case may be, an equal number of shares of Surviving Corporation Common Stock shall be so reserved.

(e) With respect to the number of shares of Company Common Stock reserved for issuance under the Company’s equity compensation plans (including all amendments or modifications, collectively, the “Plans”), an equal number of shares of Surviving Corporation Common Stock shall be so reserved. The Surviving Corporation shall assume the sponsorship of the Plans, the rights and obligations of the Company thereunder, and the rights and obligations of the Company under all award agreements evidencing any award issued under any Plan or any inducement award with respect to Company Common Stock (including all amendments and modifications, collectively, the “Award Agreements”), in each case in accordance with the terms thereof and applicable law. Each equity-based award with respect to Company Common Stock issued and outstanding immediately prior to the Effective Time that was granted pursuant to the Plans and the Award Agreements (an “Equity Award”) shall be converted into a corresponding equity-based award with respect to the number of shares of Surviving Corporation Common Stock equal to the number of shares of Company Common Stock underlying such Equity Award at the Effective Time, in accordance with the terms of the applicable Plan and Award Agreement. Such converted equity-based award shall be subject to the same terms and conditions applicable to the corresponding Equity Award prior to the conversion, including any vesting and forfeiture conditions. Further, none of the execution of this Agreement, the Reincorporation Merger or other transaction contemplated herein is intended, or shall be deemed, to constitute a “Change in Control” (or term of similar import) under any Plan, Award Agreement, employment agreement or other employee benefit plan of the Company or its affiliates.

(f) Each share of common stock, par value $0.001, of NewCo registered in the name of the Company shall be reacquired by the Surviving Corporation and canceled and retired, and shall resume the status of authorized and unissued Surviving Corporation Common Stock. No shares of Surviving Corporation Common Stock or other securities of the Surviving Corporation shall be issued in respect thereof.

3

SECTION 4.2. Certificates. At and after the Effective Time, all of the outstanding certificates which immediately prior thereto represented shares of Company Common Stock (other than shares canceled pursuant to Section 4.1(e) of this Agreement), Company Series B Preferred Stock, Company Series C Preferred Stock, or options, warrants or other securities of the Company shall be deemed for all purposes to evidence ownership of and to represent a number of shares of Surviving Corporation Common Stock, Surviving Corporation Series B Preferred Stock, Surviving Corporation Series C Preferred Stock, as the case be, equal to the number of shares of Company Common Stock represented thereby or that were acquirable pursuant to such Company Series B Preferred Stock, Company Series C Preferred Stock, options, warrants or other securities of the Surviving Corporation, as the case may be, into which the shares of Company Common Stock, or options, warrants or other securities of the Company represented by such certificates shall have been converted as herein provided and shall be so registered on the books and records of the Surviving Corporation or its transfer agent. The registered owner of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to, and to receive any dividends and other distributions upon, the shares of Surviving Corporation Common Stock or options, warrants or other securities of the Surviving Corporation, as the case may be, evidenced by such outstanding certificate, as above provided.

ARTICLE V

Conditions

SECTION 5.1. Conditions to the Obligations of Each Party. The respective obligation of each party hereto to effectuate the Reincorporation Merger is subject to satisfaction of the following conditions:

(a) the holders of a majority of the outstanding shares of Company Common Stock shall have adopted this Agreement in accordance with applicable law and the certificate of incorporation and bylaws of the Company prior to the Effective Time; and

(b) any and all consents, approvals, authorizations or permits, filings or notifications deemed in the sole discretion of the Company to be material to the consummation of the Reincorporation Merger (“Required Consents”) shall have been obtained and shall be in full force and effect, including, without limitation, (i) consents, registrations, approvals, findings of suitability, licenses, declarations, notifications or filings required to be made, given or obtained under applicable laws, rules and regulations in connection with this Agreement or the consummation of the Reincorporation Merger; provided, however, that either of the parties hereto may waive this condition (b), in its sole discretion to the extent permitted by law, with respect to any and all Required Consents.

ARTICLE VI

Termination

SECTION 6.1. Termination. This Agreement may be terminated and the Reincorporation Merger may be abandoned at any time prior to the Effective Time, whether before or after the adoption of this Agreement by the holders of Company Common Stock referred to in Section 5.1, if the board of directors of the Company determines for any reason that the consummation of the Reincorporation Merger would be inadvisable or not in the best interests of the Company and its stockholders. In the event of the termination and abandonment of this Agreement, this Agreement shall become null and void and have no effect, without any liability on the part of either the Company or NewCo, or any of their respective stockholders, directors or officers.

ARTICLE VII

Miscellaneous and General

SECTION 7.1. Modification or Amendment. Subject to the provisions of applicable laws, at any time prior to the Effective Time, the parties hereto may modify or amend this Agreement; provided, however, that an amendment made subsequent to the adoption of this Agreement by the holders of Company Common Stock shall not (a) alter or change the amount or kind of shares and/or rights to be received in exchange for or on conversion of all or any of the shares of the Company, (b) alter or change any provision of the Articles of Incorporation or the bylaws of the Surviving Corporation that will become effective immediately following the Reincorporation Merger other than as provided herein or (c) alter or change any of the terms or conditions of this Agreement if such alteration or change would adversely affect the holders of capital stock of either of the parties hereto.

4

SECTION 7.2. Counterparts. This Agreement may be executed in any number of counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

SECTION 7.3. Governing Law. This Agreement shall be deemed to be made in and in all respects shall be interpreted, construed and governed by and in accordance with the laws of the State of Nevada, without regard to the conflicts of law principles thereof to the extent that such principles would direct a matter to another jurisdiction.

SECTION 7.4. Entire Agreement. This Agreement constitutes the entire agreement and supersedes all other prior agreements, understandings, representations and warranties both written and oral, among the parties, with respect to the subject matter hereof.

SECTION 7.5. No Third-Party Beneficiaries. This Agreement is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

SECTION 7.6. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any person or any circumstance, is determined by any court or other authority of competent jurisdiction to be invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

SECTION 7.7. Headings. The headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof.

[Signature page follows]

5

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first written above.

SINTX Technologies, Inc.

B. Sonny Bal President and CEO

SINTX Nevada Merger Company

B. Sonny Bal President and CEO

[Signature Page to Agreement and Plan of Merger]

6

APPENDIX C

ARTICLES OF INCORPORATION

(FORM OF)

CERTIFCATE OF
AMENDED AND RESTATED

ARTICLES OF INCORPORATION OF

SINTX NEVADA MERGER COMPANY

Pursuant to the provisions of Nevada Revised Statutes 78.390 and 78.403, the undersigned officer of SINTX Nevada Merger Company, a Nevada corporation, does hereby certify as follows:

A. The Agreement and Plan of Merger, dated as of ____________ by and between SINTX Technologies, Inc., a Delaware corporation (the “Company”), and SINTX Nevada Merger Company, a Nevada corporation (the “Merger Agreement”) provides for the amendment and restatement of the corporation’s articles of incorporation as set forth below.

B. The Merger Agreement, and the amendment and restatement of the corporation’s articles of incorporation (including the change of the name of the corporation) contemplated thereby and as set forth below, have been duly approved by the board of directors and the sole stockholder of the corporation, which is sufficient for approval thereof. The board of directors and sole stockholder have determined and declared such amendment and restatement to be advisable, fair to and in the best interests of the corporation.

C. This certificate sets forth the text of the articles of incorporation of the corporation, as amended and restated in their entirety to this date as follows:

AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF

SINTX TECHNOLOGIES, INC.

FIRST: The name of the corporation is SINTX Technologies, Inc. (the “Corporation”).

SECOND: The Corporation may, from time to time, in the manner provided by law, change the registered agent and registered office within the State of Nevada. The Corporation may also maintain an office or offices for the conduct of its business, either within or without the State of Nevada.

THIRD: The Corporation is formed for the purpose of engaging in any lawful activity for which corporations may be organized under the laws of the State of Nevada.

FOURTH:

A. Designation and Number of Shares.

The total number of shares of all classes of stock which the Corporation shall have the authority to issue is Three Hundred Eighty Million (380,000,000) shares, consisting of Two Hundred Fifty Million (250,000,000) shares of common stock, par value $0.001 per share (the “Common Stock”), and One Hundred Thirty Million (130,000,000) shares of preferred stock, par value $0.001 per share (the “Preferred Stock”).

The number of authorized shares of Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the then-outstanding shares of capital stock of the Corporation entitled to vote thereon, without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holders is required pursuant to the terms of any Preferred Stock designation.

B. Preferred Stock.

1. The shares of Preferred Stock are hereby authorized to be issued from time to time in one or more series, the shares of each series to have such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions as are specified in the resolution or resolutions adopted by the board of directors of the Corporation (the “Board of Directors”) providing for the issue thereof. Such Preferred Stock may be convertible into, or exchangeable for, at the option of either the holder or the Corporation or upon the happening of a specified event, shares of any other class or classes or any other series of the same or any other class or classes of capital stock of the Corporation at such price or prices or at such rate or rates of exchange and with such adjustments as shall be stated and expressed in these Articles of Incorporation, as amended from time to time (these “Articles of Incorporation”) or in the resolution or resolutions adopted by the Board of Directors providing for the issue thereof..

2. Authority is hereby expressly granted to the Board of Directors to fix from time to time, by resolution or resolutions providing for the establishment and/or issuance of any series of Preferred Stock, the designation and number of the shares of such series and the powers, preferences and rights of such series, and the qualifications, limitations or restrictions thereof, to the fullest extent such authority may be conferred upon the Board of Directors under Nevada Revised Statutes. Without limiting the generality of the foregoing, the resolutions providing for issuance of any series of Preferred Stock may provide that such series shall be superior or rank equally or be junior to the Preferred Stock of any other series to the extent permitted by law.

2

C. Common Stock.

1. Dividends. Dividends may be declared and paid on the Common Stock from funds lawfully available therefor if, as and when determined by the Board of Directors in their sole discretion, subject to provisions of law, any provision of this Restated Certificate of Incorporation, as amended from time to time, and subject to the relative rights and preferences of any shares of Preferred Stock authorized, issued and outstanding hereunder. The term “Restated Articles of Incorporation” as used herein shall mean the Restated Articles of Incorporation of the Corporation as amended from time to time.

2. Voting. The holders of the Common Stock are entitled to one vote for each share held; provided, however, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Restated Articles of Incorporation (including any certificate of designation relating to Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon by law or pursuant to this Restated Articles of Incorporation (including any certificate of designation relating to Preferred Stock).

FIFTH: The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

A. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. In addition to the powers and authority expressly conferred upon them by statute or by this Restated Articles of Incorporation or the Bylaws of the Corporation as in effect from time to time, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.

B. The directors of the Corporation need not be elected by written ballot unless the Bylaws so provide.

C. Subject to the rights of the holders of any series of Preferred Stock then outstanding, any action required or permitted to be taken by the stockholders of the Corporation may be effected only at a duly called annual or special meeting of stockholders of the Corporation and not by written consent.

D. Special meetings of the stockholders may only be called by the Board of Directors acting pursuant to a resolution adopted by a majority of the Whole Board. For the purposes of this Restated Articles of Incorporation, the term “Whole Board” shall mean the total number of authorized directors whether or not there exist any vacancies in previously authorized directorships. Business transacted at any special meeting of stockholders shall be limited to matters relating to the purpose or purposes stated in the notice of meeting.

SIXTH:

A. Subject to the rights of the holders of shares of any series of Preferred Stock then outstanding to elect additional directors under specified circumstances, the number of directors shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the Whole Board.

3

B. The directors, other than those who may be elected by the holders of shares of any series of Preferred Stock under specified circumstances, shall be divided into three classes, with the term of office of the first class to expire at the first annual meeting of stockholders following the initial classification of directors, the term of office of the second class to expire at the second annual meeting of stockholders following the initial classification of directors, and the term of office of the third class to expire at the third annual meeting of stockholders following the initial classification of directors. At each annual meeting of stockholders, directors elected to succeed those directors whose terms expire, other than directors elected by the holders of any series of Preferred Stock under specified circumstances, shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election and until their successors are duly elected and qualified. The Board of Directors is authorized to assign members of the Board already in office to such classes as it may determine at the time the classification of the Board of Directors pursuant to this Restated Articles of Incorporation becomes effective.

C. Subject to the rights of the holders of any series of Preferred Stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall, unless otherwise required by law or by resolution of the Board of Directors, be filled only by a majority vote of the directors then in office even though less than a quorum, or by a sole remaining director, and not by stockholders, and directors so chosen shall serve for a term expiring at the annual meeting of stockholders at which the term of office of the class to which they have been chosen expires or until such director’s successor shall have been duly elected and qualified. No decrease in the authorized number of directors shall shorten the term of any incumbent director.

D. Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws of the Corporation.

E. Subject to the rights of the holders of any series of Preferred Stock then outstanding, any director, or the entire Board of Directors, may be removed from office at any time only for cause and only by the affirmative vote of the holders of at least eighty percent (80%) of the voting power of all of the then-outstanding shares of capital stock of the Corporation entitled to vote at an election of directors, voting together as a single class.

SEVENTH: The Board of Directors is expressly empowered to adopt, amend or repeal Bylaws of the Corporation. Any adoption, amendment or repeal of the Bylaws of the Corporation by the Board of Directors shall require the approval of a majority of the Whole Board. The stockholders shall also have power to adopt, amend or repeal the Bylaws of the Corporation; provided, that in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by this Restated Articles of Incorporation, the affirmative vote of the holders of at least eighty percent (80%) of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for the stockholders to adopt, amend or repeal any provision of the Bylaws of the Corporation.

4

EIGHTH:

A. Each person who was or is made a party or is threatened to be made a party to or is otherwise involved (including, without limitation, as a witness) in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director or an officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, or trustee of another corporation, or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an “lndemnitee’’), whether the basis of such proceeding is alleged action in an official capacity as a director, officer or trustee or in any other capacity while serving as a director, officer or trustee, shall be indemnified and held harmless by the Corporation to the fullest extent permitted by the Nevada Revised Statutes , as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such Indemnitee in connection therewith; provided, however, that, except as provided in Paragraph C of this Article EIGHTH with respect to proceedings to enforce rights to indemnification or an advancement of expenses or as otherwise required by law, the Corporation shall not be required to indemnify or advance expenses to any such Indemnitee in connection with a proceeding (or part thereof) initiated by such Indemnitee unless such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.

B. In addition to the right to indemnification conferred in Paragraph A of this Article EIGHTH, an lndemnitee shall also have the right to be paid by the Corporation the expenses (including attorney’s fees) incurred in defending any such proceeding in advance of its final disposition; provided, however, that, if Nevada Revised Statutes requires, an advancement of expenses incurred by an Indemnitee in his capacity as a director or officer (and not in any other capacity in which service was or is rendered by such Indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such Indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such lndemnitee is not entitled to be indemnified for such expenses under this Paragraph B or otherwise.

5

C. If a claim under Paragraph A or B of this Article EIGHTH is not paid in full by the Corporation within sixty (60) days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty (20) days, the Indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Indemnitee shall also be entitled to be paid the expenses of prosecuting or defending such suit. In (i) any suit brought by the Indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the Indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) in any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that, the Indemnitee has not met any applicable standard for indemnification set forth in the Nevada Revised Statutes . Neither the failure of the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the Indernnitee is proper in the circumstances because the Indemnitee has met the applicable standard of conduct set forth in the Nevada Revised Statutes , nor an actual determination by the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) that the Indemnitee has not met such applicable standard of conduct, shall create a presumption that the Indernnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the Indemnitee, be a defense to such suit. In any suit brought by the Indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the Indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article EIGHTH or otherwise shall be on the Corporation.

D. The rights to indemnification and to the advancement of expenses conferred in this Article EIGHTH shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, the Corporation’s Articles of Incorporation as amended from time to time, the Corporation’s Bylaws, any agreement, any vote of stockholders or disinterested directors or otherwise.

E. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Nevada Revised Statutes .

F. The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this Article EIGHTH with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.

G. The rights conferred upon Indemnitees in this Article EIGHTH shall be contract rights and such rights shall continue as to an Indernnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the Indemnitee’s heirs, executors and administrators. Any amendment, alteration or repeal of this Article EIGHTH that adversely affects any right of an Indemnitee or its successors shall be prospective only and shall not limit or eliminate any such right with respect to any proceeding involving any occurrence or alleged occurrence of any action or omission to act that took place prior to any such amendment, alteration or repeal.

6

H. If any word, clause, provision or provisions of this Article EIGHIB shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (i) the validity, legality and enforceability of the remaining provisions of this Article EIGHTH (including, without limitation, each portion of any section of this Article EIGHTH containing any such provision held to be invalid, illegal or unenforceable, that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (ii) to the fullest extent possible, the provisions of this Article EIGHTH (including, without limitation, each such portion of any section of this Article EIGHTH containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

NINTH: No director shall be personally liable to the Corporation or its stockholders for any monetary damages for breaches of fiduciary duty as a director; provided that this provision shall not eliminate or limit the liability of a director, to the extent that such liability is imposed by applicable law, (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) under Section 174 or successor provisions of the Nevada Revised Statutes ; or (iv) for any transaction from which the director derived an improper personal benefit. No amendment to or repeal of this provision shall apply to or have any effect on the liability or alleged liability of any director for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal. If the Nevada Revised Statutes is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by Nevada Revised Statues, as so amended. All references in this Article NINTH to a director shall also be deemed to refer to any such director acting in his or her capacity as a Continuing Director (as defined in Article ELEVENTH).

TENTH: The Corporation reserves the right to amend or repeal any provision contained in this Restated Articles of Incorporation in the manner prescribed by the Nevada Revised Statutes and all rights conferred upon stockholders are granted subject to this reservation, provided that in addition to the vote of the holders of any class or series of stock of the Corporation required by law or by this Restated Articles of Incorporation, the affirmative vote of the holders of shares of voting stock of the Corporation representing at least eighty percent (80%) of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend, alter or repeal, or adopt any provision inconsistent with, Articles FIFITH, SIXTH, SEVENTH, EIGHTH, NINTH, this Article TENTH and Article ELEVENTH of this Restated Articles of Incorporation.

ELEVENTH: The Board of Directors is expressly authorized to cause the Corporation to issue rights pursuant to Nevada Revised Statutes and, in that connection, to enter into any agreements necessary or convenient for such issuance, and to enter into other agreements necessary and convenient to the conduct of the business of the Corporation. Any such agreement may include provisions limiting, in certain circumstances, the ability of the Board of Directors of the Corporation to redeem the securities issued pursuant thereto or to take other action thereunder or in connection therewith unless there is a specified number or percentage of Continuing Directors then in office. Pursuant to Nevada Revised Statutes, the Continuing Directors shall have the power and authority to make all decisions and determinations, and exercise or perform such other acts that any such agreement provides that such Continuing Directors shall make, exercise or perform. For purposes of this Article ELEVENTH and any such agreement, the term, “Continuing Directors,” shall mean (I) those directors who were members of the Board of Directors of the Corporation at the time the Corporation entered into such agreement and any director who subsequently becomes a member of the Board of Directors, if such director’s nomination for election to the Board of Directors is recommended or approved by the majority vote of the Continuing Directors then in office or (2) such members of the Board of Directors designated in, or in the manner provided in, such agreement as Continuing Directors.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

7

IN WITNESS WHEREOF, the undersigned officer has executed this Certificate of Amended and Restated Articles of Incorporation of SINTX Technologies, Inc. as of ___________, 20__.

SINTX TECHNOLOGIES, INC

By:
Its:

8

APPENDIX D

SINTX TECHNOLOGIES, INC.

BYLAWS

(effective ________, 2020)

ARTICLE I - STOCKHOLDERS

Section 1. Annual Meeting.

An annual meeting of the stockholders, for the election of directors to succeed those whose terms expire and for the transaction of such other business as may properly come before the meeting, shall be held at such place, on such date, and at such time as the Board of Directors shall fix. The Board of Directors may, in its sole discretion, determine that the meeting shall not be held at any place, but instead shall be held solely by means of remote communication as provided under Chapter 78 of Nevada Revised Statutes (as hereafter amended from time to time, the “Nevada Corporation Law”).

Section 2. Special Meetings.

Special meetings of the stockholders of the Corporation may be called only by the Board of Directors pursuant to a resolution adopted by a majority of the Authorized Board. For the purposes of these Restated Bylaws (hereinafter referred to herein as these “Bylaws”), the term “Authorized Board” shall mean the total number of authorized directors whether or not there exist any vacancies on the Board of Directors. Special meetings of the stockholders may be held at such place within or without the State of Nevada as may be stated in such resolution. The Board of Directors or the officer of the Corporation calling the meeting may, in its, his or her sole discretion, determine that the meeting shall not be held at any place, but instead shall be held solely by means of remote communication as provided under the Nevada Corporation Law.

Section 3. Notice of Meetings.

Notice of the place, if any, date, and time of all meetings of the stockholders, and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting, shall be given, not less than ten (10) nor more than sixty (60) days before the date on which the meeting is to be held, to each stockholder entitled to vote at such meeting, except as otherwise provided herein or required by law (meaning hereinafter as required from time to time by the Nevada Corporation Law or the Articles of Incorporation of the Corporation, as amended and restated from time to time).

When a meeting is adjourned to another place, if any, date or time, notice need not be given of the adjourned meeting if the place, if any, date and time thereof, and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting, are announced at the meeting at which the adjournment is taken; provided, however, that if the date of any adjourned meeting is more than thirty (30) days after the date originally designated for the meeting in the notice, or if a new record date is fixed for the adjourned meeting, notice of the place, if any, date, and time of the adjourned meeting, and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting, shall be given in conformity herewith. At any adjourned meeting, any business may be transacted which might have been transacted at the original meeting.

Section 4. Quorum.

At any meeting of the stockholders, the holders of a majority of the voting power of all of the shares of the stock entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum for all purposes, unless or except to the extent that the presence of a larger number may be required by law or by rules of any stock exchange upon which the Corporation’s securities are listed. Where a separate vote by a class or classes is required, a majority of the voting power of the shares of such class or classes, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter.

If a quorum shall fail to attend any meeting, the chairman of the meeting may adjourn the meeting to another place, if any, date, or time.

Section 5. Organization and Conduct of Business.

The Chairman of the Board of Directors or, in his or her absence, the Chief Executive Officer of the Corporation or, in his or her absence, the President of the Corporation or, in his or her absence, such person as the Board of Directors may have designated, shall call to order any meeting of the stockholders and shall preside at and act as chairman of the meeting. In the absence of the Secretary of the Corporation, the secretary of the meeting shall be such person as the chairman of the meeting appoints. The chairman of any meeting of the stockholders shall determine the order of business and the procedures at the meeting, including such regulation of the manner of voting and the conduct of discussion as he or she deems to be appropriate. The chairman of any meeting of the stockholders shall have the power to adjourn the meeting to another place, if any, date and time. The date and time of the opening and closing of the polls for each matter upon which the stockholders will vote at the meeting shall be announced at the meeting.

Section 6. Notice of Stockholder Business and Nominations.

A. Annual Meetings of Stockholders.

Nominations of persons for election to the Board of Directors and the proposal of business to be considered by the stockholders may be made at an annual meeting of the stockholders (a) pursuant to the Corporation’s notice of meeting or proxy materials with respect to such meeting, (b) by or at the direction of the Board of Directors or (c) by any stockholder of the Corporation who was a stockholder of record at the time of giving of notice provided for in this Section, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this Section.

B. Special Meetings of Stockholders.

Only such business shall be conducted at a special meeting of the stockholders as shall have been included in the notice of meeting given pursuant to Section 2 above. The notice of such special meeting shall include the purpose for which the meeting is called. Nominations of persons for election to the Board of Directors may be made at a special meeting of the stockholders at which directors are to be elected (a) by or at the direction of the Board of Directors or (b) provided that the Board of Directors has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who is a stockholder of record at the time of giving of notice provided for in this Section, who shall be entitled to vote at the meeting and who complies with the notice procedures set forth in this Section.

C. Certain Matters Pertaining to Stockholder Business and Nominations.

(1) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (c) of paragraph A of this Section or a special meeting pursuant to paragraph B of this Section, (1) the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation, (2) such other business must otherwise be a proper matter for stockholder action under the Nevada Corporation Law, (3) if the stockholder, or the beneficial owner on whose behalf any such proposal or nomination is made, has provided the Corporation with a Solicitation Notice, as that term is defined in this paragraph, such stockholder or beneficial owner must, in the case of a proposal, have delivered a proxy statement and form of proxy to holders of at least the percentage of the Corporation’s voting shares required under applicable law to carry any such proposal, or, in the case of a nomination or nominations, have delivered a proxy statement and form of proxy to holders of a percentage of the Corporation’s voting shares reasonably believed by such stockholder or beneficial owner to be sufficient to elect the nominee or nominees proposed to be nominated by such stockholder or beneficial owner, and must, in either case, have included in such materials the Solicitation Notice and (4) if no Solicitation Notice relating thereto has been timely provided pursuant to this Section, the stockholder or beneficial owner proposing such business or nomination must not have solicited a number of proxies sufficient to have required the delivery of such a Solicitation Notice under this Section.

To be timely, a stockholder’s notice pertaining to an annual meeting shall be delivered to the Secretary at the principal executive offices of the Corporation not less than ninety (90) or more than one-hundred and twenty (120) days prior to the first anniversary of the date of the preceding year’s annual meeting (the “Anniversary”); provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than thirty (30) days after the Anniversary, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the one-hundred and twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the close of business on the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Corporation. Such stockholder’s notice for an annual meeting or a special meeting shall set forth and include:

(a) as to each person whom the stockholder proposes to nominate for election or reelection as a director:

(i) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case, pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected);

(ii) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three (3) years, and any other material relationships, between or among such stockholder and beneficial owner, if any, and their respective affiliates and associates, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, on the other hand, including, without limitation, all information that would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated under the Securities Act of 1933, as amended, if the stockholder making the nomination and any beneficial owner on whose behalf the nomination is made, if any, or any affiliate or associate thereof, were the “registrant” for purposes of such rule and the nominee were a director or executive officer of such registrant;

(iii) to the extent known by the stockholder or the beneficial owner, the name and address of any other securityholder of the Corporation who owns, beneficially or of record, any securities of the Corporation and who supports any nominee proposed by such stockholder or beneficial owner; and

(iv) with respect to each nominee for election or reelection to the Board of Directors, a completed and signed questionnaire, representation and agreement required by paragraph D of this Article.

(b) as to any other business that the stockholder or beneficial owner proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, including the text of any resolutions proposed for consideration, the reasons for conducting such business at the meeting, any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made, and to the extent known by the stockholder or beneficial owner, the name and address of any other securityholder of the Corporation who owns, beneficially or of record, any securities of the Corporation and who supports any matter such stockholder or beneficial owner intends to propose; and

(c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made:

(i) the name and address of such stockholder, as they appear on the Corporation’s books, and of such beneficial owner;

(ii) (A) the class or series and number of shares of the Corporation which are, directly or indirectly, owned beneficially and of record by such stockholder and such beneficial owner, (B) any option, warrant, convertible security, restricted stock unit, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares of the Corporation or with a value derived in whole or in part from the value of any class or series of shares of the Corporation, whether or not such instrument or right shall be subject to settlement in the underlying class or series of capital stock of the Corporation or otherwise (a “Derivative Instrument”) directly or indirectly owned beneficially by such stockholder and such beneficial owner, if any, and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Corporation, (C) any proxy, contract, arrangement, understanding, or relationship pursuant to which such stockholder and beneficial owner, if any, has a right to vote any shares of any security of the Corporation, (D) any short interest in any security of the Corporation (for purposes of these Bylaws, a person shall be deemed to have a short interest in a security if such person directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has the opportunity to profit or share in any profit derived from any decrease in the value of the subject security), (E) any rights to dividends on the shares of the Corporation owned beneficially and of record by such stockholder that are separated or separable from the underlying shares of the Corporation, (F) any proportionate interest in shares of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which such stockholder is a general partner or, directly or indirectly, beneficially owns an interest in a general partner, or held, directly or indirectly, by a limited liability company in which such stockholder is a member or manager or directly or indirectly owns in interest in such member or manager, and (G) any performance- related fees (other than an asset-based fee) that such stockholder is entitled to based on any increase or decrease in the value of shares of the Corporation or Derivative Instruments, if any, as of the date of such notice, including without limitation any such interests held by members of such stockholder’s immediate family sharing the same household (which information shall be supplemented by such stockholder and beneficial owner, if any, not later than ten (10) days after the record date for the meeting to disclose such ownership as of the record date; provided that if such date is after the date of the meeting, not later than the day prior to the meeting);

(iii) any other information relating to such stockholder and beneficial owner, if any, that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in a contested election pursuant to Regulation 14A under the Exchange Act and the rules and regulations promulgated thereunder;

(iv) a description of all agreements, arrangements and understandings between such stockholder and beneficial owner, if any, and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and beneficial owner, if any; and

(v) a statement whether or not either such stockholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of, in the case of a proposal, at least the percentage of the Corporation’s voting shares required under applicable law to carry the proposal or, in the case of a nomination or nominations, a percentage of the Corporation’s voting shares that such stockholder or beneficial owner reasonably believes to be sufficient to elect such nominee or nominees (an affirmative statement of such intent being referred to herein as a “Solicitation Notice”).

(2) Notwithstanding anything in the second sentence of paragraph C(1) of this Section to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation is increased and there is no public announcement by the Corporation naming all of the nominees for director or specifying the size of the increased Board of Directors at least fifty-five (55) days prior to the Anniversary (or, if the annual meeting is held more than thirty (30) days before or thirty (30) days after the Anniversary, at least fifty-five (55) days prior to such annual meeting), a stockholder’s notice required by this Section shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive office of the Corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Corporation.

(3) In the event the Corporation calls a special meeting of the stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder may nominate a person or persons (as the case may be), for election to such position(s) as specified in the Corporation’s notice of meeting, if the stockholder’s notice required by paragraph C(1) of this Section shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the ninetieth (90th) day prior to such special meeting nor later than the close of business on the later of the sixtieth (60th) day prior to such special meeting, or the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting.

D. General.

(1) Only such persons who are nominated in accordance with the procedures set forth in this Section shall be eligible to serve as directors and only such business shall be conducted at a meeting of the stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section. Except as otherwise provided by law or these Bylaws, the chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in these Bylaws and, if any proposed nomination or business is not in compliance herewith, to declare that such defective proposal or nomination shall be disregarded.

(2) For purposes of this Section, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or successor entity or comparable national news service or in a document publicly filed by the Corporation with the U.S. Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

(3) Notwithstanding the foregoing provisions of this Section, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth herein. Nothing in this Section shall be deemed to affect any rights (i) of the stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act or (ii) of the holders of any series of Preferred Stock of the Corporation to elect directors under specified circumstances.

(4) In addition to the requirements set forth elsewhere in these Bylaws, to be eligible to be a nominee for election or reelection as a director of the Corporation, a person must deliver, in accordance with the time periods prescribed for delivery of notice under Section 6(C)(1) of this Article, to the Secretary of the Corporation at the principal executive offices of the Corporation a completed and signed questionnaire with respect to the background and qualification of such person and the background of any other person or entity on whose behalf the nomination is being made (which questionnaire shall be provided by the Secretary upon written request) and a written representation and agreement (in the form provided by the Secretary upon written request) that such person (i) is not and will not become a party to (A) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Corporation or (B) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the Corporation, with such person’s fiduciary duties under applicable law, (ii) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed therein, and (iii) in such person’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of the Corporation, and will comply with, applicable law and all applicable publicly disclosed corporate governance, code of conduct and ethics, conflict of interest, corporate opportunities, trading and any other policies and guidelines of the Corporation applicable to its directors.

(5) Notwithstanding the foregoing provisions of this Section, unless otherwise required by law, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of the stockholders of the Corporation to make his, her or its nomination or propose any other matter, such nomination shall be disregarded and such other proposed matter shall not be transacted, even if proxies in respect of such vote have been received by the Corporation. For purposes of this Section, to be considered a “qualified representative” of the stockholder, a person must be a duly authorized officer, manager or partner of such stockholder or must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of the stockholders, and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the commencement of the meeting of the stockholders.

Section 7. Proxies and Voting.

At any meeting of the stockholders, every stockholder entitled to vote may vote in person or by proxy authorized by an instrument in writing or by a transmission permitted by law filed in accordance with the procedure established for the meeting. Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission created pursuant to this Section may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

All voting, including on the election of directors but excepting where otherwise required by law, may be by voice vote. Any vote not taken by voice shall be taken by ballots, each of which shall state the name of the stockholder or proxy voting and such other information as may be required under the procedure established for the meeting. The Corporation may, and to the extent required by law, shall, in advance of any meeting of the stockholders, appoint one or more inspectors to act at the meeting and make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of the stockholders, the person presiding at the meeting may, and to the extent required by law, shall, appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his ability. Every vote taken by ballots shall be counted by a duly appointed inspector or inspectors.

Except as otherwise provided in the terms of any class or series of Preferred Stock of the Corporation, all elections at any meeting of the stockholders shall be determined by a plurality of the votes cast, and except as otherwise required by law, these Bylaws or the rules of any stock exchange upon which the Corporation’s securities are listed, all other matters determined by stockholders at a meeting shall be determined by a majority of the votes cast affirmatively or negatively.

Section 8. Action Without Meeting.

Any action required or permitted to be taken by the stockholders of the Corporation may be effected only at a duly called annual or special meeting of the stockholders of the Corporation and may not be effected by written consent.

Section 9. Stock List.

A complete list of the stockholders entitled to vote at any meeting of the stockholders, arranged in alphabetical order for each class of stock and showing the address of each such stockholder and the number of shares registered in his or her name, shall be open to the examination of any such stockholder for a period of at least ten (10) days prior to the meeting in the manner provided by law.

The stock list shall also be open to the examination of any stockholder during the whole time of the meeting as provided by law. Such list shall presumptively determine the identity of the stockholders entitled to examine such stock list and to vote at the meeting and the number of shares held by each of them.

ARTICLE II - BOARD OF DIRECTORS

Section 1. General Powers, Number, Election, Tenure, Qualification and Chairman.

A. The business and affairs of the Corporation shall be managed by or under the direction of its Board of Directors.

B. Subject to the rights of the holders of any series of Preferred Stock of the Corporation then outstanding to elect additional directors under specified circumstances, the number of directors shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the Authorized Board.

C. Subject to the rights of the holders of shares of any series of Preferred Stock of the Corporation then outstanding to elect additional directors under specified circumstances, the Board of Directors of the Corporation shall be divided into three classes, with the term of office of the first class to expire at the first annual meeting of the stockholders following the initial classification of directors, the term of office of the second class to expire at the second annual meeting of the stockholders, following the initial classification of directors, and the term of office of the third class to expire at the third annual meeting of the stockholders following the initial classification of directors. At each annual meeting of the stockholders, directors elected to succeed those directors whose terms expire, other than directors elected by the holders of any series of Preferred Stock of the Corporation, shall be elected for a term of office to expire at the third succeeding annual meeting of the stockholders after their election and until their successors are duly elected and qualified. The Board of Directors is authorized to assign members of the Board already in office to such classes as it may determine at the time the classification of the Board of Directors becomes effective.

D. The Chairman of the Board and any Vice Chairman appointed to act in the absence of the Chairman, if any, shall be elected by and from the Board of Directors. The Chairman of the Board shall preside at all meetings of the Board of Directors and stockholders at which he or she is present and shall have such authority and perform such duties as may be prescribed by these Bylaws or from time to time be determined by the Board of Directors.

Section 2. Vacancies and Newly Created Directorships.

Subject to the rights of the holders of any series of Preferred Stock of the Corporation then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall, unless otherwise required by law or by resolution of the Board of Directors, be filled only by a resolution of a majority of the directors then in office even though less than a quorum, or by a sole remaining director and not by the stockholders, and directors so chosen shall serve for a term expiring at the annual meeting of the stockholders at which the term of office of the class to which they have been chosen expires or until such director’s successor shall have been duly elected and qualified. No decrease in the authorized number of directors shall shorten the term of any incumbent director. In the event of a vacancy in the Board of Directors, the remaining directors, except as otherwise provided by law, may exercise the powers of the full Board of Directors until the vacancy is filled.

Section 3. Resignation and Removal.

Any director may resign at any time upon notice given in writing or by electronic transmission to the Corporation at its principal place of business or to the Chairman of the Board, Chief Executive Officer, President or Secretary of the Corporation. Such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other event. Subject to the rights of the holders of any series of Preferred Stock of the Corporation then outstanding, any director, or the entire Board of Directors, may be removed from office at any time only for cause and only by the affirmative vote of the holders of at least eighty percent (80%) of the voting power of all of the then outstanding shares of the Corporation then entitled to vote at an election of directors, voting together as a single class.

Section 4. Regular Meetings.

Regular meetings of the Board of Directors shall be held at such place or places, on such date or dates, and at such time or times as shall have been established by the Board of Directors and publicized among all directors. A notice of each regular meeting shall not be required.

Section 5. Special Meetings.

Special meetings of the Board of Directors may be called by the Chairman of the Board of Directors or the Chief Executive Officer, and shall be called by the Secretary if requested by a majority of the Authorized Board, and shall be held at such place, on such date, and at such time as he or she or they shall fix. Notice of the place, date, and time of each such special meeting shall be given to each director by whom it is not waived by mailing written notice not less than five (5) days before the meeting or orally, by telegraph, telex, cable, telecopy or electronic transmission given not less than twenty-four (24) hours before the meeting. Unless otherwise indicated in the notice thereof, any and all business may be transacted at a special meeting.

Section 6. Quorum.

At any meeting of the Board of Directors, a majority of the total number of the Authorized Board shall constitute a quorum for all purposes. If a quorum shall fail to attend any meeting, a majority of those present may adjourn the meeting to another place, date, or time, without further notice or waiver thereof.

Section 7. Action by Consent.

Unless otherwise restricted by the Articles of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors may be taken without notice and without a meeting, if all members of the Board consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

Section 8. Participation in Meetings By Conference Telephone.

Members of the Board of Directors, or of any committee thereof, may participate in a meeting of such Board or committee by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other and such participation shall constitute presence in person at such meeting.

Section 9. Conduct of Business.

At any meeting of the Board of Directors, business shall be transacted in such order and manner as the Board may from time to time determine, and all matters shall be determined by a resolution of a majority of the directors present, except as otherwise provided herein or required by law.

Section 10. Powers.

The Board of Directors may, except as otherwise required by law, exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, including, without limiting the generality of the foregoing, the unqualified power:

(1)	to declare dividends from time to time in accordance with law;

(2)	to purchase or otherwise acquire any property, rights or privileges on such terms as it shall determine;

(3)	to authorize the creation, making and issuance, in such form as it may determine, of written obligations of every kind, negotiable or non-negotiable, secured or unsecured, to borrow funds and guarantee obligations, and to do all things necessary in connection therewith;

(4)	to remove any officer of the Corporation with or without cause, and from time to time to devolve the powers and duties of any officer upon any other person for the time being;

(5)	to confer upon any officer of the Corporation the power to appoint, remove and suspend subordinate officers, employees and agents;

(6)	to adopt from time to time such stock, option, stock purchase, bonus or other compensation plans for directors, officers, employees, consultants and agents of the Corporation and its direct or indirect subsidiaries as it may determine;

(7)	to adopt from time to time such insurance, retirement, and other benefit plans for directors, officers, employees and agents of the Corporation and its direct or indirect subsidiaries as it may determine; and,

(8)	to adopt from time to time regulations, not inconsistent with these Bylaws, for the management of the Corporation’s business and affairs.

Section 11. Compensation of Directors.

Unless otherwise restricted by the Articles of Incorporation, the Board of Directors shall have the authority to fix the compensation of the directors. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or paid a stated salary or paid other compensation as director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed compensation for attending committee meetings.

ARTICLE III - COMMITTEES

Section 1. Committees of the Board of Directors.

The Board of Directors, by a resolution of a majority of the Board of Directors, may from time to time designate committees of the Board, with such lawfully delegable powers and duties as it thereby confers, to serve at the pleasure of the Board and shall, for those committees and any others provided for herein, elect a director or directors to serve as the member or members, designating, if it desires, other directors as alternate members who may replace any absent or disqualified member at any meeting of the committee. Any such committee, to the extent provided in a resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation to the fullest extent authorized by law. In the absence or disqualification of any member of any committee and any alternate member in his or her place, the member or members of the committee present at the meeting and not disqualified from voting, whether or not he or she or they constitute a quorum, may by resolution unanimously appoint another member of the Board of Directors to act at the meeting in the place of the absent or disqualified member.

Section 2. Conduct of Business.

Each committee may determine the procedural rules for meeting and conducting its business and shall act in accordance therewith, except as otherwise provided herein or required by law. Adequate provision shall be made for notice to members of all meetings; one-third (1/3) of the members of any committee shall constitute a quorum unless the committee shall consist of one (1) or two (2) members, in which event one (1) member shall constitute a quorum; and all matters shall be determined by a resolution of a majority of the members present. Action may be taken by any committee without notice and without a meeting if all members thereof consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of the proceedings of such committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

ARTICLE IV - OFFICERS

Section 1. Enumeration.

The officers of the Corporation shall consist of a Chief Executive Officer, President, Chief Financial Officer, Treasurer, Secretary and such other officers as the Board of Directors or the Chief Executive Officer may determine, including, but not limited to, one or more Vice Presidents, Assistant Treasurers and Assistant Secretaries. The salaries of officers elected by the Board of Directors shall be fixed from time to time by the Board of Directors or by such officers as may be designated by resolution of the Board of Directors.

Section 2. Election.

The Chief Executive Officer, President, Chief Financial Officer, Treasurer and the Secretary shall be elected annually by the Board of Directors at their first meeting following the annual meeting of the stockholders. The Board of Directors or the Chief Executive Officer, may, from time to time, elect or appoint such other officers as it or he or she may determine, including, but not limited to, one or more Vice Presidents, Assistant Treasurers and Assistant Secretaries.

Section 3. Qualification.

No officer need be a director. Two or more offices may be held by any one person. If required by a resolution of the Board of Directors, an officer shall give bond to the Corporation for the faithful performance of his or her duties, in such form and amount and with such sureties as the Board of Directors may determine. The premiums for such bonds shall be paid by the Corporation.

Section 4. Tenure and Removal.

Each officer elected or appointed by the Board of Directors shall hold office until the first meeting of the Board of Directors following the next annual meeting of the stockholders and until his or her successor is elected or appointed and qualified, or until he or she dies, resigns, is removed or becomes disqualified, unless a shorter term is specified in the resolution electing or appointing said officer. Each officer appointed by the Chief Executive Officer shall hold office until his or her successor is elected or appointed and qualified, or until he or she dies, resigns, is removed or becomes disqualified, unless a shorter term is specified by any agreement or other instrument appointing such officer. Any officer may resign by notice given in writing or by electronic transmission of his or her resignation to the Chief Executive Officer, the President, or the Secretary, of the Corporation or to the Board of Directors at a meeting of the Board. Such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other event. Any officer elected or appointed by the Board of Directors may be removed from office with or without cause only by a resolution of a majority of the directors. Any officer appointed by the Chief Executive Officer may be removed with or without cause by the Chief Executive Officer or by a resolution of a majority of the directors then in office.

Section 5. Chief Executive Officer.

The Chief Executive Officer shall be the chief executive officer of the Corporation and shall, subject to the direction of the Board of Directors, have the responsibility for the general management and control of the day-to-day business and affairs of the Corporation. Unless otherwise provided by resolution of the Board of Directors, in the absence of the Chairman of the Board, the Chief Executive Officer shall preside at all meetings of the stockholders and, if a director, meetings of the Board of Directors. The Chief Executive Officer shall have general supervision and direction of all of the other officers (other than the Chairman of the Board or any Vice Chairman of the Corporation), employees and agents of the Corporation. The Chief Executive Officer shall also have the power and authority to determine the duties of all officers, employees and agents of the Corporation, shall determine the compensation of any officers whose compensation is not established by the Board of Directors and shall have the power and authority to sign all contracts and other instruments of the Corporation which are authorized.

Section 6. President.

Except for meetings at which the Chief Executive Officer or the Chairman of the Board, if any, presides, the President shall, if present, preside at all meetings of the stockholders, and if a director, at all meetings of the Board of Directors. The President shall, subject to the control and direction of the Chief Executive Officer and the Board of Directors, have and perform such powers and duties as may be prescribed by these Bylaws or from time to time be determined by the Chief Executive Officer or the Board of Directors. The President shall have power to sign all stock certificates, contracts and other instruments of the Corporation which are authorized. In the absence of a Chief Executive Officer, the President shall be the chief executive officer of the Corporation and shall, subject to the direction of the Board of Directors, have responsibility for the general management and control of the day-to-day business and affairs of the Corporation and shall have general supervision and direction of all of the officers (other than the Chairman of the Board or any Vice Chairman or the Chief Executive Officer of the Corporation), employees and agents of the Corporation.

Section 7. Vice Presidents.

The Vice Presidents, if any, in the order of their election, or in such other order as the Board of Directors or the Chief Executive Officer may determine, shall have and perform the powers and duties of the President (or such of the powers and duties as the Board of Directors or the Chief Executive Officer may determine) whenever the President is absent or unable to act, including the power to sign contracts and other instruments of the Corporation. The Vice Presidents, if any, shall also have such other powers and duties as may from time to time be determined by the Board of Directors or the Chief Executive Officer and shall have the power to sign all stock certificates, contracts and other instruments of the Corporation which are authorized.

Section 8. Chief Financial Officer, Treasurer and Assistant Treasurers.

The Chief Financial Officer shall, subject to the control and direction of the Board of Directors and the Chief Executive Officer, be the chief financial officer of the Corporation and shall have and perform such powers and duties as may be prescribed in these Bylaws or be determined from time to time by the Board of Directors and the Chief Executive Officer, including the power to sign all contracts and other instruments of the Corporation which are authorized. All property of the Corporation in the custody of the Chief Financial Officer shall be subject at all times to the inspection and control of the Board of Directors and the Chief Executive Officer. The Chief Financial Officer shall have the responsibility for maintaining the financial records of the Corporation. The Chief Financial Officer shall make such disbursements of the funds of the Corporation as are authorized and shall render from time to time an account of all such transactions and of the financial condition of the Corporation. Unless the Board of Directors has designated another person as the Corporation’s Treasurer, the Chief Financial Officer shall also be the Treasurer. Unless otherwise determined by the Board of Directors, the Treasurer (if different than the Chief Financial Officer) and each Assistant Treasurer, if any, shall have and perform the powers and duties of the Chief Financial Officer whenever the Chief Financial Officer is absent or unable to act, and may at any time exercise such of the powers of the Chief Financial Officer, and such other powers and duties, as may from time to time be determined by the Board of Directors, the Chief Executive Officer or the Chief Financial Officer and shall have the power to sign all stock certificates, contracts and instruments of the Corporation which are authorized.

Section 9. Secretary and Assistant Secretaries.

The Board of Directors or the Chief Executive Officer shall appoint a Secretary and, in his or her absence, one or more Assistant Secretaries. Unless otherwise directed by the Board of Directors, the Secretary or, in his or her absence, any Assistant Secretary shall attend all meetings of the directors and the stockholders and shall record all resolutions of the Board of Directors and votes of the stockholders and minutes of the proceedings at such meetings. The Secretary or, in his or her absence, any Assistant Secretary, shall notify the directors of their meetings, and shall have and perform such other powers and duties as may be prescribed in these Bylaws or as may from time to time be determined by the Board of Directors, including the power to sign contracts and other instruments of the Corporation. If the Secretary or an Assistant Secretary is elected but is not present at any meeting of the Board of Directors or the stockholders, a temporary Secretary may be appointed by the directors or the Chief Executive Officer at the meeting. The Secretary and each Assistant Secretary shall have the power to sign all stock certificates, contracts and instruments of the Corporation which are authorized.

Section 10. Bond.

If required by the Board of Directors, any officer shall give the Corporation a bond in such sum and with such surety or sureties and upon such terms and conditions as shall be satisfactory to the Board of Directors, including without limitation a bond for the faithful performance of the duties of his office and for the restoration to the Corporation of all books, papers, vouchers, money and other property of whatever kind in his or her possession or under his or her control and belonging to the Corporation.

Section 11. Action with Respect to Securities of Other Corporations.

Unless otherwise directed by the Board of Directors or the Chief Executive Officer, the Chief Executive Officer, the President, the Chief Financial Officer or the Treasurer shall have power to vote and otherwise act on behalf of the Corporation, in person or by proxy, at any meeting of the stockholders of or with respect to any action of the stockholders of any other corporation in which the Corporation may hold securities and otherwise to exercise any and all rights and powers which the Corporation may possess by reason of its ownership of securities in such other corporation.

ARTICLE V - STOCK

Section 1. Certificated and Uncertificated Stock.

Shares of the Corporation’s stock may be certificated or uncertificated, as provided under the Nevada Corporation Law, and shall be entered in the books of the Corporation and registered as they are issued. Any certificates representing shares of stock shall be in such form as the Board of Directors shall prescribe, certifying the number and class of shares of stock owned by the stockholder. Any certificates issued to a stockholder of the Corporation shall bear the name of the Corporation and shall be signed by the Chairman of the Board of Directors, or the President or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary. Any or all of the signatures on the certificate may be by facsimile.

Section 2. Transfers of Stock.

Transfers of stock shall be made only upon the transfer books of the Corporation kept at an office of the Corporation or by transfer agents designated to transfer shares of the stock of the Corporation. Except where a certificate is issued in accordance with Section 4 of this Article of these Bylaws or in the case of uncertificated shares, an outstanding certificate for the number of shares involved shall be surrendered for cancellation before a new certificate is issued therefor.

Section 3. Record Date.

In order that the Corporation may determine the stockholders entitled to notice of any meeting of the stockholders, or to receive payment of any dividend or other distribution or allotment of any rights or to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date on which the resolution fixing the record date is adopted and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of any meeting of the stockholders, nor more than sixty (60) days prior to the time for such other action as hereinbefore described. If the Board of Directors so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board of Directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of and to vote at a meeting of the stockholders shall be at the close of business on the day immediately preceding the day on which notice is given or, if notice is waived, at the close of business on the day immediately preceding the day on which the meeting is held, and, for determining stockholders entitled to receive payment of any dividend or other distribution or allotment of rights or to exercise any rights of change, conversion or exchange of stock or for any other purpose, the record date shall be at the close of business on the day on which the Board of Directors adopts a resolution relating thereto.

A determination of the stockholders of record entitled to notice of or to vote at a meeting of the stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for determination of the stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of the stockholders entitled to vote in accordance with the foregoing provisions of this Section 3 at the adjourned meeting.

Section 4. Lost, Stolen or Destroyed Certificates.

In the event of the loss, theft or destruction of any certificate of stock, the Corporation may issue a replacement certificate of stock or uncertificated shares in place of any certificate previously issued by the Corporation pursuant to such regulations as the Board of Directors may establish concerning proof of such loss, theft or destruction and concerning the giving of a satisfactory bond or bonds of indemnity.

Section 5. Regulations.

The issue, transfer, conversion and registration of certificates of stock shall be governed by such other regulations as the Board of Directors may establish.

Section 6. Interpretation.

The Board of Directors shall have the power to interpret all of the terms and provisions of these Bylaws, which interpretation shall be conclusive.

ARTICLE VI - NOTICES

Section 1. Notices.

If mailed, notice to stockholders shall be deemed given when deposited in the mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the Corporation. Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders may be given by electronic transmission in the manner provided in Section 232 of the Nevada Corporation Law.

Section 2. Waiver of Notice.

A written waiver of any notice, signed by a stockholder or director, or waiver by electronic transmission by such person, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to the notice required to be given to such person. Neither the business nor the purpose of any meeting need be specified in such a waiver. Attendance at any meeting shall constitute waiver of notice, except attendance for the express purpose of objecting at the beginning of the meeting to the transaction of business because the meeting is not lawfully called or convened.

ARTICLE VII -INDEMNIFICATION OF DIRECTORS AND OFFICERS

Section 1. Right to Indemnification.

Each person who was or is made a party or is threatened to be made a party to or is otherwise involved (including, without limitation, as a witness) in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director or an officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, trustee, member or manager of another corporation, limited liability company, partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter referred to as an “Indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, manager, member, partner or trustee or in any other capacity while serving as a director, officer or trustee, shall be indemnified and held harmless by the Corporation to the fullest extent permitted by law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights to such Indemnitee than such law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such Indemnitee in connection therewith; provided, however, that, except as provided in Section 3 of this Article with respect to proceedings to enforce rights to indemnification or as otherwise required by law, the Corporation shall not be required to indemnify or advance expenses to any such Indemnitee in connection with a proceeding (or part thereof) initiated by such Indemnitee unless such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.

Section 2. Right to Advancement of Expenses.

In addition to the right to indemnification conferred in Section 1 of this Article, an Indemnitee shall also have the right to be paid by the Corporation the expenses (including attorney’s fees) incurred in defending any such proceeding in advance of its final disposition; provided, however, that, if the Nevada Corporation Law requires, an advancement of expenses incurred by an Indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such Indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such Indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such Indemnitee is not entitled to be indemnified for such expenses under this Section 2 or otherwise.

Section 3. Right of Indemnitees to Bring Suit.

If a claim under Section 1 or 2 of this Article is not paid in full by the Corporation within sixty (60) days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty (20) days, the Indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. To the fullest extent permitted by law, if successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Indemnitee shall also be entitled to be paid the expenses of prosecuting or defending such suit. In (i) any suit brought by the Indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the Indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) in any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that, the Indemnitee has not met any applicable standard for indemnification set forth in the Nevada Corporation Law. Neither the failure of the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the Indemnitee is proper in the circumstances because the Indemnitee has met the applicable standard of conduct set forth in the Nevada Corporation Law, nor an actual determination by the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) that the Indemnitee has not met such applicable standard of conduct, shall create a presumption that the Indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the Indemnitee, be a defense to such suit. In any suit brought by the Indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the Indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article or otherwise shall be on the Corporation.

Section 4. Non-Exclusivity of Rights.

The rights to indemnification and to the advancement of expenses conferred in this Article shall not be exclusive of any other right which any person may have or hereafter acquire under any law, statute, the Corporation’s Articles of Incorporation as amended from time to time, these Bylaws, any agreement, any vote of the stockholders or resolution of disinterested directors or otherwise.

Section 5. Insurance.

The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, limited liability company, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Nevada Corporation Law.

Section 6. Indemnity Agreements.

The Corporation may enter into indemnity agreements with the persons who are members of its Board of Directors from time to time, and with such officers, employees and agents of the Corporation and with such officers, directors, members, managers, partners, employees and agents of any direct or indirect subsidiaries of the Corporation as the Board of Directors may designate, such indemnity agreements to provide in substance that the Corporation will indemnify such persons as contemplated by this Article, and to include any other substantive or procedural provisions regarding indemnification as are not inconsistent with Nevada law. The provisions of such indemnity agreements shall prevail to the extent that they limit or condition or differ from the provisions of this Article.

Section 7. Indemnification of Employees and Agents of the Corporation.

The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this Article with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.

Section 8. Nature of Rights.

The rights conferred upon Indemnitees in this Article shall be contract rights and such rights shall continue as to an Indemnitee who has ceased to be a director, officer, member, manager, employee, agent or trustee and shall inure to the benefit of such Indemnitee’s heirs, executors and administrators. Any amendment, alteration or repeal of this Article that adversely affects any right of an Indemnitee or its successors shall be prospective only and shall not limit, eliminate, or impair any such right with respect to any proceeding involving any occurrence or alleged occurrence of any action or omission to act that took place prior to such amendment, alteration or repeal.

Section 9. Severability.

If any word, clause, provision or provisions of this Article shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (i) the validity, legality and enforceability of the remaining provisions of this Article (including, without limitation, each portion of any Section of this Article containing any such provision held to be invalid, illegal or unenforceable, that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (ii) to the fullest extent possible, the provisions of this Article (including, without limitation, each such portion of any Section of this Article containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

ARTICLE VIII - CERTAIN TRANSACTIONS

Section 1. Transactions with Interested Parties.

No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, limited liability company, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board or committee thereof which authorizes the contract or transaction or solely because the votes of such director or officer are counted for such purpose, if:

(a) The material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board or committee in good faith authorizes the contract or transaction by a resolution of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or

(b) The material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or

(c) The contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof, or the stockholders.

Section 2. Quorum.

Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

ARTICLE IX - MISCELLANEOUS

Section 1. Facsimile Signatures.

In addition to the provisions for use of facsimile signatures elsewhere specifically authorized in these Bylaws, facsimile signatures of any officer or officers of the Corporation may be used whenever and as authorized by the Board of Directors or a committee thereof.

Section 2. Corporate Seal.

The Board of Directors may provide a suitable seal, containing the name of the Corporation, which seal shall be in the charge of the Secretary. If and when so directed by the Board of Directors or a committee thereof, duplicates of the seal may be kept and used by the Treasurer or by an Assistant Secretary or Assistant Treasurer.

Section 3. Reliance upon Books, Reports and Records.

Each director, each member of any committee designated by the Board of Directors, and each officer of the Corporation shall, in the performance of his or her duties, be fully protected in relying in good faith upon the books of account or other records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of its officers or employees, or committees of the Board of Directors so designated, or by any other person as to matters which such director or committee member reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.

Section 4. Fiscal Year.

Except as otherwise determined by the Board of Directors from time to time, the fiscal year of the Corporation shall end on the last day of December of each year.

Section 5. Time Periods.

In applying any provision of these Bylaws which requires that an act be done or not be done a specified number of days prior to an event or that an act be done during a period of a specified number of days prior to an event, calendar days shall be used, the day of the doing of the act shall be excluded, and the day of the event shall be included.

Section 6. Pronouns.

Whenever the context may require, any pronouns used in these Bylaws shall include the corresponding masculine, feminine or neuter forms.

ARTICLE X – FORUM FOR ADJUDICATION

To the fullest extent permitted by law, and unless the Corporation consents in writing to the selection of an alternative forum, the Eighth Judicial District Court of Clark County, Nevada, shall be the sole and exclusive forum for any actions, suits or proceedings, whether civil, administrative or investigative or that assert any claim or counterclaim (a) brought in the name or right of the Corporation or on its behalf, (b) asserting a claim for breach of any fiduciary duty owed by any director, officer, employee or agent of the Corporation to the Corporation or the Corporation’s stockholders, (c) arising or asserting a claim arising pursuant to any provision of NRS Chapters 78 or 92A or any provision of the Articles of Incorporation or these Bylaws or (d) asserting a claim governed by the internal affairs doctrine. In the event that the Eighth Judicial District Court of Clark County, Nevada does not have jurisdiction over any such action, suit or proceeding, then any other state district court located in the State of Nevada shall be the sole and exclusive forum therefor and in the event that no state district court in the State of Nevada has jurisdiction over any such action, suit or proceeding, then a federal court located within the State of Nevada shall be the sole and exclusive forum therefor. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article X.

ARTICLE X – AMENDMENTS

In furtherance and not in limitation of the powers conferred by law, the Board of Directors is expressly authorized to adopt, amend and repeal these Bylaws subject to the power of the holders of capital stock of the Corporation to adopt, amend or repeal the Bylaws; provided, however, that, with respect to the power of holders of capital stock to adopt, amend and repeal Bylaws of the Corporation, notwithstanding any other provision of these Bylaws or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the capital stock of the Corporation required by law, these Bylaws or any Preferred Stock of the Corporation, the affirmative vote of the holders of at least eighty percent (80%) of the voting power of all of the then-outstanding shares entitled to vote generally in the election of directors, voting together as a single class, shall be required to adopt, amend or repeal any provision of these Bylaws.

ANNUAL MEETING OF STOCKHOLDERS OF

SINTX TECHNOLOGIES, INC.

August 13, 2020

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

DIRECTIONS - To obtain directions to the annual meeting, please call (801) 839-3500.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting To Be Held on August 13, 2020:
The Notice of Meeting, proxy statement, proxy card and Annual Report are available at http://www.astproxyportal.com/ast/22977

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone, in person or the Internet.

20230303030300000000 6 081320

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2, 3, 4, 5 and 6.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

NOMINEES:
- ○ B. Sonny Bal
- ○ Jeffrey S. White

☐ **FOR ALL NOMINEES**

☐ **WITHHOLD AUTHORITY FOR ALL NOMINEES**

☐ **FOR ALL EXCEPT** (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned shareholder. **If no direction is made, this proxy will be voted FOR ALL NOMINEES in Proposal 1 and FOR Proposals 2, 3, 4, 5 and 6.**

Signature of Shareholder ________ Date: ________ Signature of Shareholder ________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by duly authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF

SINTX TECHNOLOGIES, INC.

August 13, 2020

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting To Be Held on August 13, 2020:
The Notice of Meeting, proxy statement, proxy card and Annual Report are available at http://www.astproxyportal.com/ast/22977

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20230303030300000000 6 081320

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2, 3, 4, 5 and 6.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

NOMINEES:

☐ **FOR ALL NOMINEES**

○ B. Sonny Bal
○ Jeffrey S. White

☐ **WITHHOLD AUTHORITY FOR ALL NOMINEES**

☐ **FOR ALL EXCEPT**
(See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned shareholder. **If no direction is made, this proxy will be voted FOR ALL NOMINEES in Proposal 1 and FOR Proposals 2, 3, 4, 5 and 6.**

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder ______ Date: ______ Signature of Shareholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

SINTX TECHNOLOGIES, INC.

1885 WEST 2100, SALT LAKE CITY, UTAH 84119

ANNUAL MEETING OF STOCKHOLDERS, August 13, 2020

(This Proxy is Solicited on Behalf of the Board of Directors)

The undersigned hereby appoints B. Sonny Bal and David O'Brien, or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of SINTX Technologies, Inc. (the "**Company**") held of record by the undersigned on June 26, 2020 at the Annual Meeting of Stockholders (the "**Annual Meeting**") to be held at 1885 West 2100 South, Salt Lake City, UT 84119 at 10 a.m. local time, on August 13, 2020 and at any adjournments or postponements thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. **If no direction is made, this proxy will be voted FOR Proposals 1, 2, 3, 4, 5 and 6.**

(Continued and to be signed on the reverse side.)

1.1 14475